                                                                    EXHIBIT 10.2

================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                          HOME INTERIORS & GIFTS, INC.

                                 CERTAIN LENDERS

                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

                 THE CHASE MANHATTAN BANK, AS SYNDICATION AGENT

                                       AND

                               CITICORP USA, INC.,
                                       and
                                SOCIETE GENERALE

                                  AS CO-AGENTS

                               As of June 30, 2001

================================================================================

             BANC OF AMERICA MONTGOMERY SECURITIES LLC, AS ARRANGER

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE 1             Definitions.................................................................................1
         Section 1.1       Defined Terms..........................................................................1
         Section 1.2       Amendments and Renewals...............................................................26
         Section 1.3       Construction..........................................................................26

ARTICLE 2             Advances...................................................................................26
         Section 2.1       The Advances..........................................................................26
         Section 2.2       Manner of Borrowing and Disbursement..................................................27
         Section 2.3       Interest..............................................................................29
         Section 2.4       Fees..................................................................................31
         Section 2.5       Prepayment and Payments...............................................................31
         Section 2.6       Reduction of Commitments..............................................................34
         Section 2.7       Non-Receipt of Funds by the Administrative Agent......................................35
         Section 2.8       Payment of Principal of Advances......................................................35
         Section 2.9       Reimbursement.........................................................................37
         Section 2.10      Manner of Payment.....................................................................37
         Section 2.11      LIBOR Lending Offices.................................................................39
         Section 2.12      Sharing of Payments...................................................................39
         Section 2.13      Calculation of LIBOR Rate.............................................................40
         Section 2.14      Booking Loans.........................................................................40
         Section 2.15      Taxes.................................................................................40
         Section 2.16      Letters of Credit.....................................................................43
         Section 2.17      Revolving Credit Commitment Increase..................................................48

ARTICLE 3             Conditions Precedent.......................................................................50
         Section 3.1       Conditions Precedent to the Initial Advances and the Initial Letters of Credit........50
         Section 3.2       Conditions Precedent to All Advances and Letters of Credit............................52
         Section 3.3       Conditions Precedent to Conversions and Continuations.................................53

ARTICLE 4             Representations and Warranties.............................................................53
         Section 4.1       Representations and Warranties........................................................53
         Section 4.2       Survival of Representations and Warranties, etc.......................................59

ARTICLE 5             General Covenants..........................................................................59
         Section 5.1       Preservation of Existence and Similar Matters.........................................60
         Section 5.2       Business; Compliance with Applicable Law..............................................60
         Section 5.3       Maintenance of Properties.............................................................60
         Section 5.4       Accounting Methods and Financial Records..............................................60
         Section 5.5       Insurance.............................................................................60
         Section 5.6       Payment of Taxes and Claims...........................................................61
         Section 5.7       Visits and Inspections................................................................61
         Section 5.8       Use of Proceeds.......................................................................61

         Section 5.9       INDEMNITY.............................................................................61
         Section 5.10      Environmental Law Compliance..........................................................63
         Section 5.11      Further Assurances....................................................................63
         Section 5.12      Subsidiaries..........................................................................63
         Section 5.13      Landlord's Waivers....................................................................63
         Section 5.14      Deposit and Operating Accounts........................................................64

ARTICLE 6             Information Covenants......................................................................64
         Section 6.1       Quarterly Financial Statements and Information........................................65
         Section 6.2       Annual Financial Statements and Information; Certificate of No Default................65
         Section 6.3       Compliance Certificate................................................................65
         Section 6.4       Copies of Other Reports and Notices...................................................65
         Section 6.5       Notice of Litigation, Default and Other Matters Deliveries............................66
         Section 6.6       ERISA Reporting Requirements..........................................................67
         Section 6.7       Monthly Financial Statements and Other Reports........................................68

ARTICLE 7             Negative Covenants.........................................................................68
         Section 7.1       Indebtedness..........................................................................68
         Section 7.2       Liens.................................................................................71
         Section 7.3       Investments...........................................................................71
         Section 7.4       Liquidation, Merger, New Subsidiaries.................................................73
         Section 7.5       Sale of Assets........................................................................73
         Section 7.6       Restricted Payments...................................................................73
         Section 7.7       Affiliate Transactions................................................................74
         Section 7.8       Leverage Ratio........................................................................74
         Section 7.9       Senior Leverage Ratio.................................................................74
         Section 7.10      Sale and Leaseback....................................................................75
         Section 7.11      Capital Expenditures..................................................................75
         Section 7.12      Amendments and Waivers of Senior Subordinated Notes...................................75
         Section 7.13      Amendment of Organizational Documents.................................................75
         Section 7.14      EBITDA................................................................................75
         Section 7.15      Fixed Charge Coverage Ratio...........................................................76

ARTICLE 8             Default....................................................................................76
         Section 8.1       Events of Default.....................................................................76
         Section 8.2       Remedies..............................................................................78

ARTICLE 9             Changes in Circumstances...................................................................79
         Section 9.1       LIBOR Basis Determination Inadequate..................................................79
         Section 9.2       Illegality............................................................................79
         Section 9.3       Increased Costs.......................................................................80
         Section 9.4       Effect On Base Rate Advances..........................................................81
         Section 9.5       Capital Adequacy......................................................................81
         Section 9.6       Replacement of Lenders under Certain Circumstances....................................82

ARTICLE 10            Agreement Among Lenders....................................................................82
         Section 10.1      Agreement Among Lenders...............................................................82

         Section 10.2      Lender Credit Decision................................................................85
         Section 10.3      Benefits of Article...................................................................85

ARTICLE 11            Miscellaneous..............................................................................85
         Section 11.1      Notices...............................................................................85
         Section 11.2      Expenses..............................................................................87
         Section 11.3      Waivers...............................................................................87
         Section 11.4      Determination by the Lenders Conclusive and Binding...................................88
         Section 11.5      Set-Off...............................................................................88
         Section 11.6      Assignment............................................................................88
         Section 11.7      Counterparts..........................................................................91
         Section 11.8      Severability..........................................................................91
         Section 11.9      Interest and Charges..................................................................91
         Section 11.10     Headings..............................................................................91
         Section 11.11     Amendment and Waiver..................................................................92
         Section 11.12     No Liability of Issuing Bank..........................................................92
         Section 11.13     Confidentiality.......................................................................93
         Section 11.14     No Duties of Syndication Agent or Co-Agents...........................................93
         Section 11.15     GOVERNING LAW.........................................................................93
         Section 11.16     WAIVER OF JURY TRIAL..................................................................94
         Section 11.17     ENTIRE AGREEMENT......................................................................94
         Section 11.18     Waiver and Release....................................................................94
         Section 11.19     Effect of Amendment and Restatement...................................................95

Schedules and Exhibits

Schedule 1:      Commitments and Specified Percentages
Schedule 2:      LIBOR Lending Offices
Schedule 3:      Existing Liens
Schedule 4:      Existing Litigation and Material Liabilities
Schedule 4.1(y): Deposit Accounts
Schedule 5:      Subsidiaries
Schedule 6:      Existing Investments
Schedule 7:      Existing Indebtedness
Schedule 8:      Authorization, Qualification and Good Standing
Schedule 9:      Labor Matters
Schedule 10:     Environmental Reports
Schedule 11:     Taxes
Schedule 12:     Sales of Assets

Exhibit A: Revolving Credit Note
Exhibit B: Facility A Term Loan Note
Exhibit C: Facility B Term Loan Note
Exhibit D: Security Agreement
Exhibit E: Compliance Certificate
Exhibit F: Assignment Agreement
Exhibit G: Subsidiary Guaranty
Exhibit H: Swing Line Note
Exhibit I: Deed of Trust
Exhibit J: Intellectual Property Security Agreement and Assignment Exhibit K: Notice of Borrowing
Exhibit L: Notice of Continuation/Conversion

                      AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 30, 2001, among HOME INTERIORS & GIFTS, INC., a Texas corporation (the "Borrower"), the Lenders from time to time party hereto, BANK OF AMERICA, N.A. (successor by merger to NationsBank, N.A.), as administrative agent for the Lenders, THE CHASE MANHATTAN BANK, as syndication agent, SOCIETE GENERALE, as a co-agent, and CITICORP USA, INC., as a co-agent.

                                   BACKGROUND

     A. The Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Agents have executed and delivered that certain Credit Agreement dated as of June 4, 1998, as amended by (a) that certain First Amendment to Credit Agreement dated as of December 18, 1998, (b) that certain Second Amendment to Credit Agreement dated as of March 12, 1999, (c) that certain Third Amendment to Credit Agreement dated as of November 19, 1999, (d) that certain Fourth Amendment to Credit Agreement dated as of July 26, 2000 but effective as of July 3, 2000 and (e) that certain Fifth Amendment to Credit Agreement dated as of March 30, 2001 (as amended, the "Existing Credit Agreement").

     B. The Borrower has requested that the Lenders (a) extend the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date and the Facility B Term Loan Maturity Date, (b) amend the Applicable Base Rate Margin and the Applicable LIBOR Rate Margin, (c) amend certain financial covenants and
(d) amend and restate the Existing Credit Agreement upon the terms and conditions hereinafter set forth.

     In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

DEFINED TERMS.  FOR PURPOSES OF THIS AGREEMENT:

     "Acquisition" means any transaction pursuant to which the Borrower or any of its Subsidiaries, (a) whether by means of a capital contribution or purchase or other acquisition of stock or other securities or other equity participation or interest, (i) acquires more than 50% of the equity interest in any Person pursuant to a solicitation by the Borrower or such Subsidiary of tenders of equity securities of such Person, or through one or more negotiated block, market, private or other transactions, or a combination of any of the foregoing,
(ii) except as permitted by Section 7.3(d) hereof with respect to a newly-formed corporation and Section 7.4(b) hereof with respect to an existing Subsidiary of the Borrower, makes any corporation a Subsidiary of the Borrower or such Subsidiary, or causes any corporation, other than a Subsidiary of the Borrower or such Subsidiary, to be merged into the Borrower or such Subsidiary (or agrees to be merged into any other corporation other than a wholly-owned Subsidiary of the Borrower or such Subsidiary), or (iii) agrees to purchase all or more than 50% of the assets of any Person, pursuant to a merger, purchase of assets or other reorganization providing for the delivery or issuance to the holders of such Person's then outstanding securities or other equity interests, in exchange for such securities, of cash or securities of the Borrower or such Subsidiary, or any combination thereof, or
(b) purchases in one transaction or a series of related transactions all or more than 50% of the business or assets of any Person or of any operating division of any Person.

     "Acquisition Consideration" means the consideration given by the Borrower or any of its Subsidiaries for an Acquisition, including but not limited to the sum of (without duplication) (a) the fair market value of any cash, property or services given (other than Capital Stock issued in respect of the Acquisition), plus (b) the amount of any indebtedness for borrowed money and Capitalized Lease Obligations assumed, incurred or guaranteed in connection with such Acquisition by the Borrower or any of its Subsidiaries that is a Subsidiary immediately prior to such Acquisition.

     "Adjusted LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the LIBOR Rate for such LIBOR Advance for such Interest Period by (b) 1 minus the Reserve Requirement for such LIBOR Advance for such Interest Period.

     "Adjustment Date" means, for purposes of the Applicable Base Rate Margin, the Applicable LIBOR Rate Margin, the Commitment Fee payable pursuant to Section 2.4(a) hereof and the Letter of Credit fees payable pursuant to Section 2.16(f)(i) hereof, the date of receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.1 or 6.2 hereof, as applicable, and the Compliance Certificate required pursuant to
Section 6.3 hereof.

     "Administrative Agent" means Bank of America, N.A., a national banking association (successor by merger to NationsBank, N.A.), as administrative agent for Lenders, or such successor administrative agent appointed pursuant to
Section 10.1(b) hereof.

     "Advance" means any amount advanced or deemed advanced by a Lender to the Borrower pursuant to Article 2 hereof on the occasion of any borrowing.

     "Affected LIBOR Advances" has the meaning specified in Section 2.5(h) hereof.

     "Affiliate" means any Person that, directly or indirectly, through one or more Persons, Controls or is Controlled By or Under Common Control with such Person, or a Person who Controls or is Controlled By, such Person, or in the case of any Lender which is an investment fund, the investment advisor thereof and any investment fund having the same investment advisor.

     "Agreement" means this Amended and Restated Credit Agreement, as amended, modified, supplemented or restated from time to time.

     "Agreement Date" means the date of this Agreement.

     "Applicable Base Rate Margin" means the margin of interest over the Prime Rate that is applicable when any interest rate is determined under this Agreement based upon the Prime Rate. The Applicable Base Rate Margin is subject to adjustment (upwards or downwards, as appropriate) based upon the Leverage Ratio. Effective as of each Adjustment Date, the Applicable Base Rate Margin shall be adjusted to reflect the Applicable Base Rate Margin prescribed below for the Leverage Ratio as demonstrated by the Compliance Certificate delivered for that fiscal quarter:

                                      Revolving Loans and
                                      Facility A Term Loan              Facility B Term Loan
         Leverage Ratio                      Advances                         Advances
         --------------               --------------------              --------------------

Greater than or equal to 4.00 to               1.50%                            2.00%
1.00

Less than 4.00 to 1.00, but                    1.25%                            1.75%
equal to or greater than 3.75 to
1.00

Less than 3.75 to 1.00, but                    1.00%                            1.75%
equal to or greater than 3.50 to
1.00

Less than 3.50 to 1.00, but                    0.75%                            1.75%
equal to or greater than 3.00 to
1.00

Less than 3.00 to 1.00                         0.50%                            1.75%

If the financial statements required pursuant to Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 4.00 to 1.00 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the foregoing, the Applicable Base Rate Margin from and after the Agreement Date until and including the Adjustment Date determined following the date of receipt of the unaudited financial statements for the fiscal quarter ending September 30, 2001, and related Compliance Certificate shall be determined as if the Leverage Ratio is greater than or equal to 4.00 to 1.00.

     "Applicable Environmental Laws" means applicable laws pertaining to health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended from time to time, "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, "RCRA"), the Texas Water Code, and the Texas Solid Waste Disposal Act.

     "Applicable Law" means (a) in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, "Applicable Law" shall mean the laws of the United States of America, including without limitation 12 USC Sections 85 and 86(a), as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Chapter 303 of the Texas Finance Code, as amended, and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit; provided that the parties hereto agree that the provisions of Chapter 346 of the Texas Finance Code, as amended, shall not apply to Advances, this Agreement, the Notes or any other Loan Documents.

     "Applicable LIBOR Rate Margin" means the margin of interest over the Adjusted LIBOR Rate that is applicable when any interest rate is determined under this Agreement based upon the Adjusted LIBOR Rate. The Applicable LIBOR Rate Margin is subject to adjustment (upwards or downwards, as appropriate) based upon the Leverage Ratio. Effective as of each Adjustment Date, the Applicable LIBOR Rate Margin shall be adjusted to reflect the Applicable LIBOR Rate Margin prescribed below for the Leverage Ratio as demonstrated by the Compliance Certificate delivered for that fiscal quarter:

                                       Revolving Loans and
                                       Facility A Term Loan             Facility B Term Loan
       Leverage Ratio                        Advances                         Advances
       --------------                  --------------------             --------------------

Greater than or equal to 4.00 to               2.75%                            3.25%
1.00

Less than 4.00 to 1.00, but                    2.50%                            3.00%
equal to or greater than 3.75 to
1.00

Less than 3.75 to 1.00, but                    2.25%                            3.00%
equal to or greater than 3.50 to
1.00

Less than 3.50 to 1.00, but                    2.00%                            3.00%
equal to or greater than 3.00 to
1.00

Less than 3.00 to 1.00                         1.75%                            3.00%

If the financial statements required pursuant to Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is greater than 4.00 to 1.00 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the foregoing, the Applicable LIBOR Rate Margin from and after the Agreement Date until and including the Adjustment Date determined following the date of receipt of the unaudited financial statements for the fiscal quarter ending September 30, 2001, and related Compliance Certificate shall be determined as if the Leverage Ratio is greater than or equal to 4.00 to 1.00.

     "Applicable Specified Percentages" means the Revolving Credit Specified Percentage, the Facility A Term Loan Specified Percentage, the Facility B Term Loan Specified Percentage, or the Total Specified Percentage, as applicable in the context used.

     "Assignee" has the meaning specified in Section 11.6(d) hereof.

     "Assignment Agreement" shall have the meaning ascribed thereto in Section
11.6 hereof and substantially in the form of Exhibit F hereto.

     "Authorized Signatory" means the chief executive officer, the president, any vice president, the treasurer, the chief financial officer, any assistant treasurer, the secretary, or any assistant secretary or controller as may be or is designated in writing by the Borrower, or any of its Subsidiaries to execute documents, agreements and instruments on behalf of the Borrower or any Subsidiary, and to request Advances hereunder.

     "Bank of America" means Bank of America, N.A., a national banking association (successor by merger to NationsBank, N.A.), in its capacity as a Lender.

     "Base Rate Advance" means any Advance bearing interest at the Base Rate Basis.

     "Base Rate Basis" means, for any day, a per annum interest rate equal to the higher of (a) the sum of (i) 0.50% plus (ii) the Federal Funds Rate on such day plus (iii) the Applicable Base Rate Margin, or (b) the sum of (i) the Prime Rate on such day plus (ii) the Applicable Base Rate Margin. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Prime Rate or Federal Funds Rate, as applicable, to account for such change.

     "Borrower" has the meaning assigned to such term in the preamble.

     "Business Day" means a day on which commercial banks are open (a) for the transaction of business in Dallas, Texas and (b) with respect to any LIBOR Advance, for the transaction of international business (including dealings in Dollar deposits) in London, England.

     "Capital Expenditures" means, for any period, expenditures made by the Borrower and its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements during such period and the aggregate amount of items leased or acquired under Capital Leases at the cost of the item) computed in accordance with GAAP, consistently applied (excluding any such asset acquired (a) in connection with normal replacement and maintenance programs properly expensed in accordance with GAAP, (b) with the proceeds of any casualty insurance or any condemnation award (with such expenditures to be made in accordance with and as permitted by Section 2.5(c) hereof) and (c) with the cash proceeds of any asset sale made pursuant to
Section 7.5 hereof).

     "Capital Leases" means capital leases and subleases, as defined in the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 13, dated November 1976, as amended.

     "Capital Stock" means, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, each class of partnership interest in any Person that is a partnership, and each class of membership interest in any Person that is a limited liability company.

     "Capitalized Lease Obligations" means that portion of any obligation of the Borrower or any of its Subsidiaries as lessee under a lease which at the time would be required to be capitalized on a balance sheet prepared in accordance with GAAP.

     "Carter Family" means Donald J. Carter, Sr., his lineal descendants whether by adoption or otherwise, their respective spouses, any trusts for the benefit of the foregoing persons, and the respective Affiliates of all of the foregoing.

     "Cash and Cash Equivalents" means with respect to the Borrower and each of its Subsidiaries (a) cash, (b) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (c) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) entered into with any financial institution meeting the qualifications specified in clause (c) above, and (e) commercial paper issued by any Lender or the Borrower corporation of any Lender, and commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., a New York corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within six months after the date of acquisition.

     "Change of Control" means the earlier to occur of (a) Hicks Muse, its principals and their Affiliates and the management of the Borrower and its Subsidiaries ("HMTF") shall cease to have the power, directly or indirectly, to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of the Borrower, provided that the occurrence of the foregoing event shall not be deemed a Change of Control if (i) at any time prior to the consummation of an Initial Public Offering, and for any reason whatsoever, (A) HMTF otherwise has the right to designate (and does so designate) a majority of the board of directors of the Borrower or (B) HMTF and their employees, directors and officers (the "HMTF Group") own of record and beneficially an amount of common stock of the Borrower equal to at least 50% of the amount of common stock of the Borrower owned by the HMTF Group of record and beneficially as of the Closing Date and such ownership by the HMTF Group represents the largest single block of voting securities of the Borrower held by any Person or related group for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended or (ii) at any time after the consummation of an Initial Public Offering, and for any reason whatsoever, (A) no "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), excluding the HMTF Group, shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of more than the greater of (x) 15% of the shares outstanding or (y) the percentage of the then outstanding voting stock of the Borrower owned beneficially by the HMTF Group and (B) the board of directors of the Borrower shall consist of a majority of the Continuing Directors and (b) any Change of Control as defined in any document pertaining to the Senior Subordinated Notes.

     "Co-Agents" means Citicorp USA, Inc. and Societe Generale.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral" means any collateral granted by any Person to the Administrative Agent to secure the Obligations.

     "Collateral Document" means any document under which Collateral is granted and any document related thereto.

     "Commitment Fee" has the meaning specified in Section 2.4(a) hereof.

     "Commitments" means, collectively, the Revolving Credit Commitment, the Facility A Term Loan Commitment and the Facility B Term Loan Commitment.

     "Compliance Certificate" means a certificate, signed by an Authorized Signatory, in substantially the form of Exhibit E, appropriately completed.

     "Consulting Agreements" means, collectively, that certain (a) Financial Advisory Agreement, dated as of June 4, 1998, among the Borrower, each Guarantor and Hicks, Muse & Co. Partners, L.P. and (b) Monitoring and Oversight Agreement, dated as of June 4, 1998, among the Borrower, each Guarantor and Hicks, Muse & Co. Partners, L.P., each as in effect as of the Agreement Date, and with only such amendments or modifications thereto after the Agreement Date which do not materially affect the interest of the Lenders or otherwise reasonably acceptable to the Administrative Agent.

     "Continuing Directors" means the directors of the Borrower on the Closing Date and each other director, if, in each case, such other directors' nominations for election to the board of directors of the Borrowers are recommended by a majority of the then Continuing Directors or such other director receives the vote of HMTF in his or her election by the stockholders of the Borrower.

     "Control" or "Controlled By" or "Under Common Control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, however, that in any event any Person which beneficially owns, directly or indirectly, 25% or more (in number of votes) of the securities having ordinary voting power for the election of directors of a corporation shall be conclusively presumed to control such corporation.

     "Controlled Group" means as of the applicable date, as to any Person not an individual, all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) which are under common control with such Person and which, together with such Person, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code;

provided, however, that the Subsidiaries of the Borrower shall be deemed to be members of the Borrower's Controlled Group.

     "Converted Amount" has the meaning specified in Section 3.1(i) hereof.

     "Crowley Investments" means Crowley Investments, Inc., a Texas corporation.

     "Current Assets" means at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "Total Current Assets" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, except that there shall be excluded therefrom Cash and Cash Equivalents.

     "Current Liabilities" means at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "Total Current Liabilities" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, except that there shall be excluded therefrom the current portion of (a) all Advances, and (b) all long-term Indebtedness for borrowed money (including Capitalized Lease Obligations) in each case, to the extent included therein.

     "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief Laws affecting the rights of creditors generally from time to time in effect.

     "Deed of Trust" means any fee simple deed of trust or mortgage, as applicable, relating to the real fee owned property of the Borrower and each of its Subsidiaries required to be pledged to the Administrative Agent, in substantially the form set forth in Exhibit I hereto, as amended, modified, renewed, supplemented or restated from time to time.

     "Default" means an Event of Default and/or any of the events specified in
Section 8.1, regardless of whether there shall have occurred any passage of time or giving of notice that would be necessary in order to constitute such event an Event of Default.

     "Default Rate" means a simple per annum interest rate equal to (a) with respect to Base Rate Advances the lesser of (i) the Highest Lawful Rate or (ii) the Base Rate Basis plus two percent or (b) with respect to LIBOR Advances, the lesser of (i) the Highest Lawful Rate or (ii) the LIBOR Basis plus two percent.

     "Determining Lenders" means, on any date of determination, any combination of Lenders whose Total Specified Percentages aggregate more than 50%; provided, however, in the event that all of the Commitments have been terminated, "Determining Lenders" means, on any date of determination, any combination of Lenders having more than 50% of the Advances (other than Swing Line Advances) then outstanding.

     "Dividend" means, as to any Person, (a) any declaration or payment of any dividend (other than a stock dividend) on, and (b) any purchase, redemption or other acquisition or retirement for value by such Person of any shares of Capital Stock of such Person.

     "Dollar" or "$" means the lawful currency of the United States of America.

     "Domestic Subsidiary" means any Subsidiary of the Borrower other than a Foreign Subsidiary.

     "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (without duplication) (a) Pretax Net Income (excluding therefrom, to the extent included in determining Pretax Net Income, any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) to the extent included in determining Pretax Net Income, interest expense (including the amortization or write-off of debt discount and issuance costs and commissions and discounts and other fees and charges associated with Indebtedness), plus (c) to the extent included in determining Pretax Net Income, depreciation and amortization, plus (d) to the extent included in determining Pretax Net Income, other non-cash charges, minus (e) to the extent included in determining Pretax Net Income, other non-cash credits, minus (f) cash payments made with respect to non-cash charges added back in determining EBITDA in any prior period which would otherwise be excluded in determining EBITDA, plus (g) to the extent included in determining Pretax Net Income, reorganization related expenses previously disclosed to the Lenders (regardless of the line items on which such expenses are reported in the Borrower's financial statements) taken or incurred in the fiscal years ending December 31, 2001 and December 31, 2002, not to exceed $15,500,000 in the aggregate for both such years (including that portion of the reorganization related expenses relating to the write-off of deferred financing costs). For purposes of this definition, EBITDA shall be computed utilizing the Borrower's revenue recognition policy in place prior to the adoption of SEC staff Accounting Bulletin No. 101 ("SAB 101"). The Borrower's Compliance Certificate shall disclose the adjustment to GAAP operating results taking into account the effect of the adoption of SAB 101. The Borrower's quarterly filings with the SEC on Form 10-Q and its annual filings on Form 10-K will continue to include a reconciliation of EBITDA to income before income taxes in accordance with the Borrower's GAAP financial statements. This reconciliation will include an adjustment for the effect of adoption of SAB 101 on the Borrower's operating results.

     "Environmental Reports" has the meaning specified in Section 4.1(q) hereof.

     "Equity Offering" means any offering, sale or issuance of Capital Stock of the Borrower other than in respect of the exercise of stock options of such stock.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation promulgated thereunder.

     "ERISA Event" means, with respect to the Borrower and its Subsidiaries, (a) a Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under regulations issued under Section 4043 of ERISA) with respect to a Plan, (b) the withdrawal of any such Person or any member of its Controlled Group from a Plan subject to Section 4063 of ERISA during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) the failure to make required contributions which would result in the imposition of a Lien under Section 412 of the Code or Section 302 of ERISA, (f) a withdrawal from a Multiemployer Plan, or (g) any other event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

     "Event of Default" means any of the events specified in Section 8.1, provided that any requirement for notice or lapse of time has been satisfied.

     "Excess Cash Flow" means, for the Borrower and its Subsidiaries on a consolidated basis for any period, an amount equal to (without duplication) (a) EBITDA for such period, minus (b) cash taxes paid during such period, minus (c) scheduled principal payments of Indebtedness for such period, minus (d) the lesser of the actual Capital Expenditures during such period (excluding, however, the portion of such Capital Expenditures, if any, financed by purchase money debt (other than the Advances) or Capitalized Lease Obligations), or $12,000,000, minus (e) cash interest expense for such period, minus (f) cash payments made for reorganization related expenses described in clause (g) of the definition of "EBITDA".

     "Existing Equityholders" means Hicks Muse and the Carter Family and their respective Affiliates.

     "Existing LIBOR Borrowing" is defined in Section 11.19(b).

     "Facility A Term Loan Advance" means an Advance made pursuant to Section 2.1(b) hereof.

     "Facility A Term Loan Commitment" means the commitments of the Lenders, subject to the terms and conditions hereof, to make Facility A Term Loan Advances on the Agreement Date up to an aggregate principal amount of $60,000,000, as terminated pursuant to Section 2.1(b) hereof.

     "Facility A Term Loan Maturity Date" means December 31, 2004, or the earlier date of acceleration of the Facility A Term Loan Advances pursuant to
Section 8.2 hereof.

     "Facility A Term Loan Note" means any promissory note of the Borrower evidencing Facility A Term Loan Advances hereunder, substantially in the form of Exhibit B hereto, together with any extension, renewal or amendment thereof, or substitution therefor.

     "Facility A Term Loan Specified Percentage" means, as to any Lender, the percentage indicated beside its name on Schedule 1 hereto as its Facility A Term Loan Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment Agreement.

     "Facility B Term Loan Advance" means an Advance made pursuant to Section 2.1(c) hereof.

     "Facility B Term Loan Commitment" means the commitments of the Lenders, subject to the terms and conditions hereof, to make Facility B Term Loan Advances on the Agreement Date up to an aggregate principal amount of $107,359,113.34, as terminated pursuant to Section 2.1(c) hereof.

     "Facility B Term Loan Maturity Date" means December 31, 2006, or the earlier date of acceleration of the Facility B Term Loan Advances pursuant to
Section 8.2 hereof.

     "Facility B Term Loan Note" means any promissory note of the Borrower evidencing Facility B Term Loan Advances hereunder, substantially in the form of Exhibit C hereto, together with any extension, renewal or amendment thereof, or substitution therefor.

     "Facility B Term Loan Specified Percentage" means, as to any Lender, the percentage indicated beside its name on Schedule 1 hereto as its Facility B Term Loan Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment Agreement.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent by three federal funds brokers of recognized standing selected by it.

     "Fee Letter" has the meaning specified in Section 2.4(b) hereof.

     "Financial Statements" has the meaning specified in Section 4.1(j)(i) hereof.

     "Fixed Charge Coverage Ratio" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the ratio of (a) EBITDA, minus cash taxes actually paid, minus Maintenance Capital Expenditures, to (b) the sum of cash interest expense, and scheduled principal payments made in respect of Indebtedness paid by the Borrower or its Subsidiaries for such period. For each of the fiscal quarters ending September 30, 2000, December 31, 2000, March 31, 2001 and June 30, 2001, the amount of scheduled principal payments described in clause (b) in the preceding sentence shall be deemed to be $2,500,000.

     "Foreign Subsidiary" means any Subsidiary of the Borrower which is not organized under the Laws of any state of the United States of America or the District of Columbia.

     "Form 4224" has the meaning specified in Section 2.15(e) hereof.

     "Form 1001" has the meaning specified in Section 2.15(e) hereof.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the rules and regulations of the Securities and Exchange Commission, or their successors which are applicable in the circumstances as of the date of determination, except that for purposes of Sections 7.8 and 7.9 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Determining Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. The term "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission (or successors thereto or agencies with similar functions).

     "Guarantor" means each direct and indirect Domestic Subsidiary of the Borrower which executes a Subsidiary Guaranty.

     "Guaranty" or "Guaranteed", means (a) as applied to an obligation of another Person, (i) a guaranty, direct or indirect, in any manner, of any part or all of such obligation, and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation, including, without limiting the foregoing, any reimbursement obligations with respect to amounts which may be drawn by beneficiaries of outstanding letters of credit and (b) an agreement, direct or indirect, contingent or otherwise, to maintain net worth, working capital, earnings or other financial performance of another Person.

     "Hicks Muse" means HMTF Operating, Inc., a Texas corporation.

     "Highest Lawful Rate" means at the particular time in question the maximum rate of interest which, under Applicable Law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be (a) the weekly rate ceiling described in and computed in accordance with the provisions of Chapter 303 of the Texas Finance Code, or (b) if the parties subsequently contract as allowed by Applicable Law, the quarterly ceiling or the annualized ceiling computed pursuant to Chapter 303 of the Texas Finance Code; provided, however, that at any time the weekly rate ceiling, the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Chapter 303 of the Texas Finance Code shall control for purposes of such determination, as applicable.

     "HMTF" has the meaning specified in the definition of "Change of Control".

     "HMTF Group" has the meaning specified in the definition of "Change of Control".

     "Increased Costs" has the meaning specified in Section 9.3(a) hereof.

     "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations issued or assumed as the deferred purchase price of property or services (other than current trade payables and accrued expenses incurred in the ordinary course of such Person's business), (e) all obligations secured by any Lien on any property or asset owned by such Person, whether or not the obligation secured thereby shall have been assumed,
(f) to the extent not otherwise included, all Capitalized Lease Obligations of such Person, all obligations in respect of letters of credit, bankers' acceptances and similar instruments, and all obligations under Interest Hedge Agreements, (g) the principal portion of all obligations of such Person under any Synthetic Lease, and (h) any Guaranty of such Person of any obligation of another Person constituting obligations of a type set forth above. The amount of any such indebtedness of any Person described in clause (e) shall be deemed to be the lesser of such (i) indebtedness and (ii) the fair market value of such asset or property encumbered, as determined by such Person in good faith.

     "Indemnified Matters" has the meaning specified in Section 5.9(a) hereof.

     "Indemnified Tax" has the meaning specified in Section 3.1(q) hereof.

     "Indemnitees" has the meaning specified in Section 5.9(a) hereof.

     "Initial Public Offering" means an underwritten public offering by the Borrower of Capital Stock of the Borrower or any Subsidiary thereof pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended.

     "Intellectual Property Security Agreement" means the Intellectual Property Security Agreement and Assignment executed by the Borrower and each of its Subsidiaries, substantially in the form of Exhibit J hereto, as amended, modified, renewed, supplemented or restated from time to time.

     "Interest Hedge Agreements" means any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     "Interest Period" means the period beginning on the day any LIBOR Advance is made and ending one, two or three months thereafter (as the Borrower shall select); provided, however, that all of the foregoing provisions are subject to the following:

if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

the Borrower may not select any Interest Period in respect of Advances having an aggregate principal amount not less than $2,000,000; and

there shall be outstanding at any one time no more than ten Interest Periods in the aggregate.

     "Investment" means any (a) Acquisition or (b) any other direct or indirect acquisition of assets of any Person which is not an Acquisition, or any other direct or indirect purchase or other acquisition of, or beneficial interest in, Capital Stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), capital contribution to, or investment in any other Person, including without limitation the occurrence or sufferance of Indebtedness or the purchase of accounts receivable of any other Person that are not current assets or do not arise in the ordinary course of business. The amount of any equity Investment shall be the original cost of such Investment plus the cost of all additions thereto and the amount of any debt Investment shall be the outstanding principal amount thereof, in each case without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

     "Issuing Bank" means Bank of America, N.A. (successor by merger to NationsBank, N.A.) in its capacity as issuer of the Letters of Credit.

     "Law" means any statute, law, ordinance, regulation, rule, order, writ, injunction or decree of any Tribunal.

     "Lender" means each financial institution shown on the signature pages hereof so long as such financial institution maintains a portion of any of the Commitments or is owed any part of the Obligations (including the Administrative Agent in its individual capacity), and each Assignee that hereafter becomes party hereto pursuant to Section 11.6 hereof, subject to the limitations set forth therein.

     "L/C Cash Collateral Account" has the meaning specified in Section 2.16(g) hereof.

     "L/C Related Documents" has the meaning specified in Section 2.16(e) hereof.

     "Letter of Credit" has the meaning specified in Section 2.16(a) hereof, provided that letters of credit which have been cash collateralized (excluding, however, pursuant to the L/C Cash Collateral Account) or for which back-up letters of credit have been obtained, in each case in a manner reasonably acceptable to the Administrative Agent, shall no longer be considered Letters of Credit.

     "Letter of Credit Agreement" has the meaning specified in Section 2.16(b) hereof.

     "Letter of Credit Facility" means the amount of Letters of Credit the Issuing Bank may issue pursuant to Section 2.16(a) hereof.

     "Leverage Ratio" means, for any date of determination, the ratio of (a) Total Debt as of the date of determination to (b) EBITDA for the immediately preceding four consecutive fiscal quarters. For purpose of calculation of the Leverage Ratio only, with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of calculation of EBITDA, there shall be (i) included in EBITDA, the pro forma EBITDA of any assets acquired during any such four fiscal quarters as if acquired at the beginning of the four fiscal quarters preceding the date of calculation and (ii) excluded from EBITDA the EBITDA of any assets disposed of during any of such fiscal quarters as if disposed of at the beginning of the four fiscal quarters preceding the date of calculation.

     "LIBOR Advance" means an Advance bearing interest at the LIBOR Basis.

     "LIBOR Basis" means with respect to any LIBOR Advance, a per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, or (b) the sum of the Adjusted LIBOR Rate plus the Applicable LIBOR Rate Margin.

     "LIBOR Lending Office" means, with respect to a Lender, the office designated as its LIBOR Lending Office on Schedule 2 attached hereto, and such other office of the Lender or any of its affiliates hereafter designated by notice to the Borrower and the Administrative Agent.

     "LIBOR Rate" means, for any Interest Period the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100th of 1%).

     "Lien" means, with respect to any property, any mortgage, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement or other encumbrance of any kind in respect of such property.

     "Litigation" means any proceeding, claim, lawsuit, arbitration, and/or investigation by or before any Tribunal, including, without limitation, proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, Tax or other Law, or under or pursuant to any contract, agreement or other instrument.

     "Loan Documents" means this Agreement, the Notes, if any, the Security Agreement, the Fee Letter, any Interest Hedge Agreements entered into with any Lender or any Affiliate of any Lender, each Subsidiary Guaranty, the Intellectual Property Security Agreement, the Deeds of Trust, and any other agreement executed, delivered or performable by any Obligor in connection herewith or as security for the Obligations.

     "Maintenance Capital Expenditures" means, for any period and for any Person, all Capital Expenditures incurred to repair or maintain the current working condition of existing equipment and facilities in the ordinary course of business, excluding any Capital Expenditures which are growth capital expenditures or cost improvement capital expenditures.

     "Material Adverse Effect" means any act or circumstance or event that has a material adverse effect in or on (a) the business, assets, financial condition, results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the validity or enforceability of any Loan Documents or (c) the rights or remedies of the Lenders or the Administrative Agent under any of the Loan Documents.

     "Maximum Amount" means the maximum amount of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations.

     "Multiemployer Plan" means, as to any Person, at any time, a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which such Person or any member of its Controlled Group has any obligation or liability (contingent or otherwise) under Title IV of ERISA.

     "Necessary Authorization" means any right, franchise, license, permit, consent, approval or authorization from, or any filing or registration with, any governmental or other regulatory authority or any Person necessary or appropriate to enable the Borrower or any of its Subsidiaries to maintain and operate its business and properties, provided a failure to have such license, permit, consent, approval or authorization could reasonably be expected to result on a Material Adverse Effect.

     "Negative Pledge" means any agreement, contract or other arrangement whereby the Borrower or any of its Subsidiaries is prohibited from, or would otherwise be in default as a result of, creating, assuming, incurring or suffering to exist, directly or indirectly, any Lien on any of its assets.

     "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset by or of, or the issuance of Capital Stock to, any Person or any Recovery Event, the amount of cash received by such Person in connection with such transaction after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction or to any asset that may be the subject thereof: (a) reasonable brokerage commissions, legal fees, finder's fees, financial advisory fees, fees for solvency opinions, accounting fees, underwriting fees, investment banking fees, survey, title insurance, appraisals, notaries and other similar commissions and fees, and expenses, in each case, to the extent paid, payable or reimbursed by such Person; (b) filing, recording or registration fees or charges or similar fees or charges paid by such Person; (c) taxes paid or payable by such Person or any shareholder, partner or member of such Person to governmental taxing authorities as a result of such sale or other disposition (after taking into account any available tax credits or deductions or any tax sharing arrangements); (d) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Obligations) that is secured by a Lien on the asset in question; and
(e) any reserve for adjustment in respect of the price of any such sale, lease, transfer or other disposition of such asset or assets.

     "Net Income" means net profit (or loss) after taxes of the Borrower and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP.

     "Non-Consenting Lender" has the meaning specified in Section 9.6 hereof.

     "Non-Funding Lender" has the meaning specified in Section 9.6 hereof.

     "Notes" means, collectively, the Revolving Credit Notes, the Facility A Term Loan Notes, the Facility B Term Loan Notes and the Swing Line Notes.

     "Notice of Borrowing" has the meaning specified in Section 2.2(a) hereof.

     "Notice of Continuation/Conversion" has the meaning specified in Section 2.2(d) hereof.

     "Notice of Issuance" has the meaning specified in Section 2.16(b) hereof.

     "Obligations" means all obligations of any nature (whether matured or unmatured, fixed or contingent, including the Reimbursement Obligations) of the Borrower or any of its Subsidiaries to any Lender or any Affiliate of any Lender under any of the Loan Documents as they may be amended from time to time.

     "Obligor" means the Borrower and each Guarantor.

     "Operating Lease" means any operating lease, as defined in the Financial Accounting Standard Board Statement of Financial Accounting Standards No. 13, dated November, 1976 or otherwise in accordance with GAAP.

     "Other Taxes" has the meaning specified in Section 2.15(b) hereof.

     "Ownership Information" has the meaning specified in Section 11.6(j) hereof.

     "Participant" has the meaning specified in Section 11.6(c) hereof.

     "Participation" has the meaning specified in Section 11.6(c) hereof.

     "Payment Date" means the last day of the Interest Period for any LIBOR Advance; provided, however, if the Interest Period for any LIBOR Advance exceeds three months, "Payment Date" shall also mean each day which is three months, or a whole multiple thereof after the first day of such Interest Period.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Permitted Issuance" means (a) the issuance by the Borrower of shares of Capital Stock as dividends on issued and outstanding Capital Stock of the same class of the Borrower or pursuant to any dividend reinvestment plan, (b) the issuance by the Borrower of options or other equity securities of the Borrower to outside directors, members of management or employees of the Borrower or any Subsidiary of the Borrower, (c) the issuance of securities as interest or dividends on pay-in-kind debt or preferred equity securities in accordance with the terms permitted hereunder and under the other Loan Documents, (d) the issuance to the Borrower or any Subsidiary (or any director, with respect to such director's qualifying shares) by any of its Subsidiaries of any of their respective Capital Stock, in each case with respect to this clause (d) to the extent such Capital Stock issued to the Borrower or any Domestic Subsidiary is pledged to the Administrative Agent pursuant to the applicable Loan Document,
(e) the issuance by the Borrower of shares of its Capital Stock in connection with an Acquisition, (f) cash payments made in lieu of fractional shares of the Borrower's Capital Stock in an aggregate amount not to exceed $200,000 in aggregate amount during the term of this Agreement, (g) the issuance by the Borrower of additional shares of Capital Stock of the Borrower to infuse additional capital into the Borrower in an aggregate amount not to exceed $25,000,000 during the term of this Agreement, and (h) the issuance by the Borrower of additional shares of Capital Stock of the Borrower in connection with the transaction described in Section 3.1(q).

     "Permitted Liens" means, as applied to any Person:

          (a) Any Lien in favor of the Lenders or the Administrative Agent to secure the Obligations hereunder;

(i) Liens on real estate for ad valorem taxes not yet delinquent, (ii) Liens on leasehold interests created by the lessor in favor of any mortgagee of the leased premises, and (iii) Liens for taxes, assessments, governmental charges, levies or claims not yet delinquent, or in each case for clauses (i) and (iii) that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on such Person's books in accordance with GAAP, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto that has not been stayed;

Liens of carriers, landlords, warehousemen, mechanics, laborers and materialmen and other similar Liens incurred in the ordinary course of business for sums not overdue for a period of more than 60 days or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

(i) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or similar legislation and (ii) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, insurance contracts, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

Easements, right-of-way, restrictions and other similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or which are set forth in any title policy or "marked up" commitment thereof delivered pursuant hereto and reasonably acceptable to the Administrative Agent;

Liens created to secure the purchase price of assets acquired by such Person or created to secure Indebtedness permitted by Section 7.1(c) or 7.1(n) hereof, which is incurred solely for the purpose of financing the acquisition of such assets and incurred at the time of acquisition or within 90 days thereafter, so long as each such Lien shall at all times be confined solely to the asset or assets so acquired (and proceeds thereof), and refinancings thereof so long as any such Lien remains solely on the asset or assets acquired and the amount of Indebtedness related thereto is not increased;

Liens in respect of judgments or awards for which appeals or proceedings for review are being prosecuted and in respect of which a stay of execution upon any such appeal or proceeding for review shall have been secured not constituting an Event of Default under Section 8.1(h) hereof, provided that (i) such Person shall have established adequate reserves for such judgments or awards, (ii) such judgments or awards shall be fully insured and the insurer shall not have denied coverage, or (iii) such judgments or awards shall have been bonded to the satisfaction of the Determining Lenders;

Any Liens which are described on Schedule 3 hereto, and Liens resulting from the refinancing, renewal, or extension of the related Indebtedness, provided that the Indebtedness secured thereby shall not be increased and the Liens shall not cover additional assets of the Borrower (other than after-acquired title in or on such property and proceeds of the existing collateral in accordance with the document creating such Lien);

Liens arising from precautionary Uniform Commercial Code financing statements with respect to operating leases or consignment arrangements in the ordinary course of business;

Liens in favor of banking institutions arising by operation of law encumbering deposits (including the right of setoff) held by such banking institution incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

Liens existing on any property or asset at the time of acquisition thereof by the Borrower and its Subsidiaries or existing on the property or assets of any Person that becomes a Subsidiary after the Agreement Date at the time such Person becomes a Subsidiary (provided, that (x) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (y) such Lien shall not apply to any other property or assets of the Borrower or its Subsidiaries and
(z) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be);

any obligations or duties affecting any of the property of the Borrower or its Subsidiaries to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such property for the purposes for which it is held and do not materially impair the value of the Collateral;

Statutory (but, with respect to licenses, subleases and leases executed and effective on or after March 31, 2001, not contractual) liens on property of the Borrower and its Subsidiaries in favor of landlords securing licenses, subleases and leases permitted hereunder and not interfering with the business of the Borrower or any of its Subsidiaries; and

Licenses, leases or subleases permitted hereunder granted to others but not interfering in any material respect with any rights to the Collateral or with the business of the Borrower or any of its Subsidiaries.

     "Person" means an individual, corporation, partnership, limited liability company, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA subject to Title IV of ERISA or Section 412 of the Code (other than a Multiemployer Plan) pursuant to which any employees of the Borrower, its Subsidiaries or any member of their Controlled Group participate.

     "Pretax Net Income" means net profit (or loss) before taxes of the Borrower and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP.

     "Prime Rate" means, at any time, the prime interest rate announced or published by the Reference Lender from time to time as its reference rate for the determination of interest rates for loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by the Reference Lender as its "prime rate;" it being understood that such rate may not be the lowest rate of interest charged by the Reference Lender.

     "Quarterly Date" means the last day of each March, June, September and December, beginning September 30, 2001.

     "Recovery Event" means any settlement of or payment in respect of any property insurance or casualty insurance claim or any condemnation proceeding in or deed in lieu thereof relating to any Collateral, excluding any such settlement or payment which, together with any related settlement or payment, yields gross proceeds to the Borrower or any of its Subsidiaries of less than $5,000,000.00.

     "Reference Lender" means Bank of America; provided that if Bank of America's portion of the Commitments shall terminate and it shall have no Advances outstanding hereunder, Bank of America shall cease to be the Reference Lender, and the Administrative Agent (after consultation with Borrower) shall, with notice to the Borrower and the Lenders, designate another Lender as the Reference Lender.

     "Register" has the meaning specified in Section 11.6(j) hereof.

     "Reimbursement Obligations" means, in respect of any Letter of Credit as at any date of determination, the sum of (a) the maximum aggregate amount which is then available to be drawn under such Letter of Credit plus (b) the aggregate amount of all drawings under such Letter of Credit and not theretofore reimbursed by the Borrower.

     "Reinvestment Deferred Amount" means with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith which are not applied to prepay the Advances.

     "Reinvestment Event" means any Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

     "Reinvestment Notice" means a written notice by an Authorized Signatory stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends to use all or a specified portion of the Net Cash Proceeds of a Recovery Event to acquire assets useful in its business.

     "Reinvestment Prepayment Amount" means with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the Borrower's business.

     "Reinvestment Prepayment Date" means with respect to any Reinvestment Event, the earlier of (a) the date occurring 365 days after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount.

     "Related Fund" means, with respect to any Lender which is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "Release Date" means the date on which the Notes have been paid, all other Obligations due and owing have been paid and performed in full, and the Commitments have been terminated.

     "Reportable Event" shall have the meaning set forth in Section 4043(b) of ERISA.

     "Required Facility A Term Loan Lenders" means, on any date of determination, any combination of Lenders having more than 50% of the Facility A Term Loan Advances then outstanding.

     "Required Facility B Term Loan Lenders" means, on any date of determination, and combination of Lenders having more than 50% of the Facility B Term Loan Advances then outstanding.

     "Required Revolving Credit Lenders" means, on any date of determination, any combination of Lenders whose Revolving Credit Specified Percentages aggregate more than 50%, provided, however, in the event that the Revolving Credit Commitment has terminated, "Required Revolving Credit Lenders" means, on any date of determination, any combination of Lenders having more than 50% of the Revolving Credit Advances then outstanding.

     "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted LIBOR Rate (as the case may be) is to be determined, or (ii) any category of extensions of credit or other assets which include LIBOR Advances. The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     "Restatement Effective Time" is defined in Section 11.19(a).

     "Restricted Payments" means, collectively, (a) Dividends, (b) any payment or prepayment of principal, interest, premium or penalty on any of the Senior Subordinated Notes of the Borrower or any of its Subsidiaries or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any of the Senior Subordinated Notes (including, without limitation, the setting aside of assets or the deposit of funds therefor) of the Borrower or any of its Subsidiaries, and (c) any payment of any management, advisory, consulting or similar fees to any Affiliate of the Borrower or any of its Subsidiaries other than an (i) Obligor and (ii) pursuant to the Consulting Agreements.

     "Revolving Commitment Fee" has the meaning specified in Section 2.4(a) hereof.

     "Revolving Commitment Maturity Date" means December 31, 2004, or the earlier date of termination in whole of the Revolving Credit Commitment pursuant to Section 2.6 or 8.2 hereof.

     "Revolving Credit Advance" means an Advance made pursuant to Section 2.1(a) hereof.

     "Revolving Credit Availability" means, without duplication, an amount equal to (a) the Revolving Credit Commitment, minus (b) the outstanding Revolving Credit Advances, minus (c) the Reimbursement Obligations, minus (d) the outstanding Swing Line Advances.

     "Revolving Credit Commitment" means $30,000,000 as reduced or terminated pursuant to Sections 2.6 or 8.2 hereof, and as may be increased pursuant to
Section 2.17 hereof.

     "Revolving Credit Note" means any promissory note of the Borrower evidencing Revolving Credit Advances hereunder, substantially in the form of Exhibit A hereto, together with any extension, renewal, or amendment thereof, or substitution therefor.

     "Revolving Credit Specified Percentage" means, as to any Lender, the percentage indicated beside its name on Schedule 1 hereto as its Revolving Credit Specified Percentage, or as adjusted or specified in any amendment to this Agreement, in any Assignment Agreement, or as a result of any increase in the Revolving Credit Commitment pursuant to Section 2.17 hereof.

     "Rights" means rights, remedies, powers and privileges.

     "Securities Exchange Agreement" has the meaning specified in Section 3.1(q) hereof.

     "Security Agreement" means that certain security agreement executed by the Borrower and each of its Subsidiaries, substantially in the form of Exhibit D hereto, as amended, modified, renewed, supplemented or restated from time to time.

     "Senior Leverage Ratio" means, for any date of determination, the ratio of
(a) the Total Debt, minus the Senior Subordinated Notes outstanding as of the date of determination to (b) EBITDA for the immediately preceding four consecutive fiscal quarters.

     "Senior Preferred Stock" has the meaning specified in Section 3.1(m) hereof.

     "Senior Subordinated Notes" means (a) those certain senior subordinated notes of the Borrower due 2008 issued by the Borrower on June 4, 1998, which are subordinated to the Obligations on the terms set forth in the Senior Subordinated Notes Indenture and (b) all senior subordinated notes of the Borrower issued in exchange for the Senior Subordinated Notes on terms substantially identical to the terms of the Senior Subordinated Notes. "Senior Subordinated Notes Indenture" means that certain Indenture, dated as of June 4, 1998, by and among the Borrower, certain of its Subsidiaries as guarantors, and United States Trust Company of New York, as Trustee.

     "Solvent" means, with respect to any Person, that the fair value of the assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person.

     "Special Counsel" means the law firm of Winstead Sechrest & Minick P.C., or such other legal counsel as the Administrative Agent may select.

     "Specified Percentage" means, as applicable or as the context requires, the Revolving Credit Specified Percentage, the Facility A Term Loan Specified Percentage or the Facility B Term Loan Specified Percentage.

     "Subsidiary" of any Person means any corporation, partnership, limited liability company, joint venture, trust or estate or other Person of which (or in which) more than 50% of:

          (a) the outstanding Capital Stock having voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), the interest in the capital or profits of such partnership or joint venture,

the beneficial interest of such trust or estate, or

the equity interest of such other Person,

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

     "Subsidiary Guaranty" means that certain Subsidiary Guaranty executed by each Domestic Subsidiary of the Borrower, substantially in the form of Exhibit G hereto, as amended, modified, renewed, supplemented or restated from time to time.

     "Swing Line Advance" means an Advance made pursuant to Section 2.1(d) hereof.

     "Swing Line Bank" means Bank of America, N.A. (successor by merger to NationsBank, N.A.) and any successor thereto appointed in accordance with
Section 10.1(b) hereof.

     "Swing Line Facility" has the meaning specified in Section 2.1(d) hereof.

     "Swing Line Note" means the Amended and Restated Swing Line Note of the Borrower payable to the order of the Swing Line Bank, evidencing Swing Line Advances hereunder, substantially in the form of Exhibit H hereto, together with any extension, renewal or amendment thereof or substitution therefor.

     "Syndication Agent" means The Chase Manhattan Bank.

     "Synthetic Lease" means any synthetic lease, tax retention generating lease, or off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but which is classified as an Operating Lease pursuant to GAAP.

     "Taxes" has the meaning specified in Section 2.15 hereof.

         "Term Loan Advance" means a Facility A Term Loan Advance or a Facility B Term Loan Advance.

     "Total Debt" means, as of any date of determination, determined for the Borrower and its Subsidiaries on a consolidated basis, without duplication, (a) indebtedness for borrowed money, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, (c) obligations to pay the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business, (d) Capitalized Lease Obligations, and (e) the face amount of all letters of credit (other than documentary letters of credit and standby letters of credit in aggregate face amount not in excess of $5,000,000) and, without duplication, all unreimbursed amounts drawn thereunder; provided that to the extent the Borrower has cash-collateralized any letters of credit, the amount of such letters of credit secured by cash collateral shall not be included in this clause (e).

     "Total Specified Percentage" means, as to any Lender, the percentage indicated beside its name on Schedule 1 hereto as its Total Specified Percentage, or as adjusted or specified in any amendment to this Agreement, in any Assignment Agreement, or as a result of any increase in the Revolving Credit Commitment pursuant to Section 2.17 hereof, as adjusted to account for any permanent reductions in the Revolving Credit Commitment and any payments of Facility A Term Loan Advances or Facility B Term Loan Advances which result in a reduction of the outstanding Facility A Term Loan Advances or outstanding Facility B Term Loan Advances.

     "Tribunal" means any (a) state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision, agency, department, commission, board, bureau, or instrumentality of a governmental or other regulatory or public body or authority or (b) private arbitration board or panel.

     "UCC" means the Uniform Commercial Code of Texas, as amended from time to time, as the same has been or may be amended or revised from time to time, or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     "Unused Portion" means an amount equal to the result of (a) the Revolving Credit Commitment minus (b) the sum of (i) the outstanding Revolving Credit Advances plus (ii) outstanding Reimbursement Obligations in respect of the Letters of Credit.

AMENDMENTS AND RENEWALS. EACH DEFINITION OF AN AGREEMENT IN THIS ARTICLE 1 SHALL INCLUDE SUCH AGREEMENT AS AMENDED TO DATE, AND AS AMENDED OR RENEWED FROM TIME TO TIME IN ACCORDANCE WITH ITS TERMS.

CONSTRUCTION. THE TERMS DEFINED IN THIS ARTICLE 1 (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT) FOR ALL PURPOSES SHALL HAVE THE MEANINGS SET FORTH IN SECTION 1.1 HEREOF, AND THE SINGULAR SHALL INCLUDE THE PLURAL, AND VICE VERSA, UNLESS OTHERWISE SPECIFICALLY REQUIRED BY THE CONTEXT. ALL ACCOUNTING TERMS USED IN THIS AGREEMENT WHICH ARE NOT OTHERWISE DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP ON A CONSOLIDATED BASIS FOR THE BORROWER AND ITS SUBSIDIARIES, UNLESS OTHERWISE EXPRESSLY STATED HEREIN.

ADVANCES

THE ADVANCES

Revolving Credit Advances. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Revolving Credit Advances to the Borrower from time to time in an aggregate amount not to exceed its Revolving Credit Specified Percentage of the Revolving Credit Commitment less its Revolving Credit Specified Percentage of the aggregate amount of all (i) Reimbursement Obligations then outstanding (assuming compliance with all conditions to drawing) and (ii) Swing Line Advances then outstanding for the purposes set forth in Section 5.8 hereof. Subject to Section 2.9 hereof, Revolving Credit Advances may be repaid and then reborrowed. Notwithstanding any provision in any Loan Document to the contrary, in no event shall the principal amount of all outstanding Revolving Credit Advances, Reimbursement Obligations and Swing Line Advances exceed the Revolving Credit Commitment.

Facility A Term Loan Advances. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Facility A Term Loan Advances to the Borrower on the Agreement Date in an aggregate amount not to exceed its Facility A Term Loan Specified Percentage of the Facility A Term Loan Commitment for the purposes set forth in Section 5.8 hereof. Notwithstanding any provision in any Loan Document to the contrary, in no event shall the principal amount of all outstanding Facility A Term Loan Advances exceed the Facility A Term Loan Commitment. Immediately upon the making of the Facility A Term Loan Advance, the Facility A Term Loan Commitment shall be automatically terminated. Facility A Term Loan Advances may not be repaid and then reborrowed. As of the date hereof, (i) the parties hereto hereby acknowledge and agree that $44,897,168.27 of the Facility A Term Loan Advances under the Existing Credit Agreement shall be deemed converted to Facility B Term Loan Advances under this Agreement, and (ii) the parties hereto hereby acknowledge and agree that $12,263,378.88 of the Facility A Term Loan Advances under the Existing Credit Agreement shall be transferred to the Borrower in exchange for preferred equity interests in the Borrower as described in Section 3.1(m).

Facility B Term Loan Advances. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Facility B Term Loan Advances to the Borrower on the Agreement Date in an aggregate amount not to exceed its Facility B Term Loan Specified Percentage of the Facility B Term Loan Commitment for the purposes set forth in Section 5.8 hereof. Notwithstanding any provision in any Loan Document to the contrary, in no event shall the principal amount of all outstanding Facility B Term Loan Advances exceed the Facility B Term Loan Commitment. Immediately upon the making of the Facility B Term Loan Advance, the Facility B Term Loan Commitment shall be automatically terminated. Facility B Term Loan Advances may not be repaid and then reborrowed.

Swing Line Advances. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank shall make, on the terms and conditions hereinafter set forth, advances ("Swing Line Advances") to the Borrower from time to time on any Business Day during the period from the Agreement Date to the Revolving Commitment Maturity Date in an aggregate principal amount not to exceed at any time outstanding the lesser of (a) $10,000,000 or (b) an amount equal to the Revolving Credit Commitment minus (i) the aggregate principal amount of Revolving Credit Advances then outstanding and (ii) the aggregate amount of all Reimbursement Obligations then outstanding (the "Swing Line Facility"). Each Swing Line Advance shall be in an amount not less than $100,000. Within the limits of the Swing Line Facility and subject to the terms hereof, Swing Line Advances may be repaid and then reborrowed.

Type and Number of Advances. Any Advance, other than a Swing Line Advance, shall, at the option of the Borrower as provided in Section 2.2 hereof (and, in the case of LIBOR Advances, subject to availability and to the provisions of
Article 9 hereof), be made as a Base Rate Advance or a LIBOR Advance; provided that there shall not be outstanding to any Lender, at any one time, more than ten LIBOR Advances.

MANNER OF BORROWING AND DISBURSEMENT

Base Rate Advances. In the case of Base Rate Advances (other than Swing Line Advances), the Borrower, through an Authorized Signatory, shall give the Administrative Agent prior to 11:00 a.m. (Dallas, Texas time), on the date of any proposed Base Rate Advance irrevocable written notice in substantially the form of Exhibit K hereto (a "Notice of Borrowing") of its intention to borrow or reborrow a Base Rate Advance hereunder. Such Notice of Borrowing shall (i) specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate Base Rate Advances to be made by the Lenders, and whether such Advance is a Revolving Credit Advance, Facility A Term Loan Advance or Facility B Term Loan Advance, and (ii) confirm that no Default or Event of Default has occurred and is continuing.

LIBOR Advances. In the case of LIBOR Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Agent at least three Business Days' irrevocable written notice pursuant to a Notice of Borrowing, of its intention to borrow or reborrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Agent prior to 11:00 a.m. (Dallas, Texas time), in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to availability and to
Article 9 hereof. For LIBOR Advances, the Notice of Borrowing shall (i) specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate LIBOR Advances to be made by Lenders, whether such Advance is a Revolving Credit Advance, Facility A Term Loan Advance or Facility B Term Loan Advance, and the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility Term B Loan Maturity Date, as appropriate, or prohibit or impair the Borrower's ability to comply with Section
2.5 or 2.8 hereof and (ii) confirm that no Default or Event of Default has occurred and is continuing.

     Swing Line Advances. In the case of Swing Line Advances, the Borrower, through an Authorized Signatory, shall give the Swing Line Bank and the Administrative Agent prior to 1:00 p.m. (Dallas, Texas time) on the date of any proposed Swing Line Advance irrevocable written notice pursuant to a Notice of Borrowing, of its intention to borrow or reborrow a Swing Line Advance. Such Notice of Borrowing shall (i) specify the requested funding date, which shall be a Business Day and the amount of the proposed Swing Line Advance and (ii) confirm that no Default or Event of Default has occurred and is continuing.

     Continuation/Conversion. Subject to Sections 2.1 and 2.9 hereof, the Borrower shall have the option (i) to convert at any time all or any part of the outstanding Base Rate Advances to LIBOR Advances and all or any part of the outstanding LIBOR Advances to Base Rate Advances or (ii) upon expiration of any Interest Period applicable to a LIBOR Advance, to continue all or any portion of such LIBOR Advance equal to $2,000,000 and integral multiples of $500,000 in excess of that amount as a LIBOR Advance and the succeeding Interest Period(s) of such continued LIBOR Advance shall commence on the last day of the Interest Period of the LIBOR Advance to be continued; provided, however, (a) LIBOR Advances may be converted into Base Rate Advances at any time only if the Borrower concurrently reimburses the Lenders in accordance with Section 2.9 hereof and (b) notwithstanding anything in this Agreement to the contrary, no outstanding Advance may be continued as, or converted into, a LIBOR Advance when any Event of Default has occurred and is continuing. Not later than 11:00 a.m. (Dallas, Texas time) on the date of any proposed continuation of or a conversion to a Base Rate Advance and not later than 11:00 a.m. (Dallas, Texas time) at least three Business Days prior to any proposed continuation of or conversion to a LIBOR Advance, the Borrower, through an Authorized Signatory, shall give the Administrative Agent irrevocable written notice in substantially the form of Exhibit L hereto (a "Notice of Continuation/Conversion"), stating (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Advance to be converted/continued, (iii) in the case of a conversion to, or a continuation of, a LIBOR Advance, the requested Interest Period, and (iv) in the case of a conversion of a Base Rate Advance to a LIBOR Advance or continuation of a LIBOR Advance, stating that no Event of Default has occurred and is continuing. If the Borrower shall fail to give any notice in accordance with this Section 2.2(d) prior to the expiration of any then-relevant Interest Period with respect to any LIBOR Advance, the Borrower shall be deemed irrevocably to have requested that such LIBOR Advance be converted to a Base Rate Advance in the same principal amount.

     Minimum Amounts. The aggregate amount of Base Rate Advances (other than Swing Line Advances) to be made by the Lenders on any day shall be in a principal amount which is at least

$1,000,000 and which is an integral multiple of $500,000; provided, however, that such amount may equal the unused amount of the applicable Commitment. The aggregate amount of LIBOR Advances having the same Interest Period and to be made by the Lenders on any day shall be in a principal amount which is at least $2,000,000 and which is an integral multiple of $500,000.

Notice and Disbursement. The Administrative Agent shall promptly notify the Lenders of each notice (other than with respect to a Swing Line Advance) received from the Borrower pursuant to this Section. Each Lender shall, not later than noon (Dallas, Texas time) on the date of any Advance, deliver to the Administrative Agent, at its address set forth herein, such Lender's Revolving Credit Specified Percentage, Facility A Term Loan Specified Percentage and Facility B Term Loan Specified Percentage, as the case may be, of such Advance in immediately available funds in accordance with the Administrative Agent's instructions. Prior to 2:00 p.m. (Dallas, Texas time), on the date of any Advance hereunder, the Administrative Agent shall, subject to satisfaction of the conditions set forth in Article 3, disburse the amounts made available to the Administrative Agent by the Lenders by (i) transferring such amounts by wire transfer pursuant to the Borrower's instructions, or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Agent. All Revolving Credit Advances shall be made by each Lender according to its Revolving Credit Specified Percentage. All Facility A Term Loan Advances shall be made by each Lender according to its Facility A Term Loan Specified Percentage. All Facility B Term Loan Advances shall be made by each Lender in accordance with its Facility B Term Loan Specified Percentage.

Swing Line Advances. The Swing Line Bank shall, not later than 2:00 p.m. (Dallas, Texas time), on the date of any Swing Line Advance, deliver to the Administrative Agent at its address set forth herein, the amount of such Swing Line Advance in immediately available funds in accordance with the Administrative Agent's instructions. Prior to 2:30 p.m. (Dallas, Texas time), on the date of any Swing Line Advance, the Administrative Agent shall, subject to the conditions set forth in Article 3, disburse the amount made available to the Administrative Agent by the Swing Line Bank by (i) transferring such amounts by wire transfer pursuant to the Borrower's instruction or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Agent. Forthwith upon demand by the Swing Line Bank at any time, including after a Default or Event of Default, and in any event upon the making of the direction specified by Section 8.2 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 8.2, each Lender, including the Swing Line Bank, notwithstanding the failure of the Borrower at such time to satisfy each condition specified in Article 3, shall make by 12:00 noon (Dallas, Texas time) on the first Business Day following receipt by such Lender of notice from the Swing Line Bank, a Revolving Credit Advance which is a Base Rate Advance in an amount equal to the product of (i) the Revolving Credit Specified Percentage of such Lender times (ii) the aggregate outstanding principal amount of the Swing Line Advances. The proceeds of such Revolving Credit Advances shall be applied by the Administrative Agent to repay the outstanding Swing Line Advances.

INTEREST.

On Base Rate Advances.

THE BORROWER SHALL PAY INTEREST ON THE OUTSTANDING UNPAID PRINCIPAL AMOUNT OF THE BASE RATE ADVANCES OUTSTANDING FROM TIME TO TIME, UNTIL SUCH BASE RATE ADVANCES ARE DUE (WHETHER AT MATURITY, BY REASON OF ACCELERATION, BY SCHEDULED REDUCTION, OR OTHERWISE) AND REPAID AT A SIMPLE INTEREST RATE PER ANNUM EQUAL TO THE BASE RATE BASIS FOR THE BASE RATE ADVANCES AS IN EFFECT FROM TIME TO TIME, PROVIDED THAT INTEREST ON THE BASE RATE ADVANCES SHALL NOT EXCEED THE MAXIMUM AMOUNT. IF AT ANY TIME THE BASE RATE BASIS WOULD EXCEED THE HIGHEST LAWFUL RATE, INTEREST PAYABLE ON THE BASE RATE ADVANCES SHALL BE LIMITED TO THE HIGHEST LAWFUL RATE, BUT THE BASE RATE BASIS SHALL NOT THEREAFTER BE REDUCED BELOW THE HIGHEST LAWFUL RATE UNTIL THE TOTAL AMOUNT OF INTEREST ACCRUED ON THE BASE RATE ADVANCES EQUALS THE AMOUNT OF INTEREST THAT WOULD HAVE ACCRUED IF THE BASE RATE BASIS HAD BEEN IN EFFECT AT ALL TIMES.

INTEREST ON THE BASE RATE ADVANCES SHALL BE COMPUTED ON THE BASIS OF A YEAR OF 365 OR 366 DAYS, AS APPLICABLE, FOR THE NUMBER OF DAYS ACTUALLY ELAPSED, AND SHALL BE PAYABLE IN ARREARS ON JULY 31, 2001, ON THE LAST DAY OF EACH CALENDAR MONTH THEREAFTER, AND ON THE REVOLVING COMMITMENT MATURITY DATE, THE FACILITY A TERM LOAN MATURITY DATE OR THE FACILITY B TERM LOAN MATURITY DATE, AS APPROPRIATE.

On LIBOR Advances.

THE BORROWER SHALL PAY INTEREST ON THE UNPAID PRINCIPAL AMOUNT OF EACH LIBOR ADVANCE, FROM THE DATE SUCH ADVANCE IS MADE UNTIL IT IS DUE (WHETHER AT MATURITY, BY REASON OF ACCELERATION, BY SCHEDULED REDUCTION, OR OTHERWISE) AND REPAID, AT A RATE PER ANNUM EQUAL TO THE LIBOR BASIS FOR SUCH ADVANCE. THE ADMINISTRATIVE AGENT, WHOSE DETERMINATION SHALL BE CONTROLLING IN THE ABSENCE OF MANIFEST ERROR, SHALL DETERMINE THE LIBOR BASIS ON THE SECOND BUSINESS DAY PRIOR TO THE APPLICABLE FUNDING DATE AND SHALL NOTIFY THE BORROWER AND THE LENDERS OF SUCH LIBOR BASIS.

SUBJECT TO SECTION 11.9 HEREOF, INTEREST ON EACH LIBOR ADVANCE SHALL BE COMPUTED ON THE BASIS OF A 360-DAY YEAR FOR THE ACTUAL NUMBER OF DAYS ELAPSED, AND SHALL BE PAYABLE IN ARREARS ON THE LAST DAY OF THE APPLICABLE INTEREST PERIOD THEREOF, AND ON THE REVOLVING COMMITMENT MATURITY DATE, THE FACILITY A TERM LOAN MATURITY DATE AND THE FACILITY B TERM LOAN MATURITY DATE, AS APPROPRIATE.

On Swing Line Advances.

THE BORROWER SHALL PAY INTEREST ON THE OUTSTANDING PRINCIPAL AMOUNT OF SUCH SWING LINE ADVANCE, FROM THE DATE SUCH SWING LINE ADVANCE IS MADE UNTIL IT IS DUE (WHETHER AT MATURITY, BY REASON OF ACCELERATION OR OTHERWISE) AND REPAID, AT AN INTEREST RATE PER ANNUM EQUAL TO THE SUM OF (a) THE BASE RATE BASIS IN EFFECT FROM TIME TO TIME MINUS (b) THE COMMITMENT FEE (SPECIFIED AS A PERCENTAGE) THEN IN EFFECT, BUT IN NO EVENT HIGHER THAN THE HIGHEST LAWFUL RATE.

SUBJECT TO SECTION 11.9 HEREOF, INTEREST ON SWING LINE ADVANCES SHALL BE COMPUTED ON THE BASIS OF A 365 OR 366-DAY YEAR, AS APPLICABLE, FOR THE ACTUAL NUMBER OF DAYS ELAPSED, AND

SHALL BE PAYABLE IN ARREARS ON JULY 31, 2001, ON THE LAST DAY OF EACH CALENDAR MONTH THEREAFTER AND ON THE REVOLVING COMMITMENT MATURITY DATE.

Interest if No Notice of Selection of Interest Rate Basis. If the Borrower fails to give the Administrative Agent timely notice of its selection of a LIBOR Advance or an Interest Period for a LIBOR Advance, or if for any reason a determination of a LIBOR Basis for any Advance is not timely concluded due to the fault of the Borrower, the Base Rate Basis shall apply to the applicable Advance.

Interest After an Event of Default. (i) After an Event of Default has occurred hereof and during any continuance thereof, automatically and without any action by the Administrative Agent or any Lender, the Obligations shall bear interest at a rate per annum equal to the Default Rate. Such interest shall be payable on the earlier of demand or the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate, and shall accrue until the earlier of (i) waiver or cure (to the satisfaction of the Determining Lenders) of the applicable Event of Default,
(ii) agreement by the Lenders affected thereby to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Lenders shall not be required to accelerate the maturity of the Advances, to exercise any other rights or remedies under the Loan Documents, or to give notice to the Borrower of the decision to charge interest at the Default Rate.

FEES

Revolving Commitment Fee. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Agent, for the ratable account of the Lenders, a commitment fee on the daily average Unused Portion (the "Commitment Fee") at 0.50% per annum. The Commitment Fee shall be payable in arrears on each Quarterly Date and on the Revolving Commitment Maturity Date. Subject to Section
11.9 hereof, the Commitment Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

Other Fees. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Agent, for the account of the Administrative Agent and one of its Affiliates, the fees provided for in the letter agreement (the "Fee Letter"), dated as of the Agreement Date, between the Borrower and the Administrative Agent on the dates and in the amounts specified therein.

PREPAYMENT AND PAYMENTS

Voluntary LIBOR Advance Prepayments. Upon three Business Days' prior telephonic notice (to be promptly followed by written notice) by an Authorized Signatory to the Administrative Agent, LIBOR Advances may be voluntarily prepaid but only so long as the Borrower concurrently reimburses the Lenders in accordance with
Section 2.9 hereof. Any notice of prepayment shall be irrevocable unless such notice is given in connection with a refunding of Advances under this Agreement in full and a termination of this Agreement, in which case the parties hereto acknowledge that such refunding may occur on a date after the date given in such notice as a result of normal delay with respect to such refunding; provided, however, the

Borrower shall reimburse each Lender (to the extent required) in accordance with
Section 2.9 hereof.

Mandatory Prepayment. On or before the date of any reduction of the Revolving Credit Commitment, the Borrower shall first, prepay applicable outstanding Revolving Credit Advances and second, prepay Swing Line Advances in an amount necessary to reduce the sum of outstanding Revolving Credit Advances, Swing Line Advances and Reimbursement Obligations to an amount less than or equal to the Revolving Credit Commitment as so reduced. To the extent required by the preceding sentence, the Borrower shall first prepay all Base Rate Advances and shall thereafter prepay LIBOR Advances. To the extent that any prepayment requires that a LIBOR Advance be repaid on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with
Section 2.9 hereof. To the extent that aggregate outstanding Revolving Credit Advances, Reimbursement Obligations, and Swing Line Advances exceed the Revolving Credit Commitment after any reduction thereof, the Borrower shall repay any such excess amount and all accrued interest attributable to such excess Revolving Credit Advances on the date of such reduction.

Prepayments from Sales of Assets. Within 10 Business Days of the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any of its Subsidiaries of any assets (including the Capital Stock of any Subsidiary) (other than any such sales or dispositions permitted under Sections 7.5(a), (c), (e), (g), (h), (i) and (j) and such sales or dispositions permitted under
Section 7.5(b) and (d) to the extent not reinvested in accordance with such Section), the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to the lesser of (A) 100% of such Net Cash Proceeds received, or (B) an amount, if any, which would result in the Leverage Ratio being less than 3.50 to 1.00 after such prepayment. Each such prepayment shall be applied as provided in Section 2.5(g) hereof.

Prepayments from Excess Cash Flow. Commencing on March 31, 2003 and on each March 31 thereafter, the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to the lesser of (i) 50% of Excess Cash Flow, if any, for the fiscal year ending immediately preceding each such March 31 or (ii) an amount, if any, which would result in the Leverage Ratio being less than 3.00 to 1.00 after such prepayment. Each such prepayment shall be applied as provided in Section 2.5(g) hereof.

Prepayment from Recovery Events. Within 10 Business Days after receipt of Net Cash Proceeds by the Borrower or any of its Subsidiaries from any Recovery Event, unless a Reinvestment Notice shall have been delivered in respect thereof, the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount of 100% of such Net Cash Proceeds received, provided that (i) no Reinvestment Notice may be delivered when an Event of Default has occurred and is continuing, (ii) if a Reinvestment Notice shall be delivered in respect thereof, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied to payment of the Advances on the Reinvestment Prepayment Date, and (iii) the aggregate amount of Net Cash Proceeds outstanding and pending reinvestment pursuant to this clause (iii) and Sections 7.5(b) and (d) shall not exceed $2,500,000 in any fiscal year. Each such prepayment shall be applied as provided in Section 2.5(g) hereof.

Prepayment from Sales of Capital Stock. Concurrently with the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any of its Subsidiaries to any Person (other than to the Borrower or any of its Subsidiaries) of any Capital Stock of the Borrower (other than those set forth in subsections (a), (b), (c), (d), (e), (f) or (h) of the definition of Permitted Issuance in Section 1.1), the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an aggregate principal amount equal to the lesser of (A) 100% of such Net Cash Proceeds received, or (B) an amount, if any, which would result in the Leverage Ratio being less than 3.50 to 1.00 after such prepayment. Each such prepayment shall be applied as provided in Section 2.5(g) hereof.

Payments, Generally. Any partial payment of a (i) Base Rate Advance shall be in a principal amount which is at least $100,000 and which is an integral multiple of $100,000 and (ii) a LIBOR Rate Advance shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $500,000, and to the extent that any payment of a LIBOR Advance is made on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender (to the extent required) in accordance with Section 2.9 hereof. Any voluntary prepayment of any Term Loan Advance shall be allocated among the Facility A Term Loan Advances and the Facility B Term Loan Advances pro rata based on the outstanding principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances and applied to the then remaining installments of the Facility A Term Loan Advances and the Facility B Term Loan Advances pro rata based on the number of then remaining installments in respect of the Facility A Term Loan Advances and the Facility B Term Loan Advances (i.e. each then remaining installment of the applicable Term Loan Advance shall be reduced by an amount equal to the aggregate amount to be applied to such Term Loan Advances divided by the number of the then remaining installments for such Term Loan Advances), provided that if the amount to be applied to any installment required by this Agreement would exceed the then remaining amount of such installment, then an amount equal to such excess shall be applied to the remaining installments in the order of maturity after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence); provided further, however, notwithstanding the foregoing, until the aggregate amount of voluntary prepayments of Term Loan Advances exceeds $20,000,000, voluntary prepayments of Term Loan Advances may be applied to any scheduled installment payments of Facility A Term Loan Advances or Facility B Term Loan Advances, at the Borrower's discretion, so long as applied to the Facility A Term Loan Advances and the Facility B Term Loan Advances pro rata based on the outstanding principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances then outstanding. Any prepayments required to be made pursuant to Sections 2.5(c), (d), (e) or (f) hereof shall (i) include and be applied to accrued interest to the date of such prepayment on the principal amount prepaid, (ii) be allocated among the Facility A Term Loan Advances and the Facility B Term Loan Advances, pro rata based on the outstanding principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances and applied to the then remaining installments of the Facility A Term Loan Advances and the Facility B Term Loan Advances pro rata based on the number of then remaining installments in respect of the Facility A Term Loan Advances and the Facility B Term Loan Advances (i.e. each then remaining installment of the applicable Term Loan Advance shall be reduced by an amount equal to the aggregate amount to be applied to such Term Loan Advances divided by the number of the then remaining installments for such Term Loan Advance), provided that if the amount to be applied to any installment required by this Agreement would exceed the then remaining amount of such installment, then an amount equal to such excess shall be applied to the remaining installments in the order of maturity after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence), (iii) not be subject to the notice and minimum payment provisions of this Section 2.5; provided, however, the Borrower shall be required to reimburse each Lender for any loss, cost or expense incurred by each Lender in connection with any such prepayment as set forth in Section 2.9 hereof if any prepayment results in a LIBOR Advance being paid on a day other than the last day of an Interest Period for such LIBOR Advance, and (iv) be applied first to Base Rate Advances, if any, and then to LIBOR Advances. With respect to any voluntary payment of Term Loan Advances made by the Borrower within 15 days of any Quarterly Date on which amortization of any Term Loan Advance is required, the Borrower shall have the right to designate such payment as a prepayment or as payment of the Term Loan Advances required to be made on such Quarterly Date.

Notwithstanding the foregoing provisions of this Section 2.5, if at any time the mandatory prepayment of any Advances pursuant to this Agreement would result, after giving effect to the procedures set forth in this Agreement, in the Borrower incurring costs under Section 2.9 hereof as a result of LIBOR Advances ("Affected LIBOR Advances") being prepaid other than on the last day of an Interest Period applicable thereto, which costs are required to be paid pursuant to Section 2.9 hereof, then, the Borrower may, in its sole discretion, initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected LIBOR Advances with the Administrative Agent (which deposit must be equal in amount to the amount of the Affected LIBOR Advances not immediately prepaid) to be held as security for the obligations of the Borrower to make such mandatory prepayment pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Advance that is a LIBOR Advance (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Advance equal to the Affected LIBOR Advances not initially repaid pursuant to this sentence.

REDUCTION OF COMMITMENTS

Voluntary Reduction. The Borrower shall have the right, upon not less than two Business Days' notice by an Authorized Signatory to the Administrative Agent (if telephonic, to be confirmed by telex or in writing on or before the date of reduction or termination), which shall promptly notify the Lenders, to terminate or reduce the Revolving Credit Commitment, in whole or in part. Each partial termination shall be in an aggregate amount which is at least $5,000,000 and which is an integral multiple of $100,000, and no voluntary reduction in the Revolving Credit Commitment shall cause any LIBOR Advance to be repaid prior to the last day of its Interest Period, unless the Borrower shall reimburse each Lender (to the extent required) in accordance with Section 2.9 hereof.

Mandatory Reduction. On the Revolving Commitment Maturity Date, the Revolving Credit Commitment shall automatically reduce to zero.

General Requirements. Upon any reduction of the Revolving Credit Commitment pursuant to this Section, the Borrower shall immediately make a repayment of applicable Advances in accordance with Section 2.5(b) hereof. The Borrower shall reimburse each Lender for any loss or out-of-pocket expense incurred by each Lender in connection with any such payment, as set forth in Section 2.9 hereof to the extent applicable. The Borrower shall not have any right to rescind any termination or reduction, except as otherwise provided in the last sentence of
Section 2.5(a) hereof. Once reduced, the Revolving Credit Commitment may not be increased or reinstated.

NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. UNLESS THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED BY A LENDER PRIOR TO THE DATE OF ANY PROPOSED ADVANCE (WHICH NOTICE SHALL BE EFFECTIVE UPON RECEIPT) THAT SUCH LENDER DOES NOT INTEND TO MAKE THE PROCEEDS OF SUCH ADVANCE AVAILABLE TO THE ADMINISTRATIVE AGENT, THE ADMINISTRATIVE AGENT MAY ASSUME THAT SUCH LENDER HAS MADE SUCH PROCEEDS AVAILABLE TO THE ADMINISTRATIVE AGENT ON SUCH DATE, AND THE ADMINISTRATIVE AGENT MAY IN RELIANCE UPON SUCH ASSUMPTION (BUT SHALL NOT BE REQUIRED TO) MAKE AVAILABLE TO THE BORROWER A CORRESPONDING AMOUNT. IF SUCH CORRESPONDING AMOUNT IS NOT IN FACT MADE AVAILABLE TO THE ADMINISTRATIVE AGENT BY SUCH LENDER, THE ADMINISTRATIVE AGENT SHALL BE ENTITLED TO RECOVER SUCH AMOUNT ON DEMAND FROM SUCH LENDER (OR, IF SUCH LENDER FAILS TO PAY SUCH AMOUNT FORTHWITH UPON SUCH DEMAND, FROM THE BORROWER) TOGETHER WITH INTEREST THEREON IN RESPECT OF EACH DAY DURING THE PERIOD COMMENCING ON THE DATE SUCH AMOUNT WAS AVAILABLE TO THE BORROWER AND ENDING ON (BUT EXCLUDING) THE DATE THE ADMINISTRATIVE AGENT RECEIVES SUCH AMOUNT FROM THE LENDER, WITH INTEREST THEREON AT A PER ANNUM RATE EQUAL TO THE LESSER OF (I) THE HIGHEST LAWFUL RATE OR (II) THE FEDERAL FUNDS RATE. NO LENDER SHALL BE LIABLE FOR ANY OTHER LENDER'S FAILURE TO FUND AN ADVANCE HEREUNDER.

PAYMENT OF PRINCIPAL OF ADVANCES

Revolving Credit Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Revolving Credit Advances shall be due and payable on the Revolving Commitment Maturity Date.

Facility A Term Loan Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility A Term Loan Advances shall be repaid on each Quarterly Date (except as provided in the last sentence of Section 2.5(g) hereof) and on the Facility A Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                              Amount of Reduction of Facility A
  Quarterly Date                              Term Loan Advances as of each Date
  --------------                              ----------------------------------

September 30, 2001                                        $2,500,000
December 31, 2001                                         $2,500,000
  March 31, 2002                                           2,500,000
  June 30, 2002                                           $2,500,000
September 30, 2002                                        $3,750,000

December 31, 2002                                         $3,750,000
  March 31, 2003                                          $3,750,000
  June 30, 2003                                           $3,750,000
September 30, 2003                                        $5,000,000
December 31, 2003                                         $5,000,000
  March 31, 2004                                          $5,000,000
  June 30, 2004                                           $5,000,000
September 30, 2004                                        $7,500,000
December 31, 2004                                         $7,500,000
                                         or such other amount of Facility A Term Loan
                                                  Advances then outstanding

Facility B Term Loan Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility B Term Loan Advances shall be repaid on each Quarterly Date (except as provided in the last sentence of Section 2.5(g) hereof) and on the Facility B Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                              Amount of Reduction of Facility B
  Quarterly Date                              Term Loan Advances as of each Date
  --------------                              ----------------------------------

September 30, 2001                                         $250,000
December 31, 2001                                          $250,000
  March 31, 2002                                           $250,000
  June 30, 2002                                            $250,000
September 30, 2002                                         $250,000
December 31, 2002                                          $250,000
  March 31, 2003                                           $250,000
  June 30, 2003                                            $250,000
September 30, 2003                                         $250,000
December 31, 2003                                          $250,000
  March 31, 2004                                           $250,000
  June 30, 2004                                            $250,000
September 30, 2004                                         $250,000
December 31, 2004                                          $250,000
  March 31, 2005                                         $11,750,000
   June 30, 2005                                         $11,750,000
September 30, 2005                                       $11,750,000
December 31, 2005                                        $11,750,000
  March 31, 2006                                         $14,215,000
  June 30, 2006                                          $14,215,000
September 30, 2006                                       $14,215,000

December 31, 2006                                       $14,214,113.34
                                         or such other amount of Facility B Term Loan
                                                  Advances then outstanding

Swing Line Advances. To the extent not otherwise required to be paid earlier as provided herein, the outstanding principal amount of each Swing Line Advance shall be due and payable on the Revolving Commitment Maturity Date.

REIMBURSEMENT. WHENEVER ANY LENDER SHALL SUSTAIN OR INCUR ANY LOSSES OR REASONABLE OUT-OF-POCKET EXPENSES IN CONNECTION WITH (A) FAILURE BY THE BORROWER TO BORROW ANY LIBOR ADVANCE AFTER HAVING GIVEN NOTICE OF ITS INTENTION TO BORROW IN ACCORDANCE WITH SECTION 2.2 HEREOF (WHETHER BY REASON OF THE BORROWER'S ELECTION NOT TO PROCEED OR THE NON-FULFILLMENT OF ANY OF THE CONDITIONS SET FORTH IN ARTICLE 3 HEREOF), (B) ANY PREPAYMENT FOR ANY REASON OF ANY LIBOR ADVANCE IN WHOLE OR IN PART (INCLUDING A PREPAYMENT PURSUANT TO SECTION 9.3(B) HEREOF) ON OTHER THAN THE LAST DAY OF AN INTEREST PERIOD APPLICABLE TO SUCH LIBOR ADVANCE, (C) ANY PREPAYMENT OF ANY OF ITS LIBOR ADVANCES THAT IS NOT MADE ON ANY DATE SPECIFIED IN A NOTICE OF PREPAYMENT GIVEN BY THE BORROWER, OR (D) THE SELLING BY BANK OF AMERICA OF ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT TO AN ASSIGNEE WITHIN 180 DAYS AFTER THE AGREEMENT DATE, THE BORROWER AGREES TO PAY TO ANY SUCH LENDER, UPON ITS DEMAND, AN AMOUNT SUFFICIENT TO COMPENSATE SUCH LENDER FOR ALL SUCH LOSSES AND OUT-OF-POCKET EXPENSES (PROVIDED THAT WITH RESPECT TO SALES PURSUANT TO CLAUSE (D) ABOVE, BANK OF AMERICA SHALL ONLY BE REIMBURSED FOR THE LOST PROFITS AND REASONABLE EXPENSES INCURRED BY IT IN CONNECTION WITH THE RE-EMPLOYMENT OF FUNDS PREPAID AS A RESULT OF SUCH A
SALE), SUBJECT TO SECTION 11.9 HEREOF. SUCH LENDER'S GOOD FAITH DETERMINATION OF THE AMOUNT OF SUCH LOSSES OR OUT-OF-POCKET EXPENSES, CALCULATED IN ITS USUAL FASHION, ABSENT MANIFEST ERROR, SHALL BE CONTROLLING. SUCH LOSSES SHALL INCLUDE, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LOST PROFITS AND REASONABLE EXPENSES INCURRED BY SUCH LENDER IN CONNECTION WITH THE RE-EMPLOYMENT OF FUNDS PREPAID, REPAID, CONVERTED OR NOT BORROWED, CONVERTED OR PAID, AS THE CASE MAY BE. UPON REQUEST OF THE BORROWER, SUCH LENDER SHALL PROVIDE A CERTIFICATE SETTING FORTH THE AMOUNT TO BE PAID TO IT BY THE BORROWER HEREUNDER AND CALCULATIONS THEREFOR. THE COVENANTS SET FORTH IN THIS SECTION 2.9 SHALL SURVIVE TERMINATION OF THIS AGREEMENT AND THE REPAYMENT OF ADVANCES IN FULL AND OTHER AMOUNTS PAYABLE HEREUNDER FOR A PERIOD OF NINE MONTHS THEREAFTER.

MANNER OF PAYMENT

Payment Timing and Type. Each payment (including prepayments) by the Borrower of the principal of or interest on the Advances, fees, and any other amount owed under this Agreement or any other Loan Document shall be made not later than 12:00 noon (Dallas, Texas time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's office, in Dollars constituting immediately available funds.

Non-Business Day Payments. If any payment under this Agreement or any other Loan Document shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, unless, with respect to a payment due in respect of a LIBOR Advance, such Business Day falls in another calendar month, in which case payment shall be made on the preceding Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

Payments without Deduction. The Borrower agrees to pay principal, interest, fees and all other amounts due under the Loan Documents without deduction for set-off or counterclaim or any deduction whatsoever.

Apportionment of Payments.

PRIOR TO (a) THE OCCURRENCE OF AN EVENT OF DEFAULT AND (b) DELIVERY BY THE DETERMINING LENDERS OF THE NOTICE TO THE ADMINISTRATIVE AGENT REFERRED TO IN
SECTION 2.10(d)(ii)(b) BELOW, ALL PAYMENTS IN RESPECT OF THE OBLIGATIONS SHALL BE APPLIED IN THE FOLLOWING ORDER:

     first, to pay the Administrative Agent's fees and expenses incurred on behalf of the Lenders then due and payable;

     second, to pay all other fees then due and payable in respect of the Advances and the Reimbursement Obligations under the Loan Documents;

     third, to pay all other amounts other than principal and interest (including, without limitation, expense reimbursements and indemnities) not otherwise referred in clauses (1) and (2) immediately preceding then due and payable in respect of the Advances and the Reimbursement Obligations under the Loan Documents;

     fourth, to pay interest then due and payable on the Advances and the Reimbursement Obligations, to be applied in accordance with the Applicable Specified Percentages (except that (a) prior to the Lenders making a Revolving Credit Advance pursuant to Section 2.2(g) hereof, all interest due and payable on the Swing Line Advances shall be payable to the Swing Line Bank and (b) at such time, if any, that the Lenders make a Revolving Credit Advance pursuant to
Section 2.2(g) hereof, the Administrative Agent shall distribute all interest payments in respect of Swing Line Advances to the Lenders in accordance with their respective Revolving Credit Specified Percentages).

     fifth, to pay principal then due and payable on the Advances and Reimbursement Obligations, to be applied in accordance with Applicable Specified Percentages (except that (a) prior to the Lenders making a Revolving Credit Advance pursuant to Section 2.2(g) hereof, all principal due and payable on the Swing Line Advances shall be payable to the Swing Line Bank and (b) at such time, if any, that the Lenders make a Revolving Credit Advance pursuant to
Section 2.2(g) hereof, the Administrative Agent shall distribute all principal payments in respect of Swing Line Advances to the Lenders in accordance with their respective Revolving Credit Specified Percentages).

AFTER (a) THE OCCURRENCE OF AN EVENT OF DEFAULT AND (b) THE DETERMINING LENDERS SHALL HAVE DELIVERED THE NOTICE TO THE ADMINISTRATIVE AGENT TO APPLY PAYMENTS IN RESPECT OF THE OBLIGATIONS AS PROVIDED IN THIS SECTION 2.10(d)(ii), ALL PAYMENTS IN RESPECT OF THE OBLIGATIONS AND (PROCEEDS OF COLLATERAL AND PAYMENTS UNDER ANY SUBSIDIARY GUARANTY) SHALL BE APPLIED IN THE FOLLOWING ORDER:

     first, to pay the Administrative Agent's fees and expenses incurred on behalf of the Lenders then due and payable;

     second, to pay all other fees then due and payable in respect of the Advances and the Reimbursement Obligations under the Loan Documents;

     third, to pay all other amounts other than principal and interest (including; without limitation, expense reimbursements and indemnities) not otherwise referred to in clauses (1) and (2) immediately preceding then due and payable in respect of the Advances and the Reimbursement Obligations under the Loan Documents;

     fourth, to pay interest then due and payable on the Advances and the Reimbursement Obligations, to be applied in accordance with each Lenders' Total Specified Percentage; and

     fifth, to pay principal then due and payable on the Advances and Reimbursement Obligations, and in the case of proceeds of Collateral and payments under any Subsidiary Guaranty, to pay any other obligations to any Secured Party (as defined in the Security Agreement) not covered in first through four above, ratably among the Secured Parties in accordance with the aggregate principal amount of Advances and the Reimbursement Obligations and, in the case of proceeds of Collateral or payments under any Subsidiary Guaranty, the obligations secured or guaranteed thereby, owed to each Secured Party.

LIBOR LENDING OFFICES. EACH LENDER'S INITIAL LIBOR LENDING OFFICE IS SET FORTH OPPOSITE ITS NAME IN SCHEDULE 2 ATTACHED HERETO. EACH LENDER SHALL HAVE THE RIGHT AT ANY TIME AND FROM TIME TO TIME TO DESIGNATE A DIFFERENT OFFICE OF ITSELF OR OF ANY AFFILIATE AS SUCH LENDER'S LIBOR LENDING OFFICE, AND TO TRANSFER ANY OUTSTANDING LIBOR ADVANCE TO SUCH LIBOR LENDING OFFICE. NO SUCH DESIGNATION OR TRANSFER SHALL RESULT IN ANY LIABILITY ON THE PART OF THE BORROWER FOR INCREASED COSTS OR EXPENSES RESULTING SOLELY FROM SUCH DESIGNATION OR TRANSFER (EXCEPT ANY SUCH TRANSFER WHICH IS MADE BY A LENDER PURSUANT TO
SECTION 9.2 OR 9.3 HEREOF, OR OTHERWISE FOR THE PURPOSE OF COMPLYING WITH APPLICABLE LAW).

SHARING OF PAYMENTS. ANY LENDER OBTAINING A PAYMENT (WHETHER VOLUNTARY OR INVOLUNTARY, DUE TO THE EXERCISE OF ANY RIGHT OF SET-OFF, OR OTHERWISE) ON ACCOUNT OF ITS ADVANCES (OTHER THAN PURSUANT TO SECTION 2.4(b) , 2.15, 2.16(d),
9.3 OR 9.5) IN EXCESS OF ITS SHARE OF PAYMENTS MADE BY THE BORROWER ACCORDING TO
(a) BEFORE THE DETERMINING LENDERS HAVE DELIVERED THE NOTICE TO THE ADMINISTRATIVE AGENT REFERRED TO IN SECTION 2.10(d)(ii)(b) ABOVE, ITS APPLICABLE SPECIFIED PERCENTAGE, AND (b) AFTER THE DETERMINING LENDERS HAVE DELIVERED THE NOTICE TO THE ADMINISTRATIVE AGENT REFERRED TO IN SECTION 2.10(d)(ii)(b) ABOVE, ITS TOTAL SPECIFIED PERCENTAGE, THEN IN EACH CASE, SUCH LENDER SHALL PURCHASE FROM EACH OTHER LENDER SUCH PARTICIPATION IN THE ADVANCES MADE BY SUCH OTHER LENDER AS SHALL BE NECESSARY TO CAUSE SUCH PURCHASING LENDER TO SHARE A RATABLE PORTION OF THE EXCESS PAYMENT WITH EACH OTHER LENDER (BASED ON ITS

APPLICABLE SPECIFIED PERCENTAGE IF THE DETERMINING LENDERS HAVE NOT DELIVERED NOTICE TO THE ADMINISTRATIVE AGENT REFERRED TO IN SECTION 2.10(d)(ii)(b) ABOVE, AND BASED ON ITS TOTAL SPECIFIED PERCENTAGE IF THE DETERMINING LENDERS HAVE DELIVERED NOTICE TO THE ADMINISTRATIVE AGENT REFERRED TO IN SECTION 2.10(d)(ii)(b) ABOVE); PROVIDED, HOWEVER, THAT IF ALL OR ANY PORTION OF SUCH EXCESS PAYMENT IS THEREAFTER RECOVERED FROM SUCH PURCHASING LENDER, THE PURCHASE SHALL BE RESCINDED AND THE PURCHASE PRICE RESTORED TO THE EXTENT OF SUCH RECOVERY, BUT WITHOUT INTEREST. THE BORROWER AGREES THAT ANY LENDER SO PURCHASING A PARTICIPATION FROM ANOTHER LENDER PURSUANT TO THIS SECTION, TO THE FULLEST EXTENT PERMITTED BY LAW, MAY EXERCISE ALL ITS RIGHTS OF PAYMENT (INCLUDING THE RIGHT OF SET-OFF) WITH RESPECT TO SUCH PARTICIPATION AS FULLY AS IF SUCH LENDER WERE THE DIRECT CREDITOR OF THE BORROWER IN THE AMOUNT OF SUCH PARTICIPATION.

CALCULATION OF LIBOR RATE. THE PROVISIONS OF THIS AGREEMENT RELATING TO CALCULATION OF THE LIBOR RATE ARE INCLUDED ONLY FOR THE PURPOSE OF DETERMINING THE RATE OF INTEREST OR OTHER AMOUNTS TO BE PAID HEREUNDER THAT ARE BASED UPON SUCH RATE, IT BEING UNDERSTOOD THAT EACH LENDER SHALL BE ENTITLED TO FUND AND MAINTAIN ITS FUNDING OF ALL OR ANY PART OF A LIBOR ADVANCE AS IT SEES FIT.

BOOKING LOANS. ANY LENDER MAY MAKE, CARRY OR TRANSFER ADVANCES AT, TO OR FOR THE ACCOUNT OF ANY OF ITS BRANCH OFFICES OR THE OFFICE OF ANY AFFILIATE. NO SUCH ACTION SHALL RESULT IN ANY LIABILITY ON THE PART OF THE BORROWER FROM SUCH ACTION (EXCEPT ANY SUCH ACTION WHICH IS MADE BY A LENDER PURSUANT TO SECTION 9.2 OR 9.3 HEREOF, OR OTHERWISE FOR THE PURPOSE OF COMPLYING WITH APPLICABLE LAW).

TAXES

Any and all payments by the Borrower and each other Obligor hereunder and under the other Loan Documents (including, without limitation, payments pursuant to Sections 2.9, 5.9, 9.3, 9.5, 11.2 hereof and this Section 2.15) shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on, based upon or measured by its overall net income, net worth or capital, and franchise taxes, doing business taxes or minimum taxes imposed on it, (i) by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized and in which it has its applicable lending office or any political subdivision thereof; (ii) by any other jurisdiction, or any political subdivision thereof, other than those imposed solely by reason of (a) an asserted relation of such jurisdiction to the transactions contemplated by this Agreement, (b) the activities of the Borrower in such jurisdiction, or (c) the activities in connection with the transactions contemplated by this Agreement or any other Loan Document of a Lender or the Administrative Agent; (iii) by reason of failure by the Lender or the Administrative Agent to comply with the requirements of paragraph (e) of this Section 2.15; and (iv) in the case of any Lender, any Taxes in the nature of transfer, stamp, recording or documentary taxes resulting from a transfer (other than as a result of foreclosure) by such Lender of all or any portion of its interest in this Agreement, the Notes or any other Loan Documents (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any

Lender or the Administrative Agent, (x) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

In addition, the Borrower agrees to pay any and all stamp and documentary taxes and any and all other excise and property taxes, charges and similar levies (other than Taxes described in clause (iv) of the first sentence of Section 2.15(a)) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.15) paid by such Lender or the Administrative Agent (as the case may be) and all liabilities (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted, other than penalties, additions to tax, interest and expenses arising as a result of gross negligence on the part of such Lender or the Administrative Agent, provided, however, that the Borrower shall have no obligation to indemnify such Lender or the Administrative Agent unless and until such Lender or the Administrative Agent shall have delivered to the Borrower a certificate setting forth in reasonable detail the basis of the Borrower's obligation to indemnify such Lender or the Administrative Agent pursuant to this Section 2.15. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder, the Borrower will furnish to the Administrative Agent a certificate from each appropriate taxing authority if available, stating that such payment is exempt from or not subject to Taxes, provided, however, that such certificate need only be given if: (i) the Borrower makes any payment from any account located outside the United States, or (ii) the payment is made by a payor that is not a United States Person. For purposes of this Section 2.15 the terms "United States" and "United States Person" shall have the meanings set forth in
Section 7701 of the Code.

Each Lender which is not a United States Person hereby agrees that:

IT SHALL (EXCEPT AS PROVIDED IN SECTION 2.15(e)(vi) HEREOF), NO LATER THAN THE AGREEMENT DATE (OR, IN THE CASE OF A LENDER WHICH BECOMES A PARTY HERETO PURSUANT TO SECTION 11.6 AFTER THE AGREEMENT DATE, THE DATE UPON WHICH SUCH LENDER BECOMES A PARTY HERETO) DELIVER TO THE BORROWER THROUGH THE ADMINISTRATIVE AGENT, WITH A COPY TO THE ADMINISTRATIVE AGENT:

     if any lending office is located in the United States of America, two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), if any lending office is located outside the United States of America, two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001").

          in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such lending office or lending offices under this Agreement free from withholding of United States Federal income tax;

IF AT ANY TIME SUCH LENDER CHANGES ITS LENDING OFFICE OR LENDING OFFICES OR SELECTS AN ADDITIONAL LENDING OFFICE IT SHALL, AT THE SAME TIME OR REASONABLY PROMPTLY THEREAFTER BUT ONLY TO THE EXTENT THE FORMS PREVIOUSLY DELIVERED BY IT HEREUNDER ARE NO LONGER EFFECTIVE, DELIVER TO THE BORROWER THROUGH THE ADMINISTRATIVE AGENT, WITH A COPY TO THE ADMINISTRATIVE AGENT, IN REPLACEMENT FOR THE FORMS PREVIOUSLY DELIVERED BY IT HEREUNDER:

     if such changed or additional lending office is located in the United States of America, two accurate and complete signed originals of Form 4224; or

     otherwise, two accurate and complete signed originals of Form 1001, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax;

IT SHALL, BEFORE OR PROMPTLY AFTER THE OCCURRENCE OF ANY EVENT (INCLUDING THE PASSING OF TIME BUT EXCLUDING ANY EVENT MENTIONED IN CLAUSE (ii) ABOVE) REQUIRING A CHANGE IN THE MOST RECENT FORM 4224 OR FORM 1001 PREVIOUSLY DELIVERED BY SUCH LENDER AND IF THE DELIVERY OF THE SAME BE LAWFUL, DELIVER TO THE BORROWER THROUGH THE ADMINISTRATIVE AGENT WITH A COPY TO THE ADMINISTRATIVE AGENT, TWO ACCURATE AND COMPLETE ORIGINAL SIGNED COPIES OF FORM 4224 OR FORM 1001 IN REPLACEMENT FOR THE FORMS PREVIOUSLY DELIVERED BY SUCH LENDER;

IT SHALL, PROMPTLY UPON THE REQUEST OF THE BORROWER TO THAT EFFECT, DELIVER TO THE BORROWER SUCH OTHER FORMS OR SIMILAR DOCUMENTATION AS MAY BE REQUIRED FROM TIME TO TIME BY ANY APPLICABLE LAW, TREATY, RULE OR REGULATION IN ORDER TO ESTABLISH SUCH LENDER'S TAX STATUS FOR WITHHOLDING PURPOSES;

IT SHALL NOTIFY THE BORROWER WITHIN 30 DAYS AFTER ANY EVENT (INCLUDING AN AMENDMENT TO, OR A CHANGE IN ANY APPLICABLE LAW OR REGULATION OR IN THE WRITTEN INTERPRETATION THEREOF BY ANY REGULATORY AUTHORITY OR ANY JUDICIAL AUTHORITY, OR BY RULING APPLICABLE TO SUCH LENDER OF ANY GOVERNMENTAL AUTHORITY CHARGED WITH THE INTERPRETATION OR ADMINISTRATION OF ANY LAW) SHALL OCCUR THAT RESULTS IN SUCH LENDER NO LONGER BEING CAPABLE OF RECEIVING PAYMENTS WITHOUT ANY DEDUCTION OR WITHHOLDING OF UNITED STATES FEDERAL INCOME TAX; AND

IF SUCH LENDER IS NOT A "BANK" OR OTHER PERSON DESCRIBED IN SECTION 881(c)(3) OF THE CODE AND CANNOT DELIVER EITHER FORM 4224 OR FORM 1001, A STATEMENT THAT SUCH LENDER IS NOT A "BANK" UNDER SECTION 881(c)(3)(a) OF THE CODE AND TWO ORIGINAL COPIES OF INTERNAL REVENUE

SERVICE FORM W-8 (OR ANY SUCCESSOR FORM), PROPERLY COMPLETED AND DULY EXECUTED BY SUCH LENDER.

Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this
Section 2.15 shall survive termination of this Agreement and the payment in full of the Advances and all other amounts payable hereunder for a period of one year thereafter.

Any Lender claiming any additional amounts payable pursuant to this Section 2.15 shall use its reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office, if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender.

Each Lender (and the Administrative Agent with respect to payments to the Administrative Agent for its own account) agrees that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver, by virtue of the location of any Lender's lending office) and (ii) otherwise cooperate with the Borrower to minimize amounts payable by the Borrower under this Section 2.15; provided, however, the Lenders and the Administrative Agent shall not be obligated by reason of this Section 2.15(h) to contest the payment of any Taxes or Other Taxes or to disclose any information regarding its tax affairs or tax computations or reorder its tax or other affairs or tax or other planning. Subject to the foregoing, to the extent the Borrower pays sums pursuant to this
Section 2.15 and the Lender or the Administrative Agent receives a refund of any or all of such sums, such refund shall be applied to reduce any amounts then due and owing under this Agreement or, to the extent that no amounts are due and owing under this Agreement at the time such refunds are received, the party receiving such refund shall promptly pay over all such refunded sums to the Borrower, provided that no Default or Event of Default is in existence at such time.

LETTERS OF CREDIT

The Letter of Credit Facility. The Borrower may request the Issuing Bank, on the terms and conditions hereinafter set forth, to issue, and the Issuing Bank shall, if so requested, issue, letters of credit to be denominated in Dollars (the "Letters of Credit") for the account of the Borrower or for the joint account of the Borrower and any of its Subsidiaries from time to time on any Business Day from the date of the initial Advance until the Revolving Commitment Maturity Date in an aggregate maximum amount (assuming compliance with all conditions to drawing) not to exceed, at any time outstanding, the lesser of (i) $20,000,000 (the "Letter of Credit Facility") and (ii) the sum of (a) the Revolving Credit Commitment, minus (b) the aggregate principal amount of Revolving Credit Advances and Swing Line Advances then outstanding. No Letter of Credit shall have an expiration date (including all rights of renewal) later than the earlier of (i) five Business Days before the Revolving Commitment Maturity Date or (ii) one year after the date of issuance thereof (provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods, which in no event extend beyond the date referred to in clause (i) of this sentence). Immediately upon the issuance of each Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Issuing Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Letter of Credit, each drawing thereunder and the obligations of the Borrower under this Agreement in respect thereof in an amount equal to the product of (x) such Lender's Revolving Credit Specified Percentage times (y) the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing). Within the limits of the Letter of Credit Facility and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.16(a) and request the issuance of additional Letters of Credit under this Section 2.16(a).

Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 a.m. (Dallas, Texas time) on the third Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank. Each Letter of Credit shall be issued upon notice given in accordance with the terms of any separate agreement between the Borrower and the Issuing Bank in form and substance reasonably satisfactory to the Borrower and the Issuing Bank providing for the issuance of Letters of Credit pursuant to this Agreement and containing terms and conditions not inconsistent with this Agreement (a "Letter of Credit Agreement"), provided that if any such terms and conditions are inconsistent with this Agreement, this Agreement shall control. Each such notice of issuance of a Letter of Credit by the Borrower (a "Notice of Issuance") shall be by telex, telecopier or cable, specifying therein, in the case of a Letter of Credit, the requested (i) date of such issuance (which shall be a Business Day), (ii) maximum amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit, (v) form of such Letter of Credit and (vi) such other information as shall be required pursuant to the relevant Letter of Credit Agreement. If the requested terms of such Letter of Credit are acceptable to the Issuing Bank in its reasonable discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article 3 hereof, make such Letter of Credit available to the Borrower at its office referred to in
Section 11.1 or as otherwise agreed with the Borrower in connection with such issuance. At the request of any Lender, but no more than once each calendar month, the Administrative Agent shall obtain from the Issuing Bank and deliver to such requesting Lender a summary report of the issued and outstanding Letters of Credit.

Drawing and Reimbursement. The Borrower will pay to the Issuing Bank an amount equal to each draft drawn under any Letter of Credit (i) on the Business Day of such drawing if presented by noon (Dallas, Texas time) and (ii) by 11:00 a.m. (Dallas, Texas time) on the first Business Day thereafter if presented after noon (Dallas, Texas time). In the event that a drawing under any Letter of Credit is not reimbursed by the Borrower by 11:00 a.m. (Dallas, Texas time) on the first Business Day after such drawing, the Issuing Bank shall promptly notify Administrative Agent and each other Lender. Each such Lender shall, on the first Business Day following such notification, make a Revolving Credit Advance (or, if as a result of any Debtor Relief Law, the Lenders are prohibited from making a Revolving Credit Advance, each Lender shall fund its participation purchased pursuant to Section 2.16(a) hereof by making such amount available to the Administrative Agent), which shall bear interest at the Base Rate Basis, and shall be used to repay the applicable portion of the Issuing Bank's Advance with respect to such Letter of Credit, in an amount equal to the amount of its participation in such drawing for application to reimburse the Issuing Bank (but without any requirement for compliance with the applicable conditions set forth in Article 3 hereof) and shall make available to the Administrative Agent for the account of the Issuing Bank, by deposit at the Administrative Agent's office, in same day funds, the amount of such Advance. In the event that any Lender fails to make available to the Administrative Agent for the account of the Issuing Bank the amount of such Advance, the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate.

Increased Costs. If the adoption, effectiveness, phase-in or applicability after the Agreement of any Law (or any provision thereof) or if any change in any Law or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by, or deposits in or for the account of, the Issuing Bank or any Lender or (ii) impose on the Issuing Bank or any Lender any other condition regarding this Agreement or such Lender or any Letter of Credit, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to the Issuing Bank of issuing or maintaining any Letter of Credit or to any Lender of purchasing any participation therein or making any Advance pursuant to Section 2.16(c) hereof, then, upon demand by the Issuing Bank or such Lender, the Borrower shall, subject to Section 11.9 hereof, pay to the Issuing Bank or such Lender, from time to time as specified by the Issuing Bank or such Lender, additional amounts that shall be sufficient to compensate the Issuing Bank or such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by the Issuing Bank or such Lender, shall include in reasonable detail the basis for the demand for additional compensation and shall be controlling for all purposes, absent manifest error. The obligations of the Borrower under this Section 2.16(d) shall survive termination of this Agreement. The Issuing Bank or any Lender claiming any additional compensation under this Section 2.16(d) shall use reasonable efforts (consistent with legal and regulatory restrictions) to reduce or eliminate any such additional compensation which may thereafter accrue and which efforts would not, in the sole discretion of the Issuing Bank or such Lender, be otherwise disadvantageous.

Obligations Absolute. The obligations of the Borrower under this Agreement with respect to any Letter of Credit, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit or any Revolving Credit Advance pursuant to Section 2.16(c) hereof shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances unless such circumstance is caused by the gross negligence or willful misconduct of the Issuing Bank:

ANY LACK OF VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, ANY LETTER OF CREDIT AGREEMENT, ANY LETTER OF CREDIT OR ANY OTHER AGREEMENT OR INSTRUMENT RELATING THERETO (COLLECTIVELY, THE "L/C RELATED DOCUMENTS");

(a) ANY CHANGE IN THE TIME, MANNER OR PLACE OF PAYMENT OF, OR IN ANY OTHER TERM OF, ALL OR ANY OF THE OBLIGATIONS OF THE BORROWER IN RESPECT OF THE LETTERS OF CREDIT OR ANY REVOLVING

CREDIT ADVANCE PURSUANT TO SECTION 2.16(c) HEREOF OR (b) ANY OTHER AMENDMENT OR WAIVER OF OR ANY CONSENT TO DEPARTURE FROM ALL OR ANY OF THE L/C RELATED DOCUMENTS;

THE EXISTENCE OF ANY CLAIM, SET-OFF, DEFENSE OR OTHER RIGHT THAT THE BORROWER MAY HAVE AT ANY TIME AGAINST ANY BENEFICIARY OR ANY TRANSFEREE OF A LETTER OF CREDIT (OR ANY PERSONS FOR WHOM ANY SUCH BENEFICIARY OR ANY SUCH TRANSFEREE MAY BE ACTING), THE ISSUING BANK, ANY LENDER OR ANY OTHER PERSON, WHETHER IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE L/C RELATED DOCUMENTS OR ANY UNRELATED TRANSACTION;

ANY STATEMENT OR ANY OTHER DOCUMENT PRESENTED UNDER A LETTER OF CREDIT PROVING TO BE FORGED, FRAUDULENT, INVALID OR INSUFFICIENT IN ANY RESPECT OR ANY STATEMENT THEREIN BEING UNTRUE OR INACCURATE IN ANY RESPECT;

PAYMENT BY THE ISSUING BANK UNDER A LETTER OF CREDIT AGAINST PRESENTATION OF A DRAFT OR CERTIFICATE THAT DOES NOT COMPLY WITH THE TERMS OF THE LETTER OF CREDIT, EXCEPT FOR ANY PAYMENT MADE UPON THE ISSUING BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT;

ANY EXCHANGE, RELEASE OR NON-PERFECTION OF ANY COLLATERAL, OR ANY RELEASE OR AMENDMENT OR WAIVER OF OR CONSENT TO DEPARTURE FROM ANY GUARANTEE, FOR ALL OR ANY OF THE OBLIGATIONS OF THE BORROWER IN RESPECT OF THE LETTERS OF CREDIT OR ANY REVOLVING CREDIT ADVANCE PURSUANT TO SECTION 2.16(c) HEREOF; OR

ANY OTHER CIRCUMSTANCE OR HAPPENING WHATSOEVER, WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, ANY OTHER CIRCUMSTANCE THAT MIGHT OTHERWISE CONSTITUTE A DEFENSE AVAILABLE TO, OR A DISCHARGE OF, THE BORROWER OR A GUARANTOR, OTHER THAN THE ISSUING BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Compensation for Letters of Credit.

CREDIT FEE. SUBJECT TO SECTION 11.9 HEREOF, THE BORROWER SHALL PAY TO THE ADMINISTRATIVE AGENT FOR THE ACCOUNT OF EACH LENDER A FEE (WHICH SHALL BE PAYABLE QUARTERLY IN ARREARS ON EACH QUARTERLY DATE AND ON THE REVOLVING COMMITMENT MATURITY DATE) EQUAL TO THE PRODUCT OF (a) AN AMOUNT EQUAL TO THE REMAINDER OF (y) 100% OF THE APPLICABLE LIBOR RATE MARGIN FOR REVOLVING CREDIT ADVANCES IN EFFECT FROM TIME TO TIME MINUS (z) 0.250% MULTIPLIED BY (b) THE AVERAGE DAILY AMOUNT AVAILABLE FOR DRAWING UNDER ALL LETTERS OF CREDIT. SUBJECT TO SECTION 11.9 HEREOF, SUCH FEE SHALL BE COMPUTED ON THE BASIS OF A 360-DAY YEAR FOR THE ACTUAL NUMBER OF DAYS ELAPSED.

FRONTING FEE. SUBJECT TO SECTION 11.9 HEREOF, THE BORROWER SHALL PAY TO THE ADMINISTRATIVE AGENT FOR THE ACCOUNT OF THE ISSUING BANK A PER ANNUM FRONTING FEE (WHICH SHALL BE PAYABLE QUARTERLY IN ARREARS ON EACH QUARTERLY DATE AND ON THE REVOLVING COMMITMENT MATURITY DATE) IN AN AMOUNT EQUAL TO THE PRODUCT OF (a) 0.250% MULTIPLIED BY (b) THE AVERAGE DAILY AMOUNT AVAILABLE FOR DRAWING UNDER ALL OUTSTANDING LETTERS OF CREDIT. SUBJECT TO SECTION 11.9 HEREOF, SUCH FEE SHALL BE COMPUTED ON THE BASIS OF A 360-DAY YEAR FOR THE ACTUAL NUMBER OF DAYS ELAPSED.

L/C Cash Collateral Account.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND WITHIN FIVE DAYS OF DEMAND BY THE ADMINISTRATIVE AGENT PURSUANT TO SECTION 8.2(c) (BUT IN THE CASE OF AN EVENT OF DEFAULT SPECIFIED IN SECTION 8.1(f) OR (g) HEREOF IMMEDIATELY AND WITHOUT ANY DEMAND OR TAKING OF ANY OTHER ACTION BY THE ADMINISTRATIVE AGENT OR ANY LENDER), THE BORROWER WILL (a) PAY TO THE ADMINISTRATIVE AGENT IN IMMEDIATELY AVAILABLE FUNDS AN AMOUNT EQUAL TO THE MAXIMUM AMOUNT THEN AVAILABLE TO BE DRAWN UNDER THE LETTERS OF CREDIT THEN OUTSTANDING OR (b) DELIVER TO THE ISSUING BANK BACK-UP LETTERS OF CREDIT ACCEPTABLE TO THE ISSUING BANK WHICH, TOGETHER WITH ANY FUNDS DEPOSITED IN THE L/C CASH COLLATERAL ACCOUNT, ARE IN AN AMOUNT EQUAL TO THE MAXIMUM AMOUNT THEN AVAILABLE TO BE DRAWN UNDER THE LETTERS OF CREDIT THEN OUTSTANDING. ANY AMOUNTS SO RECEIVED BY THE ADMINISTRATIVE AGENT SHALL BE DEPOSITED BY THE ADMINISTRATIVE AGENT IN A DEPOSIT ACCOUNT MAINTAINED BY THE ADMINISTRATIVE AGENT (THE "L/C CASH COLLATERAL ACCOUNT").

AS SECURITY FOR THE PAYMENT OF ALL REIMBURSEMENT OBLIGATIONS AND FOR ANY OTHER OBLIGATIONS, THE BORROWER HEREBY GRANTS, CONVEYS, ASSIGNS, PLEDGES, SETS OVER AND TRANSFERS TO THE ADMINISTRATIVE AGENT (FOR THE BENEFIT OF THE ISSUING BANK AND LENDERS), AND CREATES IN THE ADMINISTRATIVE AGENT'S FAVOR (FOR THE BENEFIT OF THE ISSUING BANK AND LENDERS) A LIEN IN, ALL MONEY, INSTRUMENTS AND SECURITIES AT ANY TIME HELD IN OR ACQUIRED IN CONNECTION WITH THE L/C CASH COLLATERAL ACCOUNT, TOGETHER WITH ALL PROCEEDS THEREOF. THE L/C CASH COLLATERAL ACCOUNT SHALL BE UNDER THE SOLE DOMINION AND CONTROL OF THE ADMINISTRATIVE AGENT AND THE BORROWER SHALL HAVE NO RIGHT TO WITHDRAW OR TO CAUSE THE ADMINISTRATIVE AGENT TO WITHDRAW ANY FUNDS DEPOSITED IN THE L/C CASH COLLATERAL ACCOUNT. AT ANY TIME AND FROM TIME TO TIME, UPON THE ADMINISTRATIVE AGENT'S REQUEST, THE BORROWER PROMPTLY SHALL EXECUTE AND DELIVER ANY AND ALL SUCH FURTHER INSTRUMENTS AND DOCUMENTS, INCLUDING UCC FINANCING STATEMENTS, AS MAY BE NECESSARY, APPROPRIATE OR DESIRABLE IN THE ADMINISTRATIVE AGENT'S JUDGMENT TO OBTAIN THE FULL BENEFITS (INCLUDING PERFECTION AND PRIORITY) OF THE SECURITY INTEREST CREATED OR INTENDED TO BE CREATED BY THIS PARAGRAPH (ii) AND OF THE RIGHTS AND POWERS HEREIN GRANTED. THE BORROWER SHALL NOT CREATE OR SUFFER TO EXIST ANY LIEN ON ANY AMOUNTS OR INVESTMENTS HELD IN THE L/C CASH COLLATERAL ACCOUNT OTHER THAN THE LIEN GRANTED UNDER THIS PARAGRAPH (ii).

THE ADMINISTRATIVE AGENT SHALL (a) APPLY ANY FUNDS IN THE L/C CASH COLLATERAL ACCOUNT ON ACCOUNT OF REIMBURSEMENT OBLIGATIONS WHEN THE SAME BECOME DUE AND PAYABLE IF AND TO THE EXTENT THAT THE BORROWER SHALL FAIL DIRECTLY TO PAY SUCH REIMBURSEMENT OBLIGATIONS AND (b) AFTER THE REVOLVING COMMITMENT MATURITY DATE, APPLY ANY PROCEEDS REMAINING IN THE L/C CASH COLLATERAL ACCOUNT FIRST TO PAY ANY UNPAID OBLIGATIONS THEN OUTSTANDING HEREUNDER AND THEN TO REFUND ANY REMAINING AMOUNT TO THE BORROWER.

THE BORROWER, NO MORE THAN ONCE IN ANY CALENDAR MONTH, MAY DIRECT THE ADMINISTRATIVE AGENT TO INVEST THE FUNDS HELD IN THE L/C CASH COLLATERAL ACCOUNT (SO LONG AS THE AGGREGATE AMOUNT OF SUCH FUNDS EXCEEDS ANY RELEVANT MINIMUM INVESTMENT REQUIREMENT) IN (a) DIRECT OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY THEREOF, OR OBLIGATIONS GUARANTEED BY THE UNITED STATES OR ANY AGENCY THEREOF AND (b) ONE OR MORE OTHER TYPES OF INVESTMENTS PERMITTED BY THE ADMINISTRATIVE AGENT, IN EACH CASE WITH SUCH MATURITIES AS THE BORROWER,

WITH THE CONSENT OF THE ADMINISTRATIVE AGENT, MAY SPECIFY, PENDING APPLICATION OF SUCH FUNDS ON ACCOUNT OF REIMBURSEMENT OBLIGATIONS OR ON ACCOUNT OF OTHER OBLIGATIONS, AS THE CASE MAY BE. IN THE ABSENCE OF ANY SUCH DIRECTION FROM THE BORROWER, THE ADMINISTRATIVE AGENT SHALL INVEST THE FUNDS HELD IN THE L/C CASH COLLATERAL ACCOUNT (SO LONG AS THE AGGREGATE AMOUNT OF SUCH FUNDS EXCEEDS ANY RELEVANT MINIMUM INVESTMENT REQUIREMENT) IN ONE OR MORE TYPES OF INVESTMENTS WITH SUCH MATURITIES AS THE ADMINISTRATIVE AGENT MAY SPECIFY, PENDING APPLICATION OF SUCH FUNDS ON ACCOUNT OF REIMBURSEMENT OBLIGATIONS OR ON ACCOUNT OF OTHER OBLIGATIONS, AS THE CASE MAY BE. ALL SUCH INVESTMENTS SHALL BE MADE IN THE ADMINISTRATIVE AGENT'S NAME FOR THE ACCOUNT OF THE LENDERS, SUBJECT TO THE OWNERSHIP INTEREST THEREIN OF THE BORROWER. THE BORROWER RECOGNIZES THAT ANY LOSSES OR TAXES WITH RESPECT TO SUCH INVESTMENTS SHALL BE BORNE SOLELY BY THE BORROWER, AND THE BORROWER AGREES TO HOLD THE ADMINISTRATIVE AGENT AND THE LENDERS HARMLESS FROM ANY AND ALL SUCH LOSSES AND TAXES. ADMINISTRATIVE AGENT MAY LIQUIDATE ANY INVESTMENT HELD IN THE L/C CASH COLLATERAL ACCOUNT IN ORDER TO APPLY THE PROCEEDS OF SUCH INVESTMENT ON ACCOUNT OF THE REIMBURSEMENT OBLIGATIONS (OR ON ACCOUNT OF ANY OTHER OBLIGATION THEN DUE AND PAYABLE, AS THE CASE MAY BE) WITHOUT REGARD TO WHETHER SUCH INVESTMENT HAS MATURED AND WITHOUT LIABILITY FOR ANY PENALTY OR OTHER FEE INCURRED (WITH RESPECT TO WHICH THE BORROWER HEREBY AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT) AS A RESULT OF SUCH APPLICATION.

REVOLVING CREDIT COMMITMENT INCREASE.

Amount and Timing of Increases. Upon written request by the Borrower to the Administrative Agent not less than ten Business Days prior to the proposed effective date of the proposed increase (or, in the case of each proposed Lender, such lesser notice as any proposed Lender is willing to accept), subject to the further terms and conditions set forth below, the Borrower shall be entitled to increase the Revolving Credit Commitment not more than one time, in an aggregate amount for such increase not to exceed $10,000,000.

Mechanics of Increases. Upon the Administrative Agent's receipt of the notice referred to in Section 2.17(a), the Administrative Agent shall promptly make an offer to the Lenders to elect to participate in such increase. Each Lender electing to participate in such Revolving Credit Commitment increase shall accept any allocation amount designated by the Borrower and the Administrative Agent that is equal to or less than its proposed portion of the Revolving Credit Commitment increase. Notwithstanding anything herein or in any other Loan Document to the contrary, the Borrower and the Administrative Agent may agree to add other creditors in connection with any such proposed increase (without any further notice obligations to the existing Lenders and without retriggering the timing requirements set forth in Section 2.17(a)) if one or more of the existing Lenders having a Revolving Credit Specified Percentage do not elect to increase their respective portions of the Revolving Credit Commitment in an amount equal to the requested Revolving Credit Commitment increase within five Business Days after the Borrower requests such increase pursuant to Section 2.17(a). If requested, each Lender (including any new Lenders party hereto) shall upon the surrender of any then-existing Revolving Credit Note held by such Lender receive a new Revolving Credit Note evidencing its Revolving Credit Specified Percentage, as adjusted.

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

Conditions to Increase. The following conditions to the increase of the Revolving Credit Commitment shall have been satisfied or waived to the Administrative Agent's reasonable satisfaction:

ON ANY DATE OF PROPOSED INCREASE IN THE REVOLVING CREDIT COMMITMENT, THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 4 HEREOF ARE TRUE AND CORRECT ON SUCH DATE IN ALL MATERIAL RESPECTS, AS THOUGH MADE ON AND AS OF SUCH DATE, EXCEPT TO THE EXTENT EXPRESSLY MADE ONLY AS OF A PRIOR DATE;

ON ANY DATE OF A PROPOSED INCREASE IN THE REVOLVING CREDIT COMMITMENT, NO DEFAULT OR EVENT OF DEFAULT SHALL EXIST ON ANY SUCH DATE, AND NO DEFAULT OR EVENT OF DEFAULT WOULD RESULT FROM SUCH INCREASE IN THE REVOLVING CREDIT COMMITMENT AND THE SUBSEQUENT REVOLVING CREDIT ADVANCES TO THE BORROWER, UP TO THE AMOUNT OF THE REVOLVING CREDIT COMMITMENT (AS INCREASED);

THE ADMINISTRATIVE AGENT SHALL HAVE RECEIVED A CERTIFICATE FROM THE BORROWER TO THE EFFECT THAT (A) SUCH INCREASE HAS RECEIVED ALL NECESSARY AUTHORIZATIONS, IF NECESSARY, AND IS IN COMPLIANCE WITH ALL MATERIAL APPLICABLE LAWS, (B) NO OTHER APPROVALS OR CONSENTS FROM ANY PERSON ARE REQUIRED BY ANY SUCH PERSON EXCEPT TO THE EXTENT THEY HAVE BEEN RECEIVED OR ARE IMMATERIAL, AND (C) SUCH INCREASE IN THE REVOLVING CREDIT COMMITMENT DOES NOT CONFLICT WITH, OR RESULT IN VIOLATION OF, ANY MATERIAL AGREEMENT OR INSTRUMENT TO WHICH THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY OF THEIR RESPECTIVE PROPERTIES, IS SUBJECT;

THE ADMINISTRATIVE AGENT SHALL HAVE DELIVERED TO EACH LENDER EVIDENCE OF NEW REVOLVING CREDIT SPECIFIED PERCENTAGES AND TOTAL SPECIFIED PERCENTAGES ADJUSTED TO GIVE EFFECT TO THE INCREASE IN THE REVOLVING CREDIT COMMITMENT AND ANY REALLOCATION REQUIRED IN ORDER FOR EACH LENDER WITH A REVOLVING CREDIT SPECIFIED PERCENTAGE TO HAVE A PROPORTIONATE SHARE OF THE REVOLVING CREDIT ADVANCES;

EACH NEW LENDER BEING ADDED TO THIS AGREEMENT SHALL DELIVER TO THE BORROWER AND THE ADMINISTRATIVE AGENT DOCUMENTATION ACCEPTABLE TO THE ADMINISTRATIVE AGENT EVIDENCING SUCH NEW LENDER'S ACCEPTANCE OF THIS AGREEMENT AND ALL THE OTHER LOAN DOCUMENTS IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ADMINISTRATIVE AGENT (AND MAKING SUCH LENDER A PARTY TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS);

THE ADMINISTRATIVE AGENT ON BEHALF OF EACH LENDER SHALL HAVE RECEIVED ALL AMENDMENTS TO ANY LOAN DOCUMENTS AS THE ADMINISTRATIVE AGENT SHALL DEEM REASONABLY NECESSARY; AND

THE ADMINISTRATIVE AGENT SHALL HAVE DELIVERED TO THE BORROWER A NOTICE OF THE COST OF ANY LIBOR BREAKAGE OR OTHER COSTS INCURRED BY ANY LENDER AS A RESULT OF SUCH INCREASE AND ANY REALLOCATION AMONG THE LENDERS, AND THE BORROWER SHALL PAY SUCH COSTS ON THE DATE OF SUCH INCREASE IN IMMEDIATELY AVAILABLE FUNDS TO THE ADMINISTRATIVE AGENT ON BEHALF OF SUCH LENDERS IN ACCORDANCE WITH THE TERMS OF THIS CREDIT AGREEMENT.

Additional Agreements. Each Lender shall have the right (but not the obligation) to increase the dollar amount of its share of the Revolving Credit Commitment. In connection with any increase to the Revolving Credit Commitment in accordance with the terms of this Section 2.17, each existing Lender (regardless of whether such Lender is participating in such increase) and the Borrower and its Subsidiaries agrees to execute any and all agreements reasonably requested by the Administrative Agent to effectuate the intent of this Section 2.17. Notwithstanding anything contained herein to the contrary, the limitations placed upon assignments set forth in
Section 11.6 shall not apply to proposed increases pursuant to this Section.

CONDITIONS PRECEDENT

CONDITIONS PRECEDENT TO THE INITIAL ADVANCES AND THE INITIAL LETTERS OF CREDIT. THE OBLIGATION OF EACH LENDER TO MAKE THE INITIAL ADVANCE AND THE OBLIGATIONS OF THE ISSUING BANK TO ISSUE ANY LETTER OF CREDIT ISSUED ON THE AGREEMENT DATE, IS SUBJECT TO (i) RECEIPT BY THE ADMINISTRATIVE AGENT OF EACH OF THE FOLLOWING, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO EACH LENDER, WITH A COPY (EXCEPT FOR THE NOTES) FOR EACH LENDER, AND (ii) SATISFACTION OF THE FOLLOWING CONDITIONS ON OR BEFORE JULY 16, 2001:

a loan certificate of each Obligor certifying as to the accuracy of its representations and warranties in the Loan Documents, certifying that no Default has occurred and is continuing, and including a certificate of incumbency with respect to each officer executing any Loan Document, and including (i) a copy of the articles or certificate of incorporation (or other similar organizational documents) of such Obligor certified to be true, complete and correct by the secretary of state of its state of incorporation or organization, (ii) a copy of the by-laws, partnership agreement or other similar governance document of such Obligor, as in effect on the Agreement Date, (iii) a copy of the resolutions of such Obligor authorizing it to execute, deliver and perform the Loan Documents to which it is a party and all other transactions contemplated thereby, and (iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation and each state in which it is qualified to do business;

a duly executed Revolving Credit Note, Facility A Term Loan Note and Facility B Term Loan Note payable to the order of each Lender with a related Commitment and in an amount for each Lender equal to its Specified Percentage of each such Commitment, respectively, and which has specifically requested such Note;

the duly executed Swing Line Note, payable to the order of the Swing Line Bank in the amount of the Swing Line Facility;

UCC searches in appropriate jurisdictions where Collateral is located;

opinion of counsel to the Borrower and each domestic Subsidiary addressed to the Lenders;

reimbursement to the Administrative Agent for Special Counsel's reasonable and customary fees (on an hourly basis) and expenses incurred through the date hereof;

the duly executed Fee Letter and any fees required to be paid pursuant to the Fee Letter;

an amendment fee payable to the Administrative Agent for the ratable account of the Lenders executing this Agreement in an amount equal to 0.25% of such Lenders' Commitments;

a conversion fee payable to the Administrative Agent for the ratable account of the Lenders converting a portion of their respective Facility A Term Loan Commitment ("Converted Amount") to Facility B Term Loan Commitment in an amount of 0.50% of such Lenders' Converted Amount;

duly executed and completed Security Agreements and Intellectual Property Security Agreements or ratifications thereof executed by the Borrower and each of its Domestic Subsidiaries, granting a first priority perfected Lien in all Collateral covered thereby, together with related financing statements, stock powers, stock certificates evidencing ownership of (i) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary and (ii) 65% of the issued and outstanding Capital Stock of each Foreign Subsidiary, and insurance certificates listing the Administrative Agent as loss payee and additional insured and otherwise in a form required by the Collateral Documents;

a duly executed and completed Subsidiary Guaranty or ratification thereof by each Domestic Subsidiary;

duly executed and completed Deeds of Trusts or modification thereof, together with such environmental reports and title insurance policies or commitments as shall be required by the Administrative Agent, in form or substance reasonably satisfactory to the Administrative Agent and Special Counsel;

evidence satisfactory to the Administrative Agent and its counsel confirming that all or a portion of the Indebtedness of the Borrower owned by the Existing Equityholders, which shall be in an amount not less than $94,900,000, plus additional cash in an amount equal to $231,000, shall have been transferred to the Borrower in exchange for 12.5% Senior Convertible Preferred Stock, par value $0.01, in the Borrower ("Senior Preferred Stock");

evidence satisfactory to the Administrative Agent that no amendment to the Senior Subordinated Notes Indenture permitting the conversion of all Senior Subordinated Notes owned by any of HMTF into the equity instruments contemplated by clause (m) above and permanently reducing the amount of Senior Subordinated Notes which are subject to the Indenture by such amount is necessary;

the Revolving Credit Availability shall equal not less than $15,000,000 as of the Agreement Date;

duly executed and completed assignments of the deposit accounts required by Administrative Agent pursuant to Section 5.14 hereof;

evidence satisfactory to the Administrative Agent that, if and to the extent the Borrower becomes obligated to pay any taxes arising from the purchase by the Existing Equityholders (the "Purchasers") of certain Indebtedness of the Borrower, net of any tax benefit derived from any deduction, loss or other allowance allowed to the Borrower as a result of the transactions contemplated by clause (m) above or otherwise allocable to the acquisition or retention of such Indebtedness by the Purchasers, and less the amount of $231,000 paid on account of the taxes attributable to the disallowance to the Borrower of the deduction for original issue discount under Section 163(e)(5) of the Code through the date of the transactions contemplated by clause (m) (collectively, the "Indemnified Tax"), the Purchasers shall, at their option, either make a cash contribution to the capital of the Borrower or buy shares of Capital Stock of the Borrower, in each case in an aggregate amount equal to the net amount of the Indemnified Tax, as more specifically described in that certain Securities Exchange Agreement dated as of July 16, 2001 by and among the Borrower, HI Cayman, L.P., a Cayman Islands exempted limited partnership, and HI Senior Debt Partners, L.P., a Texas limited partnership (the "Securities Exchange Agreement"), such terms and conditions to be satisfactory to the Administrative Agent;

a sufficient portion of the Facility A Term Loan Advances outstanding under the Existing Credit Agreement shall have been converted into Facility B Term Loan Advances to cause the Facility A Term Loan Advances to be not greater than $60,000,000;

all accrued and unpaid interest on the Obligations under the Existing Credit Agreement and all fees as provided therein outstanding on the Agreement Date shall have been paid to the Administrative Agent; and

such other documents, instruments and certificates as the Administrative Agent or any Lender may reasonably require in connection with the transactions contemplated hereby.

CONDITIONS PRECEDENT TO ALL ADVANCES AND LETTERS OF CREDIT. THE OBLIGATION OF EACH LENDER TO MAKE EACH ADVANCE HEREUNDER (INCLUDING THE INITIAL ADVANCE) AND THE OBLIGATION OF THE ISSUING BANK TO ISSUE OR EXTEND EACH LETTER OF CREDIT (INCLUDING THE INITIAL LETTER OF CREDIT) IS SUBJECT TO FULFILLMENT OF THE FOLLOWING CONDITIONS IMMEDIATELY PRIOR TO OR CONTEMPORANEOUSLY WITH EACH SUCH ADVANCE OR ISSUANCE OR EXTENSION:

With respect to each Advance and each issuance of a Letter of Credit, all of the representations and warranties of the Borrower under this Agreement, which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance or Letter of Credit, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance or Letter of Credit;

There shall not exist a Default or Event of Default hereunder;

The aggregate Advances and Letters of Credit, after giving effect to such proposed Advance or Letter of Credit, shall not exceed the maximum principal amount then permitted to be outstanding hereunder;

No order, judgment, injunction or decree of any Tribunal shall purport to enjoin or restrain any Lender or the Issuing Bank from making any Advance or issuing any Letter of Credit;

There shall be no Litigation pending against, or, to the Borrower's current actual knowledge, threatened against the Borrower or any of its Subsidiaries, or in any of their respective properties, which could reasonably be expected to have a Material Adverse Effect; and

There shall have occurred no material adverse change in the business, assets, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries, taken as a whole since the date of the last financial statements delivered pursuant to Section 6.2(a) hereof.

     Notwithstanding the above, the obligation of each Lender to make a Revolving Credit Advance pursuant to Sections 2.2(g) and 2.16(c) hereof (or fund its participation in respect of Letters of Credit pursuant to Section 2.16(c) hereof) shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (i) the occurrence of any Default or Event of Default, (ii) the failure of the Borrower to satisfy any condition set forth in this Section 3.2, or (iii) any other circumstance, happening or event whatsoever, except that the conditions precedent set forth in Section 3.1 and 3.2 hereof with respect to the Swing Line Advance or the Letter of Credit for which such Revolving Credit Advance is made pursuant to Section 2.2(g) or 2.16(c) hereof (or participation funded) shall have been satisfied in full at the time of the making of such Swing Line Advance or the issuance or extension of such Letter of Credit.

CONDITIONS PRECEDENT TO CONVERSIONS AND CONTINUATIONS. THE OBLIGATION OF THE LENDERS TO CONVERT ANY EXISTING BASE RATE ADVANCE INTO A LIBOR ADVANCE OR TO CONTINUE ANY EXISTING LIBOR ADVANCE IS SUBJECT TO THE CONDITION PRECEDENT THAT ON THE DATE OF SUCH CONVERSION OR CONTINUATION NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING OR WOULD RESULT FROM THE MAKING OF SUCH CONVERSION OR CONTINUATION. THE ACCEPTANCE OF THE BENEFITS OF EACH SUCH CONVERSION AND CONTINUATION SHALL CONSTITUTE A REPRESENTATION AND WARRANTY BY THE BORROWER TO EACH OF THE LENDERS THAT NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING OR WOULD RESULT FROM THE MAKING OF SUCH CONVERSION OR CONTINUATION.

REPRESENTATIONS AND WARRANTIES

REPRESENTATIONS AND WARRANTIES. THE BORROWER HEREBY REPRESENTS AND WARRANTS TO EACH LENDER AS FOLLOWS:

Organization; Power; Qualification. As of the Agreement Date, the respective jurisdiction of incorporation or organization and percentage ownership by the Borrower or another Subsidiary of the Subsidiaries listed on Schedule 5 are true and correct. All of the outstanding Capital Stock of the Borrower and its Subsidiaries is validly issued, fully paid and non-assessable. Each of the Borrower and its Subsidiaries is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its state of organization. Each of the Borrower and its Subsidiaries has the corporate or other legal power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each of the Borrower and its Subsidiaries is authorized to do business, duly qualified and in good standing in the jurisdictions set forth in
Schedule 8 and no qualification or authorization is necessary in any other jurisdictions in which the character of its properties or the nature of its business requires such qualification or authorization except where the failure to be so qualified or authorized would not have a Material Adverse Effect.

Authorization. The Borrower has the corporate power and has taken all necessary corporate action to authorize it to borrow hereunder. Each Obligor has corporate or other legal power and has taken all necessary corporate or other legal action to execute, deliver and perform the Loan Documents to which it is party in accordance with the terms thereof, and to consummate the transactions contemplated thereby. Each Loan Document has been duly executed and delivered by the Obligor executing it. Each of the Loan Documents to which an Obligor is a party is a legal, valid and binding respective obligation of such Obligor, enforceable in accordance with its terms, subject, to enforcement of remedies, to the following qualifications: (i) equitable principles generally, and (ii) Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of such Obligor).

Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance by each Obligor of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not (i) require any consent or approval other than (x) those already obtained, (y) consents under immaterial contractual obligations, the failure to obtain which could not reasonably be expected to have a Material Adverse Effect, and (z) UCC and mortgage filings in connection with the Loan Documents, (ii) violate any material Applicable Law, the result of which could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of, or constitute a default under the certificate of incorporation, by-laws, partnership agreement, operating agreement or other similar governing document or agreement of such Obligor, (iv) conflict with, result in a breach of, or constitute a default under any Necessary Authorization, indenture, agreement or other instrument, to which such Obligor is a party or by which they or their respective properties may be bound, or (v) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Obligor other than the Liens created pursuant to the Loan Documents.

Business. The Borrower and its Subsidiaries are engaged primarily in the business of the manufacture, direct selling, direct marketing or home furnishings business and activities reasonably related, ancillary or complimentary thereto.

Licenses, etc. All Necessary Authorizations have been duly obtained, and are in full force and effect without any known conflict with the rights of others and free from any unduly burdensome restrictions.

Compliance with Law. The Borrower and its Subsidiaries are in compliance in all respects with all Applicable Laws, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

Title to Properties. The Borrower and its Subsidiaries have good and indefeasible title to, or a valid leasehold interest in, all of their material assets. None of their assets are subject to any Liens, except Permitted Liens. No financing statement or other Lien filing (except relating to Permitted Liens and other Liens for which releases and UCC-3 Termination Statements have been obtained pursuant to Section 3.1(l) hereof) is on file in any state or jurisdiction that names the Borrower or any of its Subsidiaries as debtor or covers (or purports to cover) any assets of the Borrower or any of its Subsidiaries, except for Indebtedness permitted hereunder or with respect to which the requirements of Section 3.1(l) hereof have been satisfied. The Borrower and its Subsidiaries have not signed any such financing statement or filing, nor any security agreement authorizing any Person to file any such financing statement or filing (except relating to Permitted Liens).

Litigation. Except as reflected on Schedule 4 hereto, as of the Agreement Date, there is no Litigation pending against, or, to the Borrower's current actual knowledge, threatened against the Borrower, or in any other manner relating directly and adversely to the Borrower or any of its Subsidiaries, or any of their properties, in, before, or by any Tribunal which if adversely determined could reasonably be expected to have a Material Adverse Effect.

Taxes. Except as set forth in Schedule 11 hereto, all federal and other material tax returns of the Borrower and its Subsidiaries required by law to be filed have been duly filed or extensions have been timely filed, and all federal and other material taxes, assessments and other governmental charges or levies upon the Borrower, its Subsidiaries or any of their respective properties, income, profits and assets, which are due and payable, have been paid, unless the same are being contested in good faith by appropriate proceedings, with adequate reserves established therefor, and no Lien (other than a Permitted Lien) has attached and no foreclosure, distraint, sale or similar proceedings have been commenced that have not been vacated, discharged, bonded or stayed. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of their taxes are, in the judgment of the Borrower, adequate.

Financial Statements; Material Liabilities.

THE BORROWER HAS HERETOFORE DELIVERED TO LENDERS THE AUDITED CONSOLIDATED BALANCE SHEETS OF THE BORROWER AS AT DECEMBER 31, 2000, AND THE RELATED STATEMENTS OF EARNINGS AND CHANGES IN SHAREHOLDERS' EQUITY AND STATEMENT OF CASH FLOWS FOR THE TWELVE-MONTH PERIOD THEN ENDED (THE "FINANCIAL STATEMENTS"). THE FINANCIAL STATEMENTS WERE PREPARED IN CONFORMITY WITH GAAP AND FAIRLY PRESENT, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF THE BORROWER AND ITS SUBSIDIARIES AS AT THE DATE THEREOF AND THE COMBINED RESULTS OF OPERATIONS AND CASH FLOWS FOR THE PERIOD COVERED THEREBY.

THE PROJECTED CONSOLIDATED FINANCIAL STATEMENTS OF THE BORROWER, DELIVERED TO THE LENDERS PRIOR TO OR ON THE AGREEMENT DATE ARE BASED ON GOOD FAITH ESTIMATES AND ASSUMPTIONS MADE BY THE MANAGEMENT OF THE BORROWER AND BELIEVED TO BE REASONABLE AT THE TIME MADE, IT BEING RECOGNIZED BY THE LENDERS THAT SUCH PROJECTIONS AS TO FUTURE EVENTS ARE NOT TO BE VIEWED AS FACTS AND THAT ACTUAL RESULTS DURING THE PERIOD OR PERIODS COVERED BY ANY SUCH PROJECTIONS MAY DIFFER FROM THE PROJECTED RESULTS.

THE FINANCIAL STATEMENTS OF THE BORROWER AND ITS SUBSIDIARIES DELIVERED TO THE LENDERS PURSUANT TO SECTION 6.1 AND 6.2 HEREOF FAIRLY PRESENT IN ALL MATERIAL RESPECTS THEIR RESPECTIVE FINANCIAL CONDITION AND THEIR RESPECTIVE RESULTS OF OPERATIONS AS OF THE DATES AND FOR THE PERIODS SHOWN, ALL IN ACCORDANCE WITH GAAP, SUBJECT TO NORMAL YEAR-END ADJUSTMENTS. THE LATEST OF SUCH FINANCIAL STATEMENTS REFLECTS ALL MATERIAL LIABILITIES, DIRECT AND CONTINGENT, OF THE BORROWER AND EACH SUBSIDIARY OF THE BORROWER THAT ARE REQUIRED TO BE DISCLOSED IN ACCORDANCE WITH GAAP.

No Adverse Change. Since the date of the Financial Statements and thereafter any financial statements delivered pursuant to Section 6.2(a) hereof, no event or circumstance has occurred or arisen which could reasonably be expected to have as a Material Adverse Effect.

ERISA. None of the Borrower or any of its Subsidiaries maintains or contributes to any Plan or Multiemployer Plan pursuant to which employees of the Borrower or any of its Subsidiaries participate other than those disclosed to the Administrative Agent in writing. Each such Plan (other than any Multiemployer
Plan) is in compliance in all material respects with the applicable provisions of ERISA, the Code and any other Applicable Law, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. No accumulated funding deficiency (as defined in Section 412(a) of the Code) with respect to a Plan has occurred (without regard to any waiver granted under Section 412 of the Code), the result of which could reasonably be expected to have Material Adverse Effect. None of the Borrower or any member of its Controlled Group has failed to make any contribution or pay any amount due or owing as required under the terms of any Plan or Multiemployer Plan, the result of which could reasonably be expected to have Material Adverse Effect. There has been no ERISA Event, the result of which could reasonably be expected to have a Material Adverse Effect. The present value of the benefit liabilities, as defined in Title IV of ERISA, of each Plan subject to Title IV of ERISA (other than a Multiemployer Plan) of the Borrower and each member of its Controlled Group does not exceed by more than $500,000 the present value of the assets of each such Plan as of the most recent valuation date using each such Plan's actuarial assumptions at such date. There are no pending, or to the Borrower's knowledge threatened, claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and neither the Borrower nor any member of its Controlled Group has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower, any member of its Controlled Group, or any organization to which the Borrower or any member of its Controlled Group is a successor or parent corporation within the meaning of ERISA Section 4069(b) , has engaged in a transaction within the meaning of ERISA Section 4069 the result of which could reasonably be expected to have Material Adverse Effect.

Compliance with Regulations T, U and X. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System, and no proceeds of any Advances or Letters of Credit will be used, directly or indirectly, to purchase or carry any such margin stock. No more than 25% of the assets of the Borrower and its Subsidiaries will be margin stock. Neither the making of any Advances, the issuance of any Letters of Credit nor the application of any proceeds thereof will violate, or be inconsistent with, the provisions of Regulations T, U and X of the Board of Governors of the Federal Reserve System.

Necessary Authorization. The Borrower and its Subsidiaries are not required to obtain any Necessary Authorization that has not already been obtained from, or effect any material filing or registration that has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery of this Agreement or any other Loan Document, or the performance thereof, in accordance with their respective terms, including any borrowing hereunder.

Absence of Default. No event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, (i) an Event of Default or (ii) a default by the Borrower or any of its Subsidiaries under any indenture, agreement or other instrument, or any judgment, decree or order to which the Borrower or any of its Subsidiaries or by which they or any of their respective properties is bound, the result of which with respect to any default set forth in clause (ii) immediately preceding could reasonably be expected to have a Material Adverse Effect.

Governmental Regulation. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended. Neither the entering into or performance by the Borrower of this Agreement nor the issuance of the Notes violates any provision of such act or requires any consent, approval, or authorization of, or registration with, the Securities and Exchange Commission or any other Tribunal pursuant to any provisions of such act.

Environmental Matters. Except as disclosed in Borrower's Environmental Reports,
(i) neither the Borrower nor any of its Subsidiaries has any current actual knowledge that any substance deemed hazardous by any Applicable Environmental Law, has been installed (a) on any real property fee title to which is now owned by the Borrower or any of its Subsidiaries or (b) by Borrower or any of its Subsidiaries on any real property leased by the Borrower or any of its Subsidiaries, in either case in a manner which could give rise to a violation of Applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect; (ii) the Borrower and its Subsidiaries are not in material violation of or subject to any existing, pending or, to the Borrower's knowledge, threatened investigation or inquiry by any governmental authority or to any material remedial obligations under any Applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect; and (iii) the Borrower and its Subsidiaries have obtained all permits, licenses, and authorizations required by Applicable Environmental Laws except where failure to obtain such permits would not have a Material Adverse Effect. The Borrower and its Subsidiaries have taken reasonable steps to determine, and the Borrower and its Subsidiaries have no current actual knowledge, that any hazardous substances or solid wastes have been disposed of or otherwise released (y) on or to the real property fee title to which is owned by the Borrower or any of its Subsidiaries or (z) by Borrower or any of its Subsidiaries on or to any real property leased by Borrower or any of its Subsidiaries, all within the meaning of the Applicable Environmental Laws, which could reasonably be expected to have a Material Adverse Effect. For purposes of this Section 4.1(q), the Borrower's Environmental Reports means those Environmental Assessments prepared by Law Engineering in anticipation of the transaction hereunder and listed on Schedule 10 hereto.

Certain Fees. No broker's, finder's or other fee or commission will be payable by the Borrower (other than to the Lenders hereunder and HMTF and its Affiliates) with respect to the making of the Commitments or the Advances hereunder. The Borrower agrees to indemnify and hold harmless the Administrative Agent and each Lender from and against any claims, demand, liability, proceedings, costs or expenses asserted with respect to or arising in connection with any such fees or commissions.

Intellectual Property. The Borrower and its Subsidiaries have collectively obtained or applied for or licensed or otherwise obtained the right to use all patents, trademarks, service marks, trade names, copyrights, and other rights, free from Liens (except Permitted Liens), that are necessary for the operation of their business as presently conducted and as proposed to be conducted other than those of which the failure to obtain or to apply for could not reasonably be expected to have a Material Adverse Effect. Nothing has come to the current actual knowledge of the Borrower or any of its Subsidiaries to the effect that
(i) any process, method, part or other material presently contemplated to be employed by the Borrower or any of its Subsidiaries infringes any valid and enforceable patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, or (ii) there is pending or overtly threatened any claim or litigation against or affecting the Borrower or any of its Subsidiaries contesting its right to sell or use any such process, method, part or other material, in each case which could reasonably be expected to result in a Material Adverse Effect.

Disclosure. All factual information, reports, financial statements, exhibits and schedules furnished in writing by the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender in connection with this Agreement or the other Loan Documents prior to or on the Agreement Date is, and all other such factual written information furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender after the Agreement Date will be, true and accurate in all material respects (or, in the case of projections based on reasonable estimates and assumptions) on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not materially misleading at such time in light of the circumstances under which such information was provided. There is no fact known to the Borrower and not known to the public generally that could reasonably be expected to have a Material Adverse Effect, which has not been set forth in this Agreement or in the documents, certificates and statements furnished to the Lenders by or on behalf of the Borrower hereof in connection with the transactions contemplated hereby or thereby.

Solvency. The Borrower is, and Borrower and its Subsidiaries on a consolidated basis are, Solvent.

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

Labor Relations. Except as set forth on Schedule 9 hereto, as of the Agreement Date neither the Borrower nor any of its Subsidiaries is a party to a collective bargaining agreement or similar agreement, and the Borrower and each of its Subsidiaries is in compliance in all material respects with all Laws respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to the employment of its employees, and there are no arrears in the payment of wages, withholding or social security taxes, unemployment insurance premiums or other similar obligations of the Borrower or any of its Subsidiaries or for which the Borrower or any such Subsidiary may be responsible other than in the ordinary course of business. There is no strike, work stoppage or labor dispute with any union or group of employees pending or overtly threatened involving Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

Common Enterprise. The Borrower and its Subsidiaries are engaged in the businesses set forth in Section 4.1(d) hereof. These operations require financing on a basis such that the credit supplied can be made available from time to time to the Borrower and various of its Subsidiaries, as required for the continued successful operation of the Borrower and its Subsidiaries as a whole. The Borrower and its Subsidiaries expect to derive benefit (and the boards of directors of the Borrower and its Subsidiaries have determined that the Borrower and its Subsidiaries may reasonably be expected to derive benefit), directly or indirectly, from the credit extended by the Lenders hereunder, both in their separate capacities and as members of the group of companies, since the successful operation and condition of the Borrower and its Subsidiaries is dependent on the continued successful performance of the functions of the group as a whole.

Collateral. Pursuant to the Loan Documents, the Borrower and its Subsidiaries have granted to the Administrative Agent for the benefit of the Lenders perfected Liens upon substantially all of their assets other than those assets specifically excluded from the Administrative Agent's Lien pursuant to the Loan Documents.

Deposit Accounts. Attached hereto as Schedule 4.1(y) is a listing of all deposit accounts of the Borrower and its Subsidiaries and the amounts on deposit therein as of a date no earlier than June 30, 2001.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. ALL REPRESENTATIONS AND WARRANTIES MADE UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO BE MADE AT AND AS OF THE AGREEMENT DATE AND AT AND AS OF THE DATE OF EACH ADVANCE, AND EACH SHALL BE TRUE AND CORRECT WHEN MADE, EXCEPT TO THE EXTENT
(a) PREVIOUSLY FULFILLED IN ACCORDANCE WITH THE TERMS HEREOF, (b) APPLICABLE TO A SPECIFIC DATE OR OTHERWISE SUBSEQUENTLY INAPPLICABLE, OR (c) PREVIOUSLY WAIVED IN WRITING BY THE DETERMINING LENDERS WITH RESPECT TO ANY PARTICULAR FACTUAL CIRCUMSTANCE. ALL SUCH REPRESENTATIONS AND WARRANTIES SHALL SURVIVE, AND NOT BE WAIVED BY, THE EXECUTION HEREOF BY ANY LENDER, ANY INVESTIGATION OR INQUIRY BY ANY LENDER, OR BY THE MAKING OF ANY ADVANCE UNDER THIS AGREEMENT.

GENERAL COVENANTS

     So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

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

PRESERVATION OF EXISTENCE AND SIMILAR MATTERS. THE BORROWER SHALL, AND SHALL CAUSE EACH SUBSIDIARY TO:

except as otherwise permitted pursuant to Section 7.4 hereof, preserve and maintain, or timely obtain and thereafter preserve and maintain, (i) its existence, and (ii) all rights, franchises, licenses, authorizations, consents, privileges and all other Necessary Authorizations from federal, state and local governmental bodies and any tribunal (regulatory or otherwise), the loss of which could reasonably be expected to have a Material Adverse Effect; and

except as otherwise permitted pursuant to Section 7.4 hereof, qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect.

BUSINESS; COMPLIANCE WITH APPLICABLE LAW. THE BORROWER AND ITS SUBSIDIARIES SHALL (a) ENGAGE PRIMARILY IN THE BUSINESSES SET FORTH IN SECTION 4.1(d) HEREOF, AND (b) COMPLY IN ALL MATERIAL RESPECTS WITH THE REQUIREMENTS OF ALL MATERIAL APPLICABLE LAW.

MAINTENANCE OF PROPERTIES. THE BORROWER SHALL, AND SHALL CAUSE EACH SUBSIDIARY TO, MAINTAIN OR CAUSE TO BE MAINTAINED ALL ITS MATERIAL PROPERTIES (WHETHER OWNED OR HELD UNDER LEASE) IN REASONABLY GOOD REPAIR, WORKING ORDER AND CONDITION, TAKEN AS A WHOLE, AND FROM TIME TO TIME MAKE OR CAUSE TO BE MADE ALL APPROPRIATE REPAIRS, RENEWALS AND REPLACEMENTS AS BORROWER SHALL IN GOOD FAITH DEEM NECESSARY.

ACCOUNTING METHODS AND FINANCIAL RECORDS. THE BORROWER SHALL, AND SHALL CAUSE EACH SUBSIDIARY TO, MAINTAIN A SYSTEM OF ACCOUNTING ESTABLISHED AND ADMINISTERED IN ACCORDANCE WITH GAAP, KEEP ADEQUATE RECORDS AND BOOKS OF ACCOUNT IN WHICH COMPLETE ENTRIES WILL BE MADE AND ALL TRANSACTIONS REFLECTED IN ACCORDANCE WITH SOUND BUSINESS PRACTICES, AND KEEP ACCURATE AND COMPLETE RECORDS OF ITS RESPECTIVE ASSETS. THE BORROWER AND EACH OF ITS SUBSIDIARIES SHALL MAINTAIN A FISCAL YEAR ENDING ON THE LAST DAY OF DECEMBER.

INSURANCE

The Borrower shall, and shall cause each Subsidiary to, maintain insurance from responsible companies in such amounts and against such risks (but including in any event public liability, business interruption and flood as to any portion of the real estate Collateral which shall at any time be located in an identified "flood prone" area in which flood insurance has been made available pursuant to the Federal Flood Protection Act of 1973 as amended) as shall be customary and usual in the industry for companies of similar size and capability. Each insurance policy shall provide for at least 30 days' prior notice to the Administrative Agent of any proposed termination or cancellation of such policy, whether on account of default or otherwise and name the Administrative Agent as loss payee or additional insured, as the case may be.

The Borrower shall furnish, upon request of the Administrative Agent, evidence of the insurance required to be maintained in accordance with Section 5.5(a) hereof in form and content reasonably satisfactory to the Administrative Agent. If the Borrower or any of its Subsidiaries fails to maintain the insurance required to be maintained in accordance with
Section 5.5(a) hereof, the Administrative Agent may at its option obtain insurance on the Collateral, and any premium thereby paid by the Administrative Agent shall become part of the Obligation and shall bear interest at the lesser of the (i) Base Rate Basis and (ii) Highest Lawful Rate. In the event that the Administrative Agent maintains such substitute insurance, the additional premium for such insurance shall be due on demand and payable by the Borrower to the Administrative Agent in accordance with any notice delivered to the Borrower by the Administrative Agent.

PAYMENT OF TAXES AND CLAIMS. THE BORROWER SHALL, AND SHALL CAUSE EACH SUBSIDIARY TO, PAY AND DISCHARGE ALL MATERIAL TAXES, ASSESSMENTS AND GOVERNMENTAL CHARGES OR LEVIES IMPOSED UPON IT OR ITS INCOME OR PROPERTIES PRIOR TO THE DATE OF DELINQUENCY, AND TO PAY ALL LAWFUL MATERIAL CLAIMS FOR LABOR, MATERIALS AND SUPPLIES WHICH, IF UNPAID, MIGHT BECOME A LIEN UPON ANY OF ITS PROPERTIES; IN EACH CASE UNLESS SUCH TAX, ASSESSMENT, CHARGE, LEVY OR CLAIM IS BEING DILIGENTLY CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS AND FOR WHICH ADEQUATE RESERVES SHALL HAVE BEEN SET ASIDE ON THE APPROPRIATE BOOKS IN ACCORDANCE WITH GAAP, BUT ONLY SO LONG AS NO LIEN (OTHER THAN A PERMITTED LIEN) SHALL ATTACH WITH RESPECT THERETO AND NO FORECLOSURE, DISTRAINT, SALE OR SIMILAR PROCEEDINGS SHALL HAVE BEEN COMMENCED WHICH HAS NOT BEEN VACATED, DISCHARGED, BONDED OR STAYED.

VISITS AND INSPECTIONS. THE BORROWER SHALL, AND SHALL CAUSE EACH OF ITS SUBSIDIARIES TO, PERMIT REPRESENTATIVES OF THE ADMINISTRATIVE AGENT OR ANY LENDER FROM TIME TO TIME AFTER REASONABLE NOTICE BY THE ADMINISTRATIVE AGENT OR ANY LENDER TO (a) VISIT AND INSPECT THE PROPERTIES OF THE BORROWER AND ITS SUBSIDIARIES (i) AS OFTEN AS THE ADMINISTRATIVE AGENT OR ANY LENDER SHALL REASONABLY DEEM ADVISABLE, AND (ii) AT REASONABLE TIMES, (b) AUDIT, INSPECT AND MAKE EXTRACTS FROM AND COPIES OF THE BORROWER'S AND EACH SUCH SUBSIDIARY'S BOOKS AND RECORDS, AND (c) DISCUSS WITH THE BORROWER'S AND EACH SUCH SUBSIDIARY'S DIRECTORS, OFFICERS, EMPLOYEES AND AUDITORS ITS BUSINESS, ASSETS, LIABILITIES, FINANCIAL POSITIONS, RESULTS OF OPERATIONS AND BUSINESS PROSPECTS. THE BORROWER SHALL PAY THE REASONABLE EXPENSES RELATED TO INSPECTIONS AND AUDITS PERFORMED BY THE ADMINISTRATIVE AGENT. PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT, ALL SUCH VISITS AND INSPECTIONS SHALL BE CONDUCTED DURING NORMAL BUSINESS HOURS AND, OTHER THAN VISITS AND INSPECTIONS BY THE ADMINISTRATIVE AGENT AND/OR ANY FINANCIAL ADVISOR TO THE ADMINISTRATIVE AGENT, SHALL NOT BE CONDUCTED MORE OFTEN THAN ONCE PER FISCAL QUARTER. FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, SUCH VISITS AND INSPECTIONS SHALL BE CONDUCTED AT ANY TIME REQUESTED BY THE ADMINISTRATIVE AGENT OR ANY LENDER WITHOUT ANY REQUIREMENT FOR ADVANCE NOTICE.

USE OF PROCEEDS. THE BORROWER SHALL USE THE PROCEEDS OF ADVANCES AND THE LETTERS OF CREDIT TO FINANCE THE ONGOING WORKING CAPITAL AND GENERAL CORPORATE REQUIREMENTS OF THE BORROWER AND ITS SUBSIDIARIES, INCLUDING ACQUISITIONS PERMITTED HEREUNDER.

INDEMNITY

THE BORROWER AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, EACH LENDER, THE ISSUING BANK, EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES') OFFICERS, DIRECTORS,

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TRUSTEES, EMPLOYEES, AGENTS, ATTORNEYS, SHAREHOLDERS AND CONSULTANTS (INCLUDING,
WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST ANY AND ALL
LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, REASONABLE COSTS, REASONABLE EXPENSES AND REASONABLE DISBURSEMENTS OF
ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE
FEES AND DISBURSEMENTS OF COUNSEL FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITABLE CAUSE, OR ON CONTRACT, TORT OR OTHERWISE, ARISING FROM OR CONNECTED WITH THE PAST, PRESENT OR FUTURE OPERATIONS OF THE BORROWER, OR ANY OF ITS SUBSIDIARIES OR THEIR RESPECTIVE PREDECESSORS IN INTEREST, OR THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF PROPERTY OF THE BORROWER OR ANY OF ITS SUBSIDIARIES), IN ANY MANNER RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING OR ATTENDANT HERETO OR THERETO, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF ANY NEGLIGENCE OF ADMINISTRATIVE AGENT OR ANY LENDER (OTHER THAN THOSE MATTERS RAISED EXCLUSIVELY BY A
PARTICIPANT AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER AND NOT THE
BORROWER), OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES OR LETTERS OF CREDIT HEREUNDER, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, BUT EXCLUDING (i) ANY CLAIM OR LIABILITY THAT ARISES AS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, AND (ii) MATTERS RAISED BY ONE LENDER AGAINST ANOTHER LENDER OR BY ANY SHAREHOLDERS OF A LENDER AGAINST A LENDER OR ITS MANAGEMENT AND (iii) LEGAL FEES OF ANY LENDER EXCEPT AS OTHERWISE PROVIDED IN SECTION 11.2 HEREOF (COLLECTIVELY, "INDEMNIFIED MATTERS").

IN ADDITION, THE BORROWER SHALL PERIODICALLY, UPON REQUEST, REIMBURSE EACH INDEMNITEE FOR ITS REASONABLE LEGAL AND OTHER ACTUAL REASONABLE EXPENSES (INCLUDING THE REASONABLE COST OF ANY INVESTIGATION AND PREPARATION) INCURRED IN CONNECTION WITH ANY INDEMNIFIED MATTER. THE REIMBURSEMENT, INDEMNITY AND CONTRIBUTION OBLIGATIONS UNDER THIS SECTION SHALL BE IN

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ADDITION TO ANY LIABILITY WHICH THE BORROWER MAY OTHERWISE HAVE, SHALL EXTEND
UPON THE SAME TERMS AND CONDITIONS TO EACH INDEMNITEE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND ALL OTHER INDEMNITEES. THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE OBLIGATIONS.

ENVIRONMENTAL LAW COMPLIANCE. THE BORROWER AND ITS SUBSIDIARIES SHALL COMPLY WITH ALL APPLICABLE ENVIRONMENTAL LAWS, EXCEPT FOR NON-COMPLIANCE THE RESULT OF WHICH COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

FURTHER ASSURANCES. AT ANY TIME OR FROM TIME TO TIME UPON REASONABLE REQUEST BY THE ADMINISTRATIVE AGENT, THE BORROWER OR ANY OF ITS SUBSIDIARIES SHALL EXECUTE AND DELIVER SUCH FURTHER DOCUMENTS AND DO SUCH OTHER ACTS AND THINGS AS THE ADMINISTRATIVE AGENT MAY REASONABLY REQUEST IN ORDER TO EFFECT FULLY THE PURPOSES OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND TO PROVIDE FOR PAYMENT OF THE OBLIGATIONS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. AT THE TIME OF DELIVERY OF THE FINANCIAL STATEMENTS SET FORTH IN SECTIONS 6.1 AND 6.2 HEREOF, IF THE INFORMATION PROVIDED THEREIN HAS CHANGED SINCE THE LAST DELIVERY THEREOF, THE BORROWER AGREES TO UPDATE AND DELIVER TO THE ADMINISTRATIVE AGENT SCHEDULE 5 HERETO(WITH RESPECT TO THE IDENTITIES, JURISDICTIONS OF ORGANIZATION AND OWNERSHIP OF THE BORROWER'S SUBSIDIARIES). THE BORROWER AGREES TO UPDATE THE INFORMATION ON SCHEDULE 2 TO THE SECURITY AGREEMENTS PROMPTLY UPON DISCOVERY THAT THE INFORMATION PROVIDED THEREIN IS NOT COMPLETE AND CORRECT.

SUBSIDIARIES. AT ANY TIME THAT ANY PERSON BECOMES A DOMESTIC SUBSIDIARY, (a) SUCH SUBSIDIARY SHALL EXECUTE A SUBSIDIARY GUARANTY OF THE OBLIGATIONS AND COLLATERAL DOCUMENTS GRANTING A FIRST PRIORITY LIEN IN ALL UNENCUMBERED ASSETS OF SUCH SUBSIDIARY REQUIRED BY THE DETERMINING LENDERS TO BE PLEDGED, EXCEPT, TO THE EXTENT APPLICABLE, FOR PERMITTED LIENS, TO SECURE THE OBLIGATIONS, (b) 100% OF SUCH SUBSIDIARY'S CAPITAL STOCK SHALL BE PLEDGED TO SECURE THE OBLIGATIONS AND (c) THE LENDERS SHALL RECEIVE SUCH BOARD RESOLUTIONS, OFFICER'S CERTIFICATES, CORPORATE AND OTHER DOCUMENTS AND OPINIONS OF COUNSEL AS THE ADMINISTRATIVE AGENT SHALL REASONABLY REQUEST IN CONNECTION WITH THE ACTIONS DESCRIBED IN CLAUSES (a) AND (b) ABOVE. AT ANY TIME THAT ANY PERSON BECOMES A DIRECT FOREIGN SUBSIDIARY, (a) 65% OF SUCH SUBSIDIARY'S CAPITAL STOCK SHALL BE PLEDGED TO SECURE THE OBLIGATIONS AND (b) THE LENDERS SHALL RECEIVE SUCH BOARD RESOLUTIONS, OFFICERS' CERTIFICATES, CORPORATE AND OTHER DOCUMENTS AND OPINIONS OF COUNSEL AS THE ADMINISTRATIVE AGENT SHALL REASONABLY REQUEST IN CONNECTION WITH THE ACTION DESCRIBED IN THE IMMEDIATELY PRECEDING CLAUSE (a) ABOVE.

LANDLORD'S WAIVERS. THE BORROWER SHALL, IN GOOD FAITH, USE COMMERCIALLY REASONABLE EFFORTS TO OBTAIN, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT AND ITS COUNSEL, ONE OR MORE LANDLORD'S WAIVERS EXECUTED BY THE LANDLORD OF THE PARKER EQUITIES PROPERTIES.

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DEPOSIT AND OPERATING ACCOUNTS. THE BORROWER AND ITS SUBSIDIARIES SHALL (a)
EXCEPT AS SET FORTH IN THE PROVISO BELOW, MAINTAIN ALL OF THEIR OPERATING, DEPOSIT AND ALL OTHER ACCOUNTS WITH ANY LENDER WHICH IS A FINANCIAL INSTITUTION AND (b) EXECUTE SUCH DOCUMENTS, INSTRUMENTS AND AGREEMENTS AS SHALL BE REASONABLY NECESSARY TO CONFIRM THE FIRST PRIORITY PERFECTED SECURITY INTEREST OF THE ADMINISTRATIVE AGENT FOR THE BENEFIT OF THE LENDERS IN SUCH ACCOUNTS AND ALL AMOUNTS ON DEPOSIT THEREIN, INCLUDING WITHOUT LIMITATION, ALL AMOUNTS WHICH CONSTITUTE PROCEEDS OF COLLATERAL, SUCH DOCUMENTS, INSTRUMENTS AND AGREEMENTS TO PROVIDE THAT THE LENDERS MAINTAINING SUCH ACCOUNTS SHALL PROVIDE NOT LESS THAN FIVE BUSINESS DAYS PRIOR WRITTEN NOTICE OF ANY SETOFF TO THE BORROWER AND ADMINISTRATIVE AGENT; PROVIDED, HOWEVER, THE BORROWER MAY MAINTAIN ACCOUNTS WITH FINANCIAL INSTITUTIONS WHICH ARE NOT LENDERS, SO LONG AS THE BALANCE IN SUCH ACCOUNTS DOES NOT EXCEED $10,000,000 IN THE AGGREGATE AT ANY TIME.

INFORMATION COVENANTS

     So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled), the Borrower shall furnish or cause to be furnished to each Lender:

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QUARTERLY FINANCIAL STATEMENTS AND INFORMATION. WITHIN 45 DAYS AFTER THE END OF
EACH OF THE FIRST THREE FISCAL QUARTERS OF EACH FISCAL YEAR, AN UNAUDITED CONSOLIDATED BALANCE SHEET OF THE BORROWER AND ITS SUBSIDIARIES AS AT THE END OF SUCH FISCAL QUARTER AND THE RELATED UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS FOR SUCH FISCAL QUARTER AND FOR THE ELAPSED PORTION OF THE YEAR ENDED WITH THE LAST DAY OF SUCH FISCAL QUARTER, AND AN UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOW OF THE BORROWER AND ITS SUBSIDIARIES FOR THE ELAPSED PORTION OF THE YEAR ENDED WITH THE LAST DAY OF SUCH FISCAL QUARTER; ALL OF WHICH SHALL BE CERTIFIED BY THE CHIEF EXECUTIVE OFFICER OR CHIEF FINANCIAL OFFICER OR OTHER OFFICER OF THE BORROWER REASONABLY ACCEPTABLE TO THE ADMINISTRATIVE AGENT, TO BE, IN HIS OR HER OPINION ACTING SOLELY IN HIS OR HER CAPACITY AS AN OFFICER OF THE BORROWER, COMPLETE AND CORRECT IN ALL MATERIAL RESPECTS AND TO PRESENT FAIRLY, IN ACCORDANCE WITH GAAP, THE FINANCIAL POSITION AND RESULTS OF OPERATIONS OF THE BORROWER AND ITS SUBSIDIARIES AS AT THE END OF AND FOR SUCH FISCAL QUARTER, AND FOR THE ELAPSED PORTION OF THE YEAR ENDED WITH THE LAST DAY OF SUCH FISCAL QUARTER, SUBJECT ONLY TO NORMAL YEAR-END ADJUSTMENTS.

ANNUAL FINANCIAL STATEMENTS AND INFORMATION; CERTIFICATE OF NO DEFAULT.

Within 90 days after the end of each fiscal year, (i) a copy of the consolidated balance sheets of the Borrower and its Subsidiaries, as of the end of the current and prior fiscal year and (ii) the consolidated statements of operations of the Borrower and its Subsidiaries and consolidated statements of changes in shareholders' equity of the Borrower and its Subsidiaries, and consolidated statements of cash flow of the Borrower and its Subsidiaries for such fiscal year, all of which are prepared in accordance with GAAP, and certified by independent certified public accounts reasonably acceptable to the Lenders (provided, however, any "big five" public accounting firm shall be acceptable to the Lenders), whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified.

Simultaneously with the delivery of the statements required by this Section 6.2, a letter from the Borrower's public accountants certifying that no Default or Event of Default under Sections 7.1, 7.2, 7.3, 7.5, 7.6, 7.8, 7.9 and 7.11 was detected during the examination of the books and records of the Borrower and its Subsidiaries.

As soon as available, but in any event within 90 days following the end of each fiscal year, a copy of the annual consolidated operating budget of the Borrower for such current fiscal year.

COMPLIANCE CERTIFICATE. AT THE TIME FINANCIAL STATEMENTS ARE FURNISHED PURSUANT TO SECTIONS 6.1 AND 6.2 HEREOF, THE COMPLIANCE CERTIFICATE, COMPLETED AS PROVIDED THEREIN.

COPIES OF OTHER REPORTS AND NOTICES.

Promptly upon their becoming available, a copy of (i) all final management letters submitted to any Obligor by accountants in connection with any annual, interim or special audit, (ii) each financial statement, report, notice or proxy statement sent by any Obligor to stockholders generally, and (iii) each regular, periodic or other report and any registration statement (other than statements on Form S-8) or prospectus (or material written communication in respect of any

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thereof) filed by any Obligor with any securities exchange, with the Securities and Exchange Commission or any successor agency;

Promptly upon becoming aware that (i) the holder(s) of any note(s) or other evidence of indebtedness or other security of the Borrower or any of its Subsidiaries in excess of $5,000,000 in the aggregate has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, (ii) any occurrence or non-occurrence of any event which constitutes or which with the passage of time or giving of notice or both could constitute a material breach by the Borrower or any of its Subsidiaries under any material agreement or instrument other than this Agreement to which the Borrower or any of its Subsidiaries is a party or by which any of their properties may be bound, or (iii) any event, circumstance or condition which could reasonably be expected to be classified as a Material Adverse Effect, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

Promptly upon becoming aware that any party to any Capitalized Lease Obligations or any other lease obligations of the Borrower or any of its Subsidiaries, in each case, in excess of $5,000,000, has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

Promptly upon receipt thereof, information with respect to and copies of any notices received from any federal, state or local regulatory agencies or any tribunal relating to any order, ruling, law, information or policy that relates to a breach of or noncompliance with any Law by the Borrower or any of its Subsidiaries, or might result in the payment of money by any Obligor in an amount of $5,000,000 or more in the aggregate, or otherwise have a Material Adverse Effect, or result in the loss or suspension of any Necessary Authorization; and

From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding the assets, business, liabilities, financial position, projections, results of operations or business prospects of the Borrower or any of its Subsidiaries, as the Administrative Agent or any Lender may reasonably request.

NOTICE OF LITIGATION, DEFAULT AND OTHER MATTERS DELIVERIES.

Prompt notice of the following events after the Borrower has knowledge or notice thereof:

THE COMMENCEMENT OF ALL PROCEEDINGS AND INVESTIGATIONS BY OR BEFORE ANY GOVERNMENTAL BODY, AND ALL ACTIONS AND PROCEEDINGS IN ANY COURT OR BEFORE ANY ARBITRATOR INVOLVING CLAIMS FOR DAMAGES (INCLUDING PUNITIVE DAMAGES) IN EXCESS OF $5,000,000 (AFTER DEDUCTING THE AMOUNT WITH RESPECT TO WHICH CREDITWORTHY INSURANCE COMPANIES HAVE NOT DENIED COVERAGE), AGAINST OR IN ANY OTHER WAY RELATING DIRECTLY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY OF THEIR RESPECTIVE PROPERTIES OR BUSINESSES AND WHICH IF ADVERSELY DETERMINED COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT;

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PROMPTLY UPON THE HAPPENING OF ANY CONDITION OR EVENT OF WHICH THE BORROWER HAS
KNOWLEDGE WHICH CONSTITUTES A DEFAULT, A WRITTEN NOTICE SPECIFYING THE NATURE AND PERIOD OF EXISTENCE THEREOF AND WHAT ACTION IS BEING TAKEN OR IS PROPOSED TO BE TAKEN WITH RESPECT THERETO; AND

ANY CHANGE WITH RESPECT TO THE BUSINESS, ASSETS, LIABILITIES, FINANCIAL POSITION, RESULTS OF OPERATIONS OR PROSPECTIVE BUSINESS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES THAT COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

Promptly deliver to the Administrative Agent, together with the delivery of each Compliance Certificate, Instruments (as defined in the Security Agreement), duly endorsed as required by the Security Agreement, such that the aggregate principal amount of all Instruments owned by the Borrower and its Subsidiaries and not delivered to the Administrative Agent shall not exceed $5,000,000.

ERISA REPORTING REQUIREMENTS.

Promptly and in any event within 30 days after the Borrower or any member of its Controlled Group has knowledge that any ERISA Event has occurred, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of event that is given to the PBGC;

Promptly and in any event within three Business Days after receipt thereof by the Borrower or any member of its Controlled Group, copies of each notice received by the Borrower or any member of its Controlled Group of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

Promptly upon the request of the Administrative Agent, copies of each annual report (including Schedule B thereto, if applicable) with respect to each Plan covering employees of the Borrower or any of its Subsidiaries;

Promptly, and in any event within 10 Business Days after receipt thereof, a copy of any correspondence the Borrower or any member of its Controlled Group receives from the Plan Sponsor (as defined by Section 4001(a)(10) of ERISA) of any Multiemployer Plan or Plan subject to Section 4064 of ERISA concerning potential withdrawal liability pursuant to Section 4064, 4219 or 4202 of ERISA;

Notification within three Business Days after the Borrower or any member of its Controlled Group knows that the Borrower or any such member of its Controlled Group has filed or intends to file a notice of intent to terminate any Plan under a distress termination within the meaning of Section 4041(c) of ERISA and a copy of such notice; and

Within three Business Days after receipt of written notice of commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any

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member of its Controlled Group with respect to any Plan, which, in the aggregate, if adversely determined could reasonably be expected to have a Material Adverse Effect.

MONTHLY FINANCIAL STATEMENTS AND OTHER REPORTS. WITHIN 30 DAYS AFTER THE END OF EACH CALENDAR MONTH, (a) UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF THE BORROWER AND ITS SUBSIDIARIES AS OF THE END OF SUCH FISCAL MONTH AND FOR THE ELAPSED PORTION OF THE YEAR ENDED WITH THE LAST DAY OF SUCH FISCAL MONTH, SETTING FORTH IN COMPARATIVE FORM THE FIGURES FOR THE CORRESPONDING PERIOD OF THE BUDGET, ALL IN REASONABLE DETAIL CERTIFIED BY THE CHIEF EXECUTIVE OFFICER OR CHIEF FINANCIAL OFFICER OR OTHER OFFICER OF THE BORROWER REASONABLY ACCEPTABLE TO THE ADMINISTRATIVE AGENT, TO BE, IN HIS OR HER OPINION ACTING SOLELY IN HIS OR HER CAPACITY AS AN OFFICER OF THE BORROWER, COMPLETE AND CORRECT IN ALL MATERIAL RESPECTS AND TO PRESENT FAIRLY, IN ACCORDANCE WITH GAAP, THE FINANCIAL POSITION, RESULTS OF OPERATIONS, AND CASH FLOWS OF THE BORROWER AND ITS SUBSIDIARIES AS OF THE END OF AND FOR SUCH FISCAL MONTH, AND FOR THE ELAPSED PORTION OF THE YEAR ENDED WITH THE LAST DAY OF SUCH FISCAL MONTH, SUBJECT ONLY TO THE ABSENCE OF FOOTNOTES AND NORMAL YEAR-END ADJUSTMENTS; AND (b) A FLASH REPORT INCLUDING THE NUMBER OF ORDERS SHIPPED, THE FULFILLMENT RATE, THE NUMBER OF ACTIVE DISPLAYERS, THE AVERAGE ORDER SIZE, AND THE NUMBER OF ORDERS PER DISPLAYER FOR SUCH CALENDAR MONTH, ALL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT.

NEGATIVE COVENANTS

     So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

INDEBTEDNESS. THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, CREATE, ASSUME, INCUR OR OTHERWISE BECOME OR REMAIN OBLIGATED IN RESPECT OF, OR PERMIT TO BE OUTSTANDING, OR SUFFER TO EXIST ANY INDEBTEDNESS,
EXCEPT:

Indebtedness under the Loan Documents;

Accounts payable, accrued liabilities and deferred taxes incurred in the ordinary course of business;

Indebtedness, including in respect of Capitalized Lease Obligations, incurred to purchase, or to finance the purchase of assets which constitute property, plant and equipment, not to exceed $15,000,000 in aggregate principal amount outstanding at any time;

Interest hedging obligations under Interest Hedge Agreements, provided that such Interest Hedge Agreements were entered into in the ordinary course of business for the purpose of limiting risks that arise in the ordinary course of business;

Indebtedness (including as the result of intercompany transfers made in the ordinary course of business) owing (i) among the Obligors, (ii) from any direct Foreign Subsidiary to the Borrower

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or any Domestic Subsidiary, (iii) from any indirect Foreign Subsidiary to the
Borrower, any Domestic Subsidiary or any Foreign Subsidiary in an aggregate principal amount not to exceed, together with Investments (excluding Indebtedness) in indirect Foreign Subsidiaries pursuant to Section 7.3(d)(iii) hereof, $15,000,000; provided, that (a) all such intercompany Indebtedness shall be noted in the books and records and (b) all such intercompany Indebtedness owed by the Borrower, any Obligor or any direct Foreign Subsidiary shall be subordinated to the Obligations pursuant to terms reasonably acceptable to the Determining Lenders;

(i) Indemnities and guaranties (including guaranties of Indebtedness if such Indebtedness is permitted hereunder) made in the ordinary course of business provided such indemnities and guaranties could not individually or in the aggregate have a Material Adverse Effect, (ii) guaranties of (a) real property leases and (b) personal property leases, (iii) indemnities in favor of the Persons issuing title insurance policies, (iv) indemnities made in the Loan Documents, the Consulting Agreements or in any agreements contemplated thereunder or thereby and (v) in the corporate charter and/or bylaws or other constituent documents of the Borrower and its Subsidiaries;

Indebtedness existing on the Agreement Date which is described on Schedule 7 hereto, including renewals, refinancings or extensions (but no increases in the principal amount thereof other than pursuant to the instrument creating such Indebtedness) thereof;

Indebtedness in respect of endorsement of negotiable instruments in the ordinary course of business;

Indebtedness, including guaranties thereof, in respect of the Senior Subordinated Notes;

Indebtedness (i) of the Borrower or any of its Subsidiaries to the seller in any Acquisition or (ii) assumed in connection with any Acquisition;

At any time following the termination of the Revolving Credit Commitment and following payment in full of principal of and interest on the Revolving Credit Advances, the Swing Line Advances, the Reimbursement Obligations and all other fees and other amounts payable herewith in respect of the Revolving Credit Advances, the Swing Line Advances and the Letters of Credit, Indebtedness of the Borrower or its Subsidiaries in respect of unsecured revolving lines of credit in aggregate amount outstanding not to exceed $40,000,000 at any one time;

Indebtedness of all Foreign Subsidiaries of the Borrower for working capital purposes and overdraft facilities in an aggregate amount not to exceed $5,000,000 at any one time outstanding;

Other unsecured Indebtedness not to exceed $20,000,000 in the aggregate at any time so long as no Default or Event of Default has occurred or will occur as a result of the incurrence of such Indebtedness; and

Indebtedness in an aggregate amount not to exceed $15,000,000 at any one time outstanding incurred in connection with imported inventory financing; provided that the portion of such

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Indebtedness incurred to finance a particular shipment of inventory shall be repaid within 15 days of delivery of such inventory to the Borrower or any Subsidiary; provided, however, that no Indebtedness otherwise permitted pursuant to clauses (c), (j), (m) or (n) above may be incurred if, immediately before or after giving effect to the incurrence thereof, any Default or Event of Default shall have occurred and be continuing.

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LIENS. THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO,
CREATE, ASSUME, INCUR, PERMIT OR SUFFER TO EXIST, DIRECTLY OR INDIRECTLY, ANY LIEN ON ANY OF ITS ASSETS, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, EXCEPT PERMITTED LIENS. EXCEPT WITH RESPECT TO THE SENIOR SUBORDINATED NOTES, THE SENIOR SUBORDINATED NOTES INDENTURE, AND INDEBTEDNESS PERMITTED BY SECTIONS 7.1(c), (g), (j)(ii), (k), (l), (m) OR (n) HEREOF (PROVIDED THAT SUCH AGREEMENT RELATES ONLY TO ANY ASSETS PURCHASED OR ACQUIRED WITH THE PROCEEDS OF SUCH INDEBTEDNESS), THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO ENTER INTO A NEGATIVE PLEDGE WITH ANOTHER PERSON.

INVESTMENTS. THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, MAKE ANY INVESTMENT, EXCEPT THAT THE BORROWER AND ITS SUBSIDIARIES MAY MAKE, PURCHASE OR OTHERWISE ACQUIRE AND OWN:

Cash and Cash Equivalents;

Accounts receivable and trade credit that arise in the ordinary course of business;

Investments in existence on the Agreement Date which are described on Schedule 6 hereto and including any extensions and renewals thereof;

Investments in (i) Domestic Subsidiaries (or Persons that become Domestic Subsidiaries simultaneously with such Investments) (a) which have executed a Subsidiary Guaranty and Collateral Documents granting a first priority Lien in all unencumbered assets of such Subsidiary required by the Determining Lenders to be pledged, to secure the Obligations, (b) 100% of whose Capital Stock shall be pledged to secure the Obligations and (c) which have delivered to the Lenders such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request,
(ii) direct Foreign Subsidiaries 65% of whose Capital Stock shall be pledged to secure the Obligations, (iii) indirect Foreign Subsidiaries not to exceed $15,000,000 in aggregate amount outstanding at any time, and (iv) the Borrower (including, in each of clauses (i), (ii) and (iii) any new Subsidiary);

Investments permitted under Sections 7.1, 7.4, 7.7 and 7.11 hereof;

Loans and advances by the Borrower and any of its Subsidiaries to their respective displayers and independent contractors in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding;

Investments in Interest Hedge Agreements;

Investments (including debt obligations and Capital Stock) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of and other disputes with, customers and suppliers arising in the ordinary course of business;

Loans and advances by the Borrower and any of its Subsidiaries to its suppliers in an aggregate principal amount not exceeding $2,000,000 at any one time outstanding;

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Other Investments not to exceed in aggregate amount outstanding at any time 3%
of annual net sales of the Borrower and its Subsidiaries for the most recent fiscal year, without regard to any write down or write up thereof; and

Acquisitions, if (i) immediately after giving effect to the proposed transaction the Unused Portion shall be no less than $10,000,000, (ii) such Acquisition shall not be opposed by the board of directors of the Person being acquired,
(iii) the Lenders shall have received written notice thereof at least 15 Business Days prior to the date of such Acquisition, (iv) the Administrative Agent shall have received at least 10 Business Days prior to the date of such Acquisition a Compliance Certificate setting forth the covenant calculations both immediately prior to and after giving effect to the proposed Acquisition,
(v) the assets, property or business acquired shall be in the business described in Section 4.1(d) hereof and the Administrative Agent for the benefit of the Lenders shall have a first priority Lien in substantially all of such assets (or, if less than substantially all of such assets, such assets required by the Determining Lenders to be pledged), except for Permitted Liens, (vi) if such Acquisition results in a Domestic Subsidiary, (A) such Subsidiary shall execute a Subsidiary Guaranty of the Obligations and Collateral Documents granting a first priority Lien in substantially all of such assets (or, if less than substantially all of such assets, all assets required by the Determining Lenders to be pledged), except for Permitted Liens to secure the Obligations, (B) 100% of such Subsidiary's Capital Stock shall be pledged to secure the Obligations and (C) the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with the actions described in clauses (A) and (B) above, (vii) if such Acquisition results in a Foreign Subsidiary, (x) 65% of such Subsidiary's Capital Stock shall be pledged to secure the Obligations and (y) the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with clause (x) immediately preceding and (viii) the aggregate Acquisition Consideration expended during any period of four consecutive fiscal quarters shall not exceed $5,000,000.

provided, however, (a) that no Investment otherwise permitted by clauses (e),
(j) and (k) above shall be permitted if, immediately before or after giving effect thereto, any Default or Event of Default shall have occurred and be continuing, and (b) notwithstanding anything in this Section 7.3 to the contrary, Investments in indirect Foreign Subsidiaries shall not exceed $15,000,000 in aggregate amount outstanding at any time.

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LIQUIDATION, MERGER, NEW SUBSIDIARIES. THE BORROWER SHALL NOT, AND SHALL NOT
PERMIT ANY OF ITS SUBSIDIARIES TO, AT ANY TIME:

liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, except that (i) a Subsidiary of the Borrower may liquidate or dissolve into the Borrower or a Subsidiary of the Borrower which is an Obligor,
(ii) a Subsidiary of the Borrower which is not an Obligor may liquidate or dissolve into the Borrower or a Subsidiary of the Borrower, and (iii) a Subsidiary of the Borrower may dissolve if substantially all of its assets have been conveyed pursuant to Section 7.5(e) hereof; or

enter into any merger or consolidation unless (i) with respect to a merger or consolidation involving the Borrower, the Borrower shall be the surviving corporation, (ii) with respect to a merger or consolidation involving a Subsidiary of the Borrower which is an Obligor and not the Borrower, such Subsidiary shall be the surviving corporation, or such merger or consolidation shall be a part of an Acquisition permitted by Section 7.3 hereof or part of a disposition permitted by Section 7.5 hereof, and (iii) no Default or Event of Default shall then be in existence or occur as a result of such transaction.

SALE OF ASSETS. THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, SELL (INCLUDING FOR DISCOUNT OR OTHERWISE), LEASE, TRANSFER OR OTHERWISE DISPOSE OF ASSETS, EXCEPT (a) SALES OF INVENTORY SOLD IN THE ORDINARY COURSE OF BUSINESS, (b) SO LONG AS NO DEFAULT HAS OCCURRED AND IS CONTINUING, SALES OR OTHER DISPOSITIONS OF WORN-OUT OR OBSOLETE ASSETS OR ASSETS NO LONGER USEFUL IN THE CONDUCT OF THE BORROWER'S BUSINESS IN THE ORDINARY COURSE OF BUSINESS IN WHICH THE NET CASH PROCEEDS THEREOF ARE USED WITHIN 365 DAYS OF SUCH SALE TO PURCHASE ASSETS OF SIMILAR VALUE AND QUALITY AND BUSINESS UTILITY TO THOSE ASSETS SOLD, PROVIDED THAT THE AGGREGATE AMOUNT OF NET CASH PROCEEDS OUTSTANDING AND PENDING REINVESTMENT PURSUANT TO THIS CLAUSE (b) AND SECTIONS 7.5(d) AND SECTION 2.5(e) SHALL NOT EXCEED $2,500,000 IN ANY FISCAL YEAR, (c) SALES OF CASH AND CASH EQUIVALENTS IN THE ORDINARY COURSE OF BUSINESS, (d) SO LONG AS NO DEFAULT HAS OCCURRED AND IS CONTINUING, SALES OF ASSETS IN WHICH THE NET CASH PROCEEDS THEREOF ARE USED WITHIN 365 DAYS OF SUCH SALE TO PURCHASE ASSETS OF SIMILAR VALUE AND QUALITY AND BUSINESS UTILITY TO THOSE ASSETS SOLD, PROVIDED THAT THE AGGREGATE AMOUNT OF NET CASH PROCEEDS OUTSTANDING AND PENDING REINVESTMENT PURSUANT TO THIS CLAUSE (d) AND SECTIONS 7.5(b) AND SECTION 2.5(e) SHALL NOT EXCEED $2,500,000 IN ANY FISCAL YEAR, (e) SALES AND DISPOSITIONS (i) FROM ANY DOMESTIC SUBSIDIARY TO THE BORROWER OR ANY OTHER DOMESTIC SUBSIDIARY AND (ii) FROM ANY FOREIGN SUBSIDIARY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES,
(f) TRANSFERS RESULTING FROM ANY CASUALTY OR CONDEMNATION OF PROPERTY OR ASSETS,
(g) THE SALE OR DISCOUNT OF OVERDUE ACCOUNTS RECEIVABLE IN THE ORDINARY COURSE OF BUSINESS, IN CONNECTION WITH THE COMPROMISE OR COLLECTION THEREOF, (h) LICENSES OR SUBLICENSES OF INTELLECTUAL PROPERTY AND GENERAL INTANGIBLES AND LICENSES, LEASES OR SUBLEASES OF OTHER PROPERTY IN EACH CASE IN THE ORDINARY COURSE OF BUSINESS AND WHICH DO NOT MATERIALLY INTERFERE WITH THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES, AND (i) SUCH OTHER SALES OR DISPOSITIONS DESCRIBED IN SCHEDULE 12.

RESTRICTED PAYMENTS. THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, DIRECTLY OR INDIRECTLY DECLARE, PAY OR MAKE ANY RESTRICTED PAYMENTS, EXCEPT (a) DIVIDENDS PAYABLE BY A SUBSIDIARY TO THE BORROWER OR ANOTHER SUBSIDIARY, (b) DIVIDENDS PAYABLE IN STOCK AND NOT CASH, (c) REGULARLY SCHEDULED PAYMENTS OF INTEREST ON THE SENIOR SUBORDINATED NOTES,

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(d) RESTRICTED PAYMENTS AS A RESULT OF A PURCHASE OF CAPITAL STOCK MADE IN ORDER
TO FULFILL THE OBLIGATIONS OF THE BORROWER OR ITS SUBSIDIARIES UNDER AN EMPLOYEE STOCK PURCHASE PLAN OR SIMILAR PLAN COVERING EMPLOYEES OF THE BORROWER OR ANY SUBSIDIARY AS FROM TIME TO TIME IN EFFECT IN AN AGGREGATE NET AMOUNT NOT TO EXCEED $10,000,000 DURING THE TERM OF THIS AGREEMENT, (e) PERMITTED ISSUANCES, AND (f) MANAGEMENT, ADVISORY, CONSULTING AND SIMILAR FEES TO ANY AFFILIATE OF
THE BORROWER OR ANY OF ITS SUBSIDIARIES OTHER THAN (i) AN OBLIGOR AND (ii) PURSUANT TO THE CONSULTING AGREEMENTS, SUBJECT TO SECTION 7.7; PROVIDED,
FURTHER, HOWEVER, THE BORROWER SHALL NOT PAY OR MAKE ANY RESTRICTED PAYMENTS PERMITTED BY THIS SECTION 7.6 UNLESS THERE SHALL EXIST NO DEFAULT PRIOR TO OR AFTER GIVING EFFECT TO ANY SUCH PROPOSED RESTRICTED PAYMENT.

AFFILIATE TRANSACTIONS.

The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time engage in any transaction with an Affiliate (other than the Borrower or any of its Subsidiaries), nor make an assignment or other transfer of any of its assets or properties to any Affiliate (other than the Borrower or any of its Subsidiaries), unless such transaction is (i) otherwise permitted under this Agreement, (ii) in the ordinary course of business of the Borrower and the relevant Subsidiary of the Borrower, as the case may be, and (iii) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

In addition, notwithstanding the foregoing, the Borrower and its Subsidiaries shall be entitled to make the following payments and/or enter into the following: (i) the payment of reasonable and customary fees and reimbursement of expenses payable to the directors of the Borrower; (ii) the payment of fees and expenses pursuant to the Consulting Agreements; and (iii) the employment arrangements with respect to the procurement of services of directors, officers and employees in the ordinary course of business and the payment of reasonable fees in connection therewith.

LEVERAGE RATIO. THE BORROWER WILL NOT PERMIT THE LEVERAGE RATIO (TESTED AT THE END OF EACH FISCAL QUARTER) TO BE GREATER THAN (a) 5.25 TO 1.00 AT THE END OF ANY FISCAL QUARTER OCCURRING DURING THE PERIOD FROM AND INCLUDING DECEMBER 31, 2001 THROUGH SEPTEMBER 30, 2002, (b) 4.50 TO 1.00 AT THE END OF ANY FISCAL QUARTER OCCURRING DURING THE PERIOD FROM AND INCLUDING DECEMBER 31, 2002 THROUGH SEPTEMBER 30, 2003, (c) 4.00 TO 1.00 AT THE END OF ANY FISCAL QUARTER OCCURRING DURING THE PERIOD FROM AND INCLUDING DECEMBER 31, 2003 THROUGH SEPTEMBER 30, 2004 AND (d) 3.50 TO 1.00 THEREAFTER.

SENIOR LEVERAGE RATIO. THE BORROWER WILL NOT PERMIT THE SENIOR LEVERAGE RATIO (TESTED AT THE END OF EACH FISCAL QUARTER) TO BE GREATER THAN (a) 2.90 TO 1.00 AT THE END OF ANY FISCAL QUARTER OCCURRING DURING THE PERIOD FROM AND INCLUDING DECEMBER 31, 2001 THROUGH SEPTEMBER 30, 2002, (b) 2.30 TO 1.00 AT THE END OF ANY FISCAL QUARTER OCCURRING DURING THE PERIOD FROM AND INCLUDING DECEMBER 31, 2002 THROUGH SEPTEMBER 30, 2003, (c) 2.00 TO 1.00 AT THE END OF ANY FISCAL QUARTER OCCURRING DURING THE PERIOD FROM AND INCLUDING DECEMBER 31, 2003 THROUGH SEPTEMBER 30, 2004 AND (d) 1.50 TO 1.00 THEREAFTER.

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SALE AND LEASEBACK. THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS
SUBSIDIARIES TO, ENTER INTO ANY ARRANGEMENT WHEREBY IT SELLS OR TRANSFERS ANY OF ITS ASSETS, AND THEREAFTER RENTS OR LEASES SUCH ASSETS, EXCEPT THE PARKER EQUITY PROPERTIES, PROVIDED THAT THIS SECTION 7.10 HEREOF DOES NOT PROHIBIT ANY SALE AND LEASEBACK RESULTING FROM THE INCURRENCE OF ANY LEASE OR PURCHASE MONEY FINANCING IN RESPECT OF ANY CAPITAL ASSETS ENTERED INTO WITHIN 90 DAYS OF THE ACQUISITION OF SUCH CAPITAL ASSET FOR THE PURPOSE OF PROVIDING PERMANENT FINANCING OF SUCH CAPITAL ASSET PERMITTED UNDER SECTION 7.1 HEREOF.

CAPITAL EXPENDITURES. THE BORROWER SHALL NOT PERMIT THE CAPITAL EXPENDITURES TO BE PAID OR INCURRED BY IT AND ITS SUBSIDIARIES TO EXCEED AT ANY TIME IN THE AGGREGATE (a) $15,500,000 DURING THE FISCAL YEAR ENDING DECEMBER 31, 2001 AND
(b) DURING ANY FISCAL YEAR OCCURRING THEREAFTER, THE SUM OF (x) $12,000,000, PLUS (y) 50% OF EXCESS CASH FLOW ON OR AFTER DECEMBER 31, 2001. BEGINNING DECEMBER 31, 2002, ANY AMOUNT NOT USED UNDER THIS SECTION 7.11 FOR THE PRIOR FISCAL YEAR MAY BE CARRIED FORWARD INTO THE NEXT SUCCEEDING FISCAL YEAR ONLY.

AMENDMENTS AND WAIVERS OF SENIOR SUBORDINATED NOTES. THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY SUBSIDIARY TO, CHANGE OR AMEND (OR TAKE ANY ACTION OR FAIL TO TAKE ANY ACTION THE RESULT OF WHICH IS AN EFFECTIVE AMENDMENT OR CHANGE) OR ACCEPT ANY WAIVER OR CONSENT WITH RESPECT TO, ANY DOCUMENT, INSTRUMENT OR AGREEMENT RELATING TO THE SENIOR SUBORDINATED NOTES THAT WOULD RESULT IN (a) AN INCREASE IN THE PRINCIPAL, INTEREST, OVERDUE INTEREST, FEES OR OTHER AMOUNTS PAYABLE UNDER THE SENIOR SUBORDINATED NOTES, (b) AN ACCELERATION IN ANY DATE FIXED FOR PAYMENT OR PREPAYMENT OF PRINCIPAL, INTEREST, FEES OR OTHER AMOUNTS PAYABLE UNDER THE SENIOR SUBORDINATED NOTES (INCLUDING, WITHOUT LIMITATION, AS A RESULT OF ANY REDEMPTION), (c) A CHANGE IN THE DEFINITION OF "CHANGE OF CONTROL" OR "CHANGE IN CONTROL" OR SIMILAR EVENT OR CIRCUMSTANCE, HOWEVER DEFINED OR DESIGNATED, AS PROVIDED IN THE SENIOR SUBORDINATED NOTES WHICH WOULD RESULT IN SUCH DEFINITION BEING MORE RESTRICTIVE THAN SUCH DEFINITION IN THIS AGREEMENT,
(d) A CHANGE IN ANY OF THE SUBORDINATION PROVISIONS OF THE SENIOR SUBORDINATED NOTES, (e) A CHANGE IN ANY COVENANT, TERM OR PROVISION IN THE SENIOR SUBORDINATED NOTES WHICH WOULD RESULT IN SUCH TERM OR PROVISION BEING MORE RESTRICTIVE THAN THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR (f) A CHANGE IN ANY TERM OR PROVISION OF THE SENIOR SUBORDINATED NOTES THAT COULD HAVE, IN ANY MATERIAL RESPECT, AN ADVERSE EFFECT ON THE INTEREST OF THE LENDERS.

AMENDMENT OF ORGANIZATIONAL DOCUMENTS. THE BORROWER SHALL NOT, AND SHALL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, AMEND ITS ARTICLES OF INCORPORATION, BYLAWS OR OTHER APPLICABLE ORGANIZATIONAL DOCUMENTS IN ANY MANNER THAT COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

EBITDA. THE BORROWER SHALL MAINTAIN AN EBITDA (TESTED AT THE END OF EACH FISCAL QUARTER), CALCULATED FOR EACH OF THE THEN MOST RECENTLY ENDED FOUR FISCAL QUARTERS, OF NOT LESS THAN (a) $65,000,000 AT THE END OF THE FISCAL QUARTER ENDING DECEMBER 31, 2001, (b) $75,000,000 AT THE END OF ANY FISCAL QUARTER OCCURRING DURING THE PERIOD FROM AND INCLUDING MARCH 31, 2002 THROUGH DECEMBER 31, 2003, AND (c) $85,000,000 FOR THE PERIODS BEGINNING MARCH 31, 2004 AND THEREAFTER.


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FIXED CHARGE COVERAGE RATIO. BEGINNING WITH THE FISCAL QUARTER ENDING SEPTEMBER
30, 2001, THE BORROWER SHALL MAINTAIN A FIXED CHARGE COVERAGE RATIO (TESTED AT THE END OF EACH FISCAL QUARTER FOR THE FOUR FISCAL QUARTERS THEN ENDED) OF NOT LESS THAN 1.10 TO 1.00.

DEFAULT

EVENTS OF DEFAULT. EACH OF THE FOLLOWING SHALL CONSTITUTE AN EVENT OF DEFAULT, WHATEVER THE REASON FOR SUCH EVENT, AND WHETHER VOLUNTARY, INVOLUNTARY, OR EFFECTED BY OPERATION OF LAW OR PURSUANT TO ANY JUDGMENT OR ORDER OF ANY COURT OR ANY ORDER, RULE OR REGULATION OF ANY GOVERNMENTAL OR NON-GOVERNMENTAL BODY:

Any representation or warranty made under any Loan Document shall prove to have been incorrect or misleading in any material respect when made;

The Borrower shall fail to pay (i) principal of any Advance when due and (ii) interest under any Advance or under any Loan Document or any fees payable hereunder or any other costs, fees, expenses or other amounts payable hereunder or under the other Loan Documents, when due, which failure to pay with respect to clause (ii) above is not cured within five days after such amounts become due in accordance with the terms hereof;

The Borrower or any of its Subsidiaries shall default in the performance or observance of any agreement or covenant contained in Section 5.1(a) or Article 7 hereof;

The Borrower or any of its Subsidiaries shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of 30 days after the earlier of (i) the date on which such failure or neglect first becomes known to the Borrower or (ii) the delivery of notice of such breach by the Administrative Agent;

The Borrower or any of its Subsidiaries shall default or breach in the performance or observance of any agreement or covenant not specifically referred to elsewhere in this Section 8.1 (after the expiration of any applicable notice and cure or grace period) in any of the Loan Documents (other than this Agreement) and such default or breach shall not be cured within a period of 30 days after written notice thereof from the Administrative Agent;

There shall be commenced an involuntary proceeding or an involuntary petition shall be filed in a court having competent jurisdiction seeking (i) relief in respect of the Borrower or any of its Subsidiaries or a substantial part of the property or assets of the Borrower or any of its Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, (ii) the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower or any of its Subsidiaries, or of any substantial part of any of their respective property or assets, or (iii) the winding-up or liquidation of the affairs of the Borrower or any of its


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Subsidiaries, and any such proceeding or petition shall continue unstayed and in effect for a period of 60 consecutive days;

Borrower or any of its Subsidiaries shall (i) file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any of its Subsidiaries or of any substantial part of their respective properties, (iii) file an answer admitting the material allegations filed against it in any such proceeding, (iv) make a general assignment for the benefit of creditors, (v) fail generally to pay its debts as they become due, or (vi) take any action in furtherance of any such action;

A final judgment or judgments shall be entered by any court against the Borrower or any of its Subsidiaries for the payment of money which exceeds $5,000,000 in the aggregate, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any of its Subsidiaries which, together with all other such property of the Borrower and its Subsidiaries subject to other such process, exceeds in value $5,000,000 in the aggregate, and if such judgment or award is not insured or, within 45 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

(i) the Borrower or any member of its Controlled Group shall incur any accumulated funding deficiency, as defined in Section 412 of the Code; (ii) the Borrower or any member of its Controlled Group shall incur any withdrawal liability as a result of a complete or partial withdrawal within the meaning of
Section 4063, 4203 or 4205 of ERISA; (iii) the Borrower or any member of its Controlled Group shall fail to make a required contribution by the due date under Section 412 of the Code or Section 302 of ERISA which would result in the imposition of a Lien under Section 412 of the Code or Section 302 of ERISA; (iv) the Borrower or any member of its Controlled Group shall notify the PBGC of an intent to terminate a Plan under Section 4201(c) of ERISA, or the PBGC shall institute proceedings to terminate, any Plan; (v) a trustee shall be appointed by a court of competent jurisdiction to administer any Plan or the assets thereof; (vi) the benefits of any Plan shall be increased, or the Borrower or any member of its Controlled Group shall begin to maintain, or begin to contribute to, any Plan; or (vii) any ERISA Event with respect to a Plan shall have occurred; provided, however, that the events listed in subsections (i) through (vii) above shall constitute Events of Default only if, as of the date thereof or any subsequent date, the amount of liability that the Borrower is likely to incur in the aggregate under ERISA or any other provision of law with respect to all such Plans, computed by the actuary of the Plan taking into account any applicable rules and regulations of the PBGC at such time, and based on the actuarial assumptions used by the Plan, resulting from or otherwise associated with such event could reasonably be expected to have a Material Adverse Effect;

Any Obligor shall challenge in any manner whatsoever the validity or enforceability of all or any portion of the Loan Documents or the Collateral;


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The Borrower or any of its Subsidiaries shall default in any payment in respect of Indebtedness beyond any grace period provided with respect thereto, or shall default in the performance of any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period, or any other event or condition shall occur in respect of such Indebtedness, if the effect of such default, event or condition is to permit or cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to cause such Indebtedness to become due, repurchased or redeemed prior to its date of maturity, provided that a default, event or condition of the type described above in this Section 8.1(k) shall not constitute an Event of Default under this Agreement unless, at such time, one or more defaults, events or conditions of the type described above in this Section 8.1(k) shall have occurred and be continuing with respect to Indebtedness the outstanding amount of which exceeds in the aggregate $5,000,000;

Any provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any party to it (other than the Administrative Agent or any Lender) in all material respects unless released by the Administrative Agent at the direction of the Determining Lenders or all Lenders or as otherwise permitted by the terms of this Agreement or the other Loan Documents;

Any Collateral Document shall for any reason (other than as expressly provided or permitted pursuant to the terms thereof) cease to create a valid and perfected first priority Lien in any Collateral, and if such invalidity is amenable to cure, the relevant Obligor shall have failed to cure such invalidity within 30 days after notice from the Administrative Agent;

A Change of Control shall have occurred; or

To the extent the tax liability referenced in Section 3.1(q) arises, either the capital contribution or the stock issuance referenced in Section 3.1(q) hereof shall fail to be consummated on or before the date the Borrower pays such tax liability.

REMEDIES. IF AN EVENT OF DEFAULT SHALL HAVE OCCURRED AND SHALL BE CONTINUING:

With the exception of an Event of Default specified in Section 8.1(f) or (g) hereof, the Administrative Agent shall, (i) upon the direction of the Required Revolving Credit Lenders, terminate the Revolving Credit Commitment, and/or (ii) upon the direction of the Determining Lenders, terminate the Commitments and/or declare the principal of and interest on the Advances and all Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Documents to the contrary notwithstanding.

Upon the occurrence of an Event of Default specified in Section 8.1(f) or (g) hereof, such principal, interest and other amounts shall thereupon and concurrently therewith become due and payable and the Commitments shall forthwith terminate, all without any action by the Administrative Agent, any Lender or any holders of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.


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If any Letter of Credit shall be then outstanding, the Administrative Agent may demand upon the Borrower to, and within 5 days of such demand (but in the case of an Event of Default specified in Section 8.1(f) or (g) hereof, immediately and without any demand or taking of any other action by the Administrative Agent or any Lender), the Borrower shall, pay to the Administrative Agent in same day funds at the office of the Administrative Agent in such demand for deposit in the L/C Cash Collateral Account, an amount equal to the maximum amount available to be drawn under the Letters of Credit then outstanding and/or provide back-up letters of credit satisfactory to the Issuing Bank in an amount, together with any funds deposited in the L/C Cash Collateral Account, equal to the maximum amount available to be drawn under the Letters of Credit then outstanding.

The Administrative Agent, and the Lenders may exercise all of the post-default rights granted to them under the Loan Documents or under Applicable Law.

The rights and remedies of the Administrative Agent and the Lenders hereunder shall be cumulative, and not exclusive.

CHANGES IN CIRCUMSTANCES

LIBOR BASIS DETERMINATION INADEQUATE. IF WITH RESPECT TO ANY PROPOSED LIBOR ADVANCE FOR ANY INTEREST PERIOD, ANY LENDER REASONABLY DETERMINES THAT (I) DEPOSITS IN DOLLARS (IN THE APPLICABLE AMOUNT) ARE NOT BEING OFFERED TO THAT LENDER IN THE RELEVANT MARKET FOR SUCH INTEREST PERIOD OR (II) THE LIBOR RATE FOR SUCH PROPOSED LIBOR ADVANCE DOES NOT ADEQUATELY COVER THE COST TO SUCH LENDER OF MAKING AND MAINTAINING SUCH PROPOSED LIBOR ADVANCE FOR SUCH INTEREST PERIOD, SUCH LENDER SHALL FORTHWITH GIVE NOTICE THEREOF TO THE BORROWER, WHEREUPON UNTIL SUCH LENDER NOTIFIES THE BORROWER THAT THE CIRCUMSTANCES GIVING RISE TO SUCH SITUATION NO LONGER EXIST (WHICH SUCH LENDER AGREES TO PROMPTLY WHEN THE CIRCUMSTANCES GIVING RISE TO SUCH DETERMINATION NO LONGER EXIST), THE OBLIGATION OF SUCH LENDER TO MAKE LIBOR ADVANCES SHALL BE SUSPENDED.

ILLEGALITY. IF ANY APPLICABLE LAW, RULE OR REGULATION, OR ANY CHANGE THEREIN OR ADOPTION THEREOF, OR INTERPRETATION OR ADMINISTRATION THEREOF BY ANY GOVERNMENTAL AUTHORITY, CENTRAL BANK OR COMPARABLE AGENCY CHARGED WITH THE INTERPRETATION OR ADMINISTRATION THEREOF, OR COMPLIANCE BY ANY LENDER (OR ITS LIBOR LENDING OFFICE) WITH ANY REQUEST OR DIRECTIVE (WHETHER OR NOT HAVING THE FORCE OF LAW) OF ANY SUCH AUTHORITY, CENTRAL BANK OR COMPARABLE AGENCY, SHALL MAKE IT UNLAWFUL OR IMPOSSIBLE FOR SUCH LENDER (OR ITS LIBOR LENDING OFFICE) TO MAKE, MAINTAIN OR FUND ITS LIBOR ADVANCES, SUCH LENDER SHALL SO NOTIFY THE BORROWER AND THE ADMINISTRATIVE AGENT. BEFORE GIVING ANY NOTICE TO THE BORROWER PURSUANT TO THIS SECTION, THE NOTIFYING LENDER SHALL DESIGNATE A DIFFERENT LIBOR LENDING OFFICE OR OTHER LENDING OFFICE IF SUCH DESIGNATION WILL AVOID THE NEED FOR GIVING SUCH NOTICE AND WILL NOT, IN THE REASONABLE JUDGMENT OF THE LENDER, BE DISADVANTAGEOUS TO THE LENDER. UPON RECEIPT OF SUCH NOTICE, NOTWITHSTANDING ANYTHING CONTAINED IN ARTICLE 2 HEREOF, THE BORROWER SHALL REPAY IN FULL THE THEN OUTSTANDING PRINCIPAL AMOUNT OF EACH LIBOR ADVANCE OWING TO THE NOTIFYING LENDER, TOGETHER WITH ACCRUED INTEREST THEREON, ON EITHER (a) THE LAST DAY OF THE INTEREST PERIOD


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


APPLICABLE TO SUCH ADVANCE, IF THE LENDER MAY LAWFULLY CONTINUE TO MAINTAIN AND FUND SUCH ADVANCE TO SUCH DAY, OR (b) IMMEDIATELY, IF THE LENDER MAY NOT LAWFULLY CONTINUE TO FUND AND MAINTAIN SUCH ADVANCE TO SUCH DAY. CONCURRENTLY WITH REPAYING EACH AFFECTED LIBOR ADVANCE OWING TO SUCH LENDER IF THE BORROWER DOES NOT TERMINATE THIS AGREEMENT, NOTWITHSTANDING ANYTHING CONTAINED IN ARTICLE 2 HEREOF, THE BORROWER SHALL BORROW A BASE RATE ADVANCE FROM SUCH LENDER, AND SUCH LENDER SHALL MAKE SUCH BASE RATE ADVANCE, IN AN AMOUNT SUCH THAT THE OUTSTANDING PRINCIPAL AMOUNT OF THE ADVANCES OWING TO SUCH LENDER SHALL EQUAL THE OUTSTANDING PRINCIPAL AMOUNT OF THE ADVANCES OWING IMMEDIATELY PRIOR TO SUCH REPAYMENT.

INCREASED COSTS.

If the adoption, effectiveness, phase-in or applicability after the Agreement Date of any Law (or any provision thereof) or any change in the interpretation or administration thereof after the Agreement Date by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or compatible agency:

SHALL SUBJECT A LENDER (OR ITS LIBOR LENDING OFFICE) TO ANY TAX (NET OF ANY TAX BENEFIT ENGENDERED THEREBY AND EXCLUDING ANY TAXES REFERRED TO IN CLAUSES (i) THROUGH (iv) OF SECTION 2.15(a) HEREOF) WITH RESPECT TO ITS LIBOR ADVANCES OR ITS OBLIGATION TO MAKE SUCH ADVANCES, OR SHALL CHANGE THE BASIS OF TAXATION OF PAYMENTS TO A LENDER (OR TO ITS LIBOR LENDING OFFICE) OF THE PRINCIPAL OF OR INTEREST ON ITS LIBOR ADVANCES OR IN RESPECT OF ANY OTHER AMOUNTS DUE UNDER THIS AGREEMENT, AS THE CASE MAY BE, OR ITS OBLIGATION TO MAKE SUCH ADVANCES (EXCEPT FOR CHANGES IN THE RATE OF TAX ON THE OVERALL NET INCOME, NET WORTH OR CAPITAL OF THE LENDER AND FRANCHISE TAXES, DOING BUSINESS TAXES OR MINIMUM TAXES IMPOSED UPON SUCH LENDER); OR

SHALL IMPOSE, MODIFY OR DEEM APPLICABLE ANY RESERVE (INCLUDING, WITHOUT LIMITATION, ANY IMPOSED BY THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM), SPECIAL DEPOSIT OR SIMILAR REQUIREMENT AGAINST ASSETS OF, DEPOSITS WITH OR FOR THE ACCOUNT OF, OR CREDIT EXTENDED BY, A LENDER'S LIBOR LENDING OFFICE OR SHALL IMPOSE ON THE LENDER (OR ITS LIBOR LENDING OFFICE) OR ON THE UNITED STATES MARKET FOR CERTIFICATES OF DEPOSIT OR THE LONDON INTERBANK MARKET ANY OTHER CONDITION AFFECTING ITS LIBOR ADVANCES OR ITS OBLIGATION TO MAKE SUCH ADVANCES;

and the result of any of the foregoing is to increase the cost to a Lender (or its LIBOR Lending Office) of making or maintaining any LIBOR Advances, or to reduce the amount of any sum received or receivable by a Lender (or its LIBOR Lending Office) with respect thereto, in each case by an amount deemed by a Lender to be material ("Increased Costs"), then, within 15 days after demand by a Lender, the Borrower agrees to pay to such Lender such additional amount as will compensate such Lender for such Increased Costs, subject to Section 11.9 hereof. The affected Lender will as soon as practicable notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for, or reduce the amount of, such compensation


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and will not, in the reasonable judgment of the affected Lender made in good faith, be disadvantageous to such Lender. Notwithstanding the foregoing, any Lender's demand for Increased Costs shall not include any Increased Costs with respect to any period more than 90 days prior to the date that such Lender has knowledge or should have knowledge of such Increased Costs.

A certificate of any Lender claiming compensation under this Section and setting forth the additional amounts to be paid to it hereunder and calculations therefor (and certifying that such Lenders generally charging such costs to similarly situated borrowers) shall be controlling in the absence of manifest error. In determining such amount, a Lender may use any reasonable averaging and attribution methods. If a Lender demands compensation under this Section, the Borrower may at any time, upon at least five Business Days' prior notice to the Lender, after reimbursement to the Lender by the Borrower in accordance with this Section of all costs incurred, prepay in full the then outstanding LIBOR Advances of the Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.9 hereof. Concurrently with prepaying such LIBOR Advances, the Borrower shall borrow a Base Rate Advance from the Lender, and the Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such prepayment. The obligation of the Borrower pursuant to this Section 9.3 shall survive termination of this Agreement in full and all other amounts payable hereunder and repayment of the Advances in full for a period of nine months thereafter.

EFFECT ON BASE RATE ADVANCES. F NOTICE HAS BEEN GIVEN PURSUANT TO SECTION 9.1,
9.2 OR 9.3 HEREOF SUSPENDING THE OBLIGATION OF A LENDER TO MAKE LIBOR ADVANCES, OR REQUIRING LIBOR ADVANCES OF A LENDER TO BE REPAID OR PREPAID, THEN, UNLESS AND UNTIL THE LENDER NOTIFIES THE BORROWER THAT THE CIRCUMSTANCES GIVING RISE TO SUCH REPAYMENT NO LONGER APPLY WHICH SUCH LENDER AGREES TO DO WHEN THE CIRCUMSTANCES GIVING RISE TO SUCH SUSPENSION NO LONGER EXIST, ALL ADVANCES WHICH WOULD OTHERWISE BE MADE BY SUCH LENDER AS LIBOR ADVANCES SHALL BE MADE INSTEAD AS BASE RATE ADVANCES.

CAPITAL ADEQUACY. IF EITHER (a) THE ADOPTION OR APPLICABILITY AFTER THE AGREEMENT DATE OF ANY LAW (OR ANY PROVISION THEREOF) OR THE INTRODUCTION OF OR ANY CHANGE IN OR IN THE INTERPRETATION OF ANY LAW AFTER THE AGREEMENT DATE OR
(b) COMPLIANCE BY A LENDER WITH ANY LAW OR ANY GUIDELINE OR REQUEST FROM ANY CENTRAL BANK OR OTHER GOVERNMENTAL AUTHORITY (WHETHER OR NOT HAVING THE FORCE OF
LAW) ADOPTED, PHASED-IN OR MADE APPLICABLE AFTER THE AGREEMENT DATE AFFECTS OR WOULD AFFECT THE AMOUNT OF CAPITAL REQUIRED OR EXPECTED TO BE MAINTAINED BY A LENDER OR ANY CORPORATION CONTROLLING SUCH LENDER, AND SUCH LENDER DETERMINES THAT THE AMOUNT OF SUCH CAPITAL IS INCREASED BY OR BASED UPON THE EXISTENCE OF SUCH LENDER'S COMMITMENT OR ADVANCES HEREUNDER AND OTHER COMMITMENTS OR ADVANCES OF SUCH LENDER OF THIS TYPE, THEN, WITHIN 30 DAYS AFTER WRITTEN NOTICE AND DEMAND BY SUCH LENDER, SUBJECT TO SECTION 11.9, THE BORROWER SHALL PAY TO SUCH LENDER, FROM TIME TO TIME AS SPECIFIED BY SUCH LENDER, ADDITIONAL AMOUNTS SUFFICIENT TO COMPENSATE SUCH LENDER WITH RESPECT TO SUCH CIRCUMSTANCES, TO THE EXTENT THAT SUCH LENDER REASONABLY DETERMINES IN GOOD FAITH SUCH INCREASE IN CAPITAL TO BE ALLOCABLE TO THE EXISTENCE OF SUCH LENDER'S PORTION OF THE COMMITMENTS HEREUNDER. A CERTIFICATE AS TO SUCH AMOUNTS SUBMITTED TO THE BORROWER BY A


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LENDER HEREUNDER, SHALL, IN THE ABSENCE OF MANIFEST ERROR, BE CONCLUSIVE AND
BINDING FOR ALL PURPOSES.

REPLACEMENT OF LENDERS UNDER CERTAIN CIRCUMSTANCES. IF AT ANY TIME (a) THE BORROWER BECOMES OBLIGATED TO PAY ADDITIONAL AMOUNTS DESCRIBED IN SECTIONS 2.15, 9.2, 9.3, OR 9.5 HEREOF, OR ANY LENDER CEASES TO MAKE LIBOR ADVANCES PURSUANT TO SUCH SECTIONS, (b) ANY LENDER BECOMES INSOLVENT AND ITS ASSETS BECOME SUBJECT TO A RECEIVER, LIQUIDATOR, TRUSTEE, CUSTODIAN OR OTHER PERSON HAVING SIMILAR POWERS, (c) ANY LENDER BECOMES A "NON-CONSENTING LENDER" (AS DEFINED BELOW IN THIS SECTION 9.6) OR (d) ANY LENDER BECOMES A "NON-FUNDING LENDER" (AS DEFINED BELOW IN THIS SECTION 9.6), THEN THE BORROWER MAY REPLACE SUCH LENDER BY CAUSING SUCH LENDER TO (AND SUCH LENDER SHALL BE OBLIGATED TO) ASSIGN PURSUANT TO
SECTION 11.6 ALL OF ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT TO A LENDER OR OTHER ENTITY SELECTED BY THE BORROWER AND REASONABLY ACCEPTABLE TO THE ADMINISTRATIVE AGENT FOR A PURCHASE PRICE EQUAL TO THE OUTSTANDING PRINCIPAL AMOUNT OF SUCH LENDER'S ADVANCES AND ALL ACCRUED INTEREST AND FEES AND OTHER AMOUNTS PAYABLE HEREUNDER (INCLUDING AMOUNTS PAYABLE UNDER SECTIONS 9.2, 9.3 OR
9.5 HEREOF AS THOUGH SUCH ADVANCES WERE BEING PAID INSTEAD OF BEING PURCHASED). IN THE EVENT THAT (x) THE BORROWER OR THE ADMINISTRATIVE AGENT HAS REQUESTED THE LENDERS TO CONSENT TO A DEPARTURE OR WAIVER OF ANY PROVISIONS OF THE LOAN DOCUMENTS OR TO AGREE TO ANY AMENDMENT THERETO, (y) THE CONSENT, WAIVER OR AMENDMENT IN QUESTION REQUIRES THE AGREEMENT OF ALL LENDERS IN ACCORDANCE WITH THE TERMS OF SECTION 11.10 HEREOF OR ALL THE LENDERS WITH RESPECT TO A CERTAIN CLASS OF THE ADVANCES AND (z) DETERMINING LENDERS OR MORE THAN 50% OF THE CLASS OF SUCH LENDERS HAVE AGREED TO SUCH CONSENT, WAIVER OR AMENDMENT THEN ANY LENDER WHO DOES NOT AGREE TO SUCH CONSENT, WAIVER OR AMENDMENT SHALL BE DEEMED A "NON-CONSENTING LENDER". IN THE EVENT THAT ANY LENDER HAS (y) FAILED TO MAKE ANY ADVANCE REQUIRED TO BE MADE BY IT HEREUNDER OR (z) GIVEN NOTICE TO THE ADMINISTRATIVE AGENT THAT IT WILL NOT MAKE, OR THAT IT HAS DISAFFIRMED OR REPUDIATED ANY OBLIGATION TO MAKE, ANY ADVANCE REQUIRED TO BE MADE BY IT HEREUNDER SUCH LENDER SHALL BE DEEMED A "NON-FUNDING LENDER". THE BORROWER'S RIGHT TO REPLACE A NON-FUNDING LENDER PURSUANT TO THIS SECTION 9.6 IS, AND SHALL BE, IN ADDITION TO, AND NOT IN LIEU OF, ALL OTHER RIGHTS AND REMEDIES AVAILABLE TO THE BORROWER AGAINST SUCH NON-FUNDING LENDER UNDER THIS AGREEMENT, AT LAW, IN EQUITY, OR BY STATUTE.

AGREEMENT AMONG LENDERS

AGREEMENT AMONG LENDERS. THE LENDERS AGREE AMONG THEMSELVES THAT:

Administrative Agent. Each Lender hereby appoints the Administrative Agent as its nominee in its name and on its behalf, to receive all documents and items to be furnished hereunder; to act as nominee for and on behalf of all Lenders under the Loan Documents; to, except as otherwise expressly set forth herein, take such action as may be requested by the Determining Lenders, provided that, unless and until the Administrative Agent shall have received such requests, the Administrative Agent may take such administrative action, or refrain from taking such administrative action, as it may deem advisable and in the best interests of the Lenders; to arrange the means whereby the proceeds of the Advances of the Lenders are to be made available to the Borrower; to distribute promptly to each Lender information, requests and documents


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


received from the Borrower, and each payment (in like funds received) with respect to any of such Lender's Advances, fee or other amount; and to deliver to the Borrower requests, demands, approvals and consents received from the Lenders. Administrative Agent agrees to promptly distribute to each Lender, at such Lender's address set forth below information, requests, documents and payments received from the Borrower. The Administrative Agent agrees to promptly notify the Lenders of any receipt of cash collateral or back-up letter of credit which would cause any Letter of Credit to no longer be considered a Letter of Credit hereunder. The Administrative Agent shall have no fiduciary relationship in respect of any Lender by reason of this Agreement or any other Loan Document. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Administrative Agent are mechanical and administrative in nature.

Replacement of Administrative Agent. Should the Administrative Agent or any successor Administrative Agent ever cease to be a Lender hereunder, or should the Administrative Agent or any successor Administrative Agent ever resign as Administrative Agent, or should the Administrative Agent or any successor Administrative Agent ever be removed with cause or without cause by the action of the Determining Lenders (other than the Administrative Agent), then the Lender appointed by the other Lenders (with the consent of the Borrower, which consent shall not be unreasonably withheld) shall forthwith become the Administrative Agent, and the Borrower and the Lenders shall execute such documents as such successors to the Administrative Agent may reasonably request to reflect such change. If the Administrative Agent also then serves in the capacity of the Swing Line Bank or the Issuing Bank, such resignation or removal shall constitute resignation or removal of the Swing Line Bank and the Issuing Bank and the successor Administrative Agent shall serve in the capacity of the Swing Line Bank and the Issuing Bank. Any resignation or removal of the Administrative Agent or any successor Administrative Agent shall become effective upon the appointment by the Lenders of a successor Administrative Agent; provided, however, if no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the Laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000 with the consent of the Borrower, which consent will not be unreasonably withheld. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Notwithstanding any Administrative Agent's resignation or removal hereunder, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

Expenses. Each Lender shall pay its pro rata share, based on its Total Specified Percentage, of any expenses paid by the Administrative Agent directly and solely in connection with any of the Loan Documents if Administrative Agent does not receive reimbursement therefor from other sources within 60 days after the date incurred, unless payment of such fees is being diligently


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


disputed by such Lender or the Borrower in good faith. Any amount so paid by the Lenders to the Administrative Agent shall be returned by the Administrative Agent pro rata to each paying Lender to the extent later paid by the Borrower or any other Person on the Borrower's behalf to the Administrative Agent.

Delegation of Duties. The Administrative Agent may execute any of its duties hereunder by or through officers, directors, employees, attorneys or agents, and shall be entitled to (and shall be protected in relying upon) advice of counsel concerning all matters pertaining to its duties hereunder.

Reliance by Administrative Agent. The Administrative Agent and its officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document or conversation reasonably believed by it or them in good faith to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected the Administrative Agent. The Administrative Agent may, in its reasonable judgment, deem and treat the payee of any Note as the owner thereof for all purposes hereof unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent.

Limitation of Administrative Agent's Liability. Neither the Administrative Agent nor any of its officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them hereunder in good faith and believed by it or them to be within the discretion or power conferred to it or them by the Loan Documents or be responsible for the consequences of any error of judgment, except for its or their own gross negligence or willful misconduct. Except as aforesaid, the Administrative Agent shall be under no duty to enforce any rights with respect to any of the Advances, or any security therefor. The Administrative Agent shall not be compelled to do any act hereunder or to take any action towards the execution or enforcement of the powers hereby created or to prosecute or defend any suit in respect hereof, unless indemnified to its satisfaction against loss, cost, liability and expense. The Administrative Agent shall not be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or due execution of any of the Loan Documents, or for any representation, warranty, document, certificate, report or statement made herein or furnished in connection with any Loan Documents, or be under any obligation to any Lender to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any Loan Documents on the part of the Borrower. TO THE EXTENT NOT REIMBURSED BY THE BORROWER, EACH LENDER HEREBY SEVERALLY INDEMNIFIES AND HOLDS HARMLESS THE ADMINISTRATIVE AGENT, PRO RATA ACCORDING TO ITS TOTAL SPECIFIED PERCENTAGE, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND/OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THE ADMINISTRATIVE AGENT IN ANY WAY WITH RESPECT TO ANY LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THE LOAN DOCUMENTS (INCLUDING ANY NEGLIGENT ACTION OF THE ADMINISTRATIVE AGENT),


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


EXCEPT TO THE EXTENT THE SAME ARE FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION TO RESULT FROM GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY THE ADMINISTRATIVE AGENT. THE INDEMNITY PROVIDED IN THIS SECTION 10.1(f) SHALL SURVIVE TERMINATION OF THIS AGREEMENT.

Liability Among Lenders. No Lender shall incur any liability (other than the sharing of expenses and other matters specifically set forth herein and in the other Loan Documents) to any other Lender, except for acts or omissions in bad faith.

Rights as Lender. With respect to its commitment hereunder, the Advances made by it and the Notes issued to it, the Administrative Agent shall have the same rights as a Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent or any Lender may accept deposits from, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any of its Affiliates, and any Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if the Administrative Agent were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

LENDER CREDIT DECISION. EACH LENDER ACKNOWLEDGES THAT IT HAS, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE ADMINISTRATIVE AGENT OR ANY OTHER LENDER AND BASED UPON THE FINANCIAL STATEMENTS REFERRED TO IN SECTIONS 4.1(j), 6.1 AND 6.2 HEREOF, AND SUCH OTHER DOCUMENTS AND INFORMATION AS IT HAS DEEMED APPROPRIATE, MADE ITS OWN CREDIT ANALYSIS AND DECISION TO ENTER INTO THIS AGREEMENT. EACH LENDER ALSO ACKNOWLEDGES THAT IT WILL, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE ADMINISTRATIVE AGENT OR ANY OTHER LENDER AND BASED UPON SUCH DOCUMENTS AND INFORMATION AS IT SHALL DEEM APPROPRIATE AT THE TIME, CONTINUE TO MAKE ITS OWN CREDIT DECISIONS IN TAKING OR NOT TAKING ACTION UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

BENEFITS OF ARTICLE. NONE OF THE PROVISIONS OF THIS ARTICLE SHALL INURE TO THE BENEFIT OF ANY PERSON OTHER THAN LENDERS (AND WHERE THE BORROWER'S CONSENT IS REQUIRED, THE BORROWER); CONSEQUENTLY, NO PERSON SHALL BE ENTITLED TO RELY UPON, OR TO RAISE AS A DEFENSE, IN ANY MANNER WHATSOEVER, THE FAILURE OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO COMPLY WITH SUCH PROVISIONS.

MISCELLANEOUS

NOTICES.

All notices and other communications under this Agreement shall be in writing (except in those cases where giving notice by telephone is expressly permitted) and shall be deemed to have been given on the date personally delivered or sent by telecopy (answerback received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid,


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or one day after being entrusted to a reputable commercial overnight delivery service, or one day after being delivered to the telegraph office or sent out by telex addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                        IF TO THE BORROWER, AT:

                                 HOME INTERIORS & GIFTS, INC.
                                 1649 FRANKFORD ROAD WEST
                                 CARROLLTON, TEXAS 75007
                                 FACSIMILE: (972) 386-1022
                                 ATTENTION: CHIEF FINANCIAL OFFICER

                                 With a copy to:

                                 Hicks, Muse, Tate & Furst Incorporated
                                 200 Crescent Court, Suite 1600
                                 Dallas, Texas 75201
                                 Facsimile: (214) 720-7888
                                 Attention: Joe Colonnetta and General Counsel

                        IF TO THE ADMINISTRATIVE AGENT, AT:

                                 BANK OF AMERICA, N.A.
                                 100 NORTH TRYON STREET
                                 NC1-007-13-06
                                 CHARLOTTE, NC 28255
                                 FACSIMILE: (704) 386-9607
                                 ATTENTION: ROBERT A. KLAWINSKI

                                 With a copy to:

                                 Bank of America, N.A.
                                 101 North Tryon Street
                                 NC1-001-15-04
                                 Charlotte, NC 28255
                                 Facsimile: (704) 388-1108
                                 Attention: Agency Services


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


IF TO A LENDER, AT ITS ADDRESS OR FACSIMILE NUMBER SHOWN BELOW ITS NAME ON THE SIGNATURE PAGES HEREOF, OR IF APPLICABLE, SET FORTH IN ITS ASSIGNMENT AGREEMENT.

Any party hereto may change the address to which notices shall be directed by giving 10 days' written notice of such change to the other parties.

Electronic mail and Internet and Intranet web sites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

EXPENSES. THE BORROWER SHALL PROMPTLY PAY:

all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, the transactions contemplated hereunder and thereunder, and the making of Advances hereunder, including without limitation the reasonable fees and disbursements of Special Counsel and financial advisors to the Administrative Agent;

all reasonable out-of-pocket expenses and reasonable attorneys' fees of the Administrative Agent in connection with the administration of the transactions contemplated in this Agreement and the other Loan Documents and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Administrative Agent relating to this Agreement or the other Loan Documents; and

all (i) costs and out-of-pocket expenses and attorneys' fees of the Administrative Agent incurred for enforcement, collection, restructuring, refinancing and "work-out", or otherwise incurred in obtaining performance under the Loan Documents, which in each case shall include without limitation fees and expenses of consultants, legal counsel for the Administrative Agent, and administrative fees for the Administrative Agent; and (ii) from and after the occurrence and during the continuance of an Event of Default, all costs and out-of-pocket expenses of each Lender, including legal fees of one counsel for all the Lenders.

WAIVERS. THE RIGHTS AND REMEDIES OF THE LENDERS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES WHICH THEY WOULD OTHERWISE HAVE. NO FAILURE OR DELAY BY THE ADMINISTRATIVE AGENT OR ANY LENDER IN EXERCISING ANY RIGHT SHALL OPERATE AS A WAIVER OF SUCH RIGHT. THE LENDERS EXPRESSLY RESERVE THE RIGHT TO REQUIRE STRICT COMPLIANCE WITH THE TERMS OF THIS AGREEMENT IN CONNECTION WITH ANY FUNDING OF A REQUEST FOR AN ADVANCE OR ISSUANCE OF A LETTER OF CREDIT. IN THE EVENT THAT ANY LENDER DECIDES TO FUND AN ADVANCE AT A TIME WHEN THE BORROWER IS NOT IN STRICT COMPLIANCE WITH THE TERMS OF THIS AGREEMENT, SUCH DECISION BY SUCH LENDER SHALL NOT BE DEEMED TO CONSTITUTE AN UNDERTAKING BY THE LENDER TO FUND ANY FURTHER REQUESTS FOR ADVANCES OR PRECLUDE THE LENDERS FROM EXERCISING ANY RIGHTS AVAILABLE UNDER THE LOAN DOCUMENTS OR AT LAW OR EQUITY. ANY WAIVER OR INDULGENCE GRANTED BY THE LENDERS SHALL NOT CONSTITUTE A MODIFICATION OF THIS AGREEMENT, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN SUCH WAIVER OR INDULGENCE, OR CONSTITUTE A COURSE OF DEALING BY THE LENDERS AT VARIANCE WITH THE TERMS OF THE AGREEMENT SUCH AS TO REQUIRE FURTHER NOTICE BY THE LENDERS OF THE LENDERS' INTENT TO REQUIRE STRICT ADHERENCE TO THE

TERMS OF THE AGREEMENT IN THE FUTURE. ANY SUCH ACTIONS SHALL NOT IN ANY WAY AFFECT THE ABILITY OF THE ADMINISTRATIVE AGENT OR THE LENDERS, IN THEIR DISCRETION, TO EXERCISE ANY RIGHTS AVAILABLE TO THEM UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, WHETHER OR NOT THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS ARE A PARTY THERETO, RELATING TO THE BORROWER.

DETERMINATION BY THE LENDERS CONCLUSIVE AND BINDING. ANY CALCULATION REQUIRED OR EXPRESSLY PERMITTED TO BE MADE BY THE ADMINISTRATIVE AGENT OR ANY LENDER UNDER THIS AGREEMENT SHALL WHEN MADE, ABSENT MANIFEST ERROR, BE CONTROLLING.

SET-OFF. IN ADDITION TO ANY RIGHTS NOW OR HEREAFTER GRANTED UNDER APPLICABLE LAW AND NOT BY WAY OF LIMITATION OF ANY SUCH RIGHTS, UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, EACH LENDER AND ANY SUBSEQUENT HOLDER OF ANY NOTE, AND ANY ASSIGNEE OR PARTICIPANT IN ANY NOTE IS HEREBY AUTHORIZED BY THE BORROWER AT ANY TIME OR FROM TIME TO TIME, WITHOUT NOTICE TO THE BORROWER OR ANY OTHER PERSON, ANY SUCH NOTICE BEING HEREBY EXPRESSLY WAIVED, TO SET-OFF, APPROPRIATE AND APPLY ANY DEPOSITS (GENERAL OR SPECIAL (EXCEPT TRUST AND ESCROW ACCOUNTS), TIME OR DEMAND, INCLUDING WITHOUT LIMITATION INDEBTEDNESS EVIDENCED BY CERTIFICATES OF DEPOSIT, IN EACH CASE WHETHER MATURED OR UNMATURED) AND ANY OTHER INDEBTEDNESS AT ANY TIME HELD OR OWING BY SUCH LENDER OR HOLDER TO OR FOR THE CREDIT OR THE ACCOUNT OF THE BORROWER, AGAINST AND ON ACCOUNT OF THE OBLIGATIONS AND OTHER LIABILITIES OF THE BORROWER TO SUCH LENDER OR HOLDER, IRRESPECTIVE OF WHETHER OR NOT (A) THE LENDER OR HOLDER SHALL HAVE MADE ANY DEMAND HEREUNDER, OR (B) THE LENDER OR HOLDER SHALL HAVE DECLARED THE PRINCIPAL OF AND INTEREST ON THE ADVANCES AND OTHER AMOUNTS DUE HEREUNDER TO BE DUE AND PAYABLE AS PERMITTED BY SECTION 8.2, PROVIDED, HOWEVER, SUCH LENDER SHALL PROMPTLY NOTIFY THE BORROWER AND THE ADMINISTRATIVE AGENT AFTER ANY SUCH SET-OFF AND THE APPLICATION MADE BY SUCH LENDER. ANY SUMS OBTAINED BY ANY LENDER OR BY ANY ASSIGNEE, PARTICIPANT OR SUBSEQUENT HOLDER OF ANY NOTE SHALL BE SUBJECT TO PRO RATA TREATMENT AND SHARED AS PROVIDED IN SECTION 2.12 HEREOF.

ASSIGNMENT.

The Borrower may not assign or transfer any of its rights or obligations hereunder or under the other Loan Documents without the prior written consent of all of the Lenders.

No Lender shall be entitled to assign its interest in this Agreement, its Notes (if any) or its Advances, except as hereinafter set forth.

Each Lender may sell participations to one or more banks or other entities (the "Participants") in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Advances or Reimbursement Obligations owing to it and any Note or Notes held by it) (the "Participations"); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Specified Percentage of the Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and
(v) no

Participant under any such Participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would (a) reduce the amount or postpone any date fixed for payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder or (b) increase the commitment of any Participant. The Lenders may, subject to Section 11.13 hereof, provide copies of all financial information received from the Borrower to such Participants.

Each Lender may assign to one or more banks, financial institutions or entities other than the Borrower or an Affiliate of the Borrower (an "Assignee") its rights and obligations under this Agreement and the other Loan Documents; provided, however, that (i) each such assignment shall be subject to the prior written consent of the Administrative Agent and Borrower, which consent shall not be unreasonably withheld (provided, however, notwithstanding anything herein to the contrary, no consent of the Borrower or the Administrative Agent is required for any assignment (a) during any time that an Event of Default specified in Section 8.1(f) or (g) hereof shall have occurred, (b) during any time that any other Event of Default has occurred and is continuing for a period of 30 consecutive days, (c) to an Affiliate of a Lender, (d) to an existing Lender hereunder or (e) to a Related Fund), (ii) the applicable Lender, the Administrative Agent and Assignee shall execute and deliver to the Administrative Agent an Assignment and Acceptance Agreement (an "Assignment Agreement") in substantially the form of Exhibit F hereto, together with any Notes subject to such assignment, (iii) the Assignee or the assigning Lender, as the case may be, shall deliver to the Administrative Agent a processing fee of $2,500; and (iv) no such Assignment, other than to an Affiliate of a Lender, to an existing Lender hereunder or to a Related Fund, shall be in an amount of less than $5,000,000, unless the portion of the Commitments or Advances of a Lender is less than $5,000,000, in which case such assignment may be in the total amount of such Lender's portion of the Commitments or Advances; provided, however, notwithstanding anything herein to the contrary, in no event shall the portion of any Commitments or Advances retained by any Lender in connection with and as a result of any such assignment be less than $1,000,000. Upon such execution, delivery and acceptance from and after the effective date specified in each Assignment Agreement, which effective date shall be at least three Business Days after the execution thereof and the recordation of the information therein in the Register pursuant to Section 11.6(j) hereof, (a) the Assignee thereunder shall be party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, have the rights and obligations of a Lender hereunder and (b) the applicable Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish such rights and be released from such obligations under this Agreement. Notwithstanding anything to the contrary contained in this clause (d), (i) each Lender may assign to the Existing Equityholders a portion of its rights and obligations under this Agreement and the other Loan Documents in connection with the transactions described in Section 3.1(m) so long as the Existing Equityholders contemporaneously transfer all such rights and obligations to the Borrower in exchange for Senior Preferred Stock of the Borrower and (ii) such assignment described in clause (i) of this sentence shall be effective upon the effective date specified in each Assignment Agreement.

Notwithstanding anything in clause (d) above to the contrary, (i) any Lender may assign and pledge all or any portion of its Advances to any Federal Reserve Bank as collateral security pursuant to Regulation A of F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank and (ii) any Lender that is a fund may at any time assign or pledge all or any portion of its rights under this Agreement to secure such Lender's Indebtedness; provided, however, that no such assignment under this clause (e) shall release the assignor Lender from its obligations hereunder.

Upon its receipt of an Assignment Agreement executed by a Lender and an Assignee, and any Note or Notes subject to such assignment, the Borrower shall, within five Business Days after its receipt of such Assignment Agreement, at no expense to the Borrower, execute and deliver to the Administrative Agent in exchange for any such surrendered Notes new Notes to the order of such Assignee in an amount equal to the portion of the Advances and Commitments assigned to it pursuant to such Assignment Agreement and new Notes to the order of the Administrative Agent in an amount equal to the portion of the Advances and Commitments retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment Agreement and shall otherwise be in substantially the form of Exhibit A, B or C hereto, as applicable. The Administrative Agent agrees to promptly return the surrendered Notes marked "exchanged" to the Borrower.

Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.6, disclose to the Assignee or Participant or proposed assignee or Participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower, provided such Person agrees in writing to be bound by the standards set forth in Section 11.14 hereof.

Except as specifically set forth in this Section 11.6, nothing in this Agreement or any other Loan Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Documents.

Notwithstanding anything in this Section 11.6 to the contrary, no Assignee or Participant shall be entitled to receive any greater payment under Section 2.15 or Section 9.3 than such assigning or participating Lender or any other Lender would have been entitled to receive with respect to the interest assigned or participated to such Assignee or Participant.

The Administrative Agent shall maintain at its address referred to in Section
11.1 a copy of each Assignment Agreement delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Lenders, any U.S. taxpayer identification number, the applicable Specified Percentages of the Lenders (the "Ownership Information"), whether such Lender is an original Lender or the assignee of another Lender pursuant to an Assignment Agreement and the effective date and amount of each Assignment Agreement delivered to and accepted by it and the parties thereto. Any transfer of an ownership interest in any Advance (whether or not evidenced by a Note), including any right to principal or interest payable with respect to such Advance, shall be subject to and conditioned upon the due recordation of such transfer and Ownership Information with respect to the transferee in the Register and such transfer shall be effective only upon such recordation (and not prior thereto). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes hereof. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, BUT ALL SUCH SEPARATE COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT. TELECOPIES OF SIGNATURES SHALL BE BINDING AND EFFECTIVE AS ORIGINALS.

SEVERABILITY. ANY PROVISION OF THIS AGREEMENT WHICH IS FOR ANY REASON PROHIBITED OR FOUND OR HELD INVALID OR UNENFORCEABLE BY ANY COURT OR GOVERNMENTAL AGENCY SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF IN SUCH JURISDICTION OR AFFECTING THE VALIDITY OR ENFORCEABILITY OF SUCH PROVISION IN ANY OTHER JURISDICTION.

INTEREST AND CHARGES. IT IS NOT THE INTENTION OF ANY PARTIES TO THIS AGREEMENT TO MAKE AN AGREEMENT IN VIOLATION OF THE LAWS OF ANY APPLICABLE JURISDICTION RELATING TO USURY. REGARDLESS OF ANY PROVISION IN ANY LOAN DOCUMENTS, NO LENDER SHALL EVER BE ENTITLED TO RECEIVE, COLLECT OR APPLY, AS INTEREST ON THE OBLIGATIONS, ANY AMOUNT IN EXCESS OF THE MAXIMUM AMOUNT. IF ANY LENDER OR PARTICIPANT EVER RECEIVES, COLLECTS OR APPLIES, AS INTEREST, ANY SUCH EXCESS, SUCH AMOUNT WHICH WOULD BE EXCESSIVE INTEREST SHALL BE DEEMED A PARTIAL REPAYMENT OF PRINCIPAL AND TREATED HEREUNDER AS SUCH; AND IF PRINCIPAL IS PAID IN FULL, ANY REMAINING EXCESS SHALL BE PAID TO THE BORROWER. IN DETERMINING WHETHER OR NOT THE INTEREST PAID OR PAYABLE, UNDER ANY SPECIFIC CONTINGENCY, EXCEEDS THE MAXIMUM AMOUNT, THE BORROWER AND THE LENDERS SHALL, TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, (a) CHARACTERIZE ANY NONPRINCIPAL PAYMENT AS AN EXPENSE, FEE OR PREMIUM RATHER THAN AS INTEREST, (b) EXCLUDE VOLUNTARY PREPAYMENTS AND THE EFFECT THEREOF, AND (c) AMORTIZE, PRORATE, ALLOCATE AND SPREAD IN EQUAL PARTS, THE TOTAL AMOUNT OF INTEREST THROUGHOUT THE ENTIRE CONTEMPLATED TERM OF THE OBLIGATIONS SO THAT THE INTEREST RATE IS UNIFORM THROUGHOUT THE ENTIRE TERM OF THE OBLIGATIONS; PROVIDED, HOWEVER, THAT IF THE OBLIGATIONS ARE PAID AND PERFORMED IN FULL PRIOR TO THE END OF THE FULL CONTEMPLATED TERM THEREOF, AND IF THE INTEREST RECEIVED FOR THE ACTUAL PERIOD OF EXISTENCE THEREOF EXCEEDS THE MAXIMUM AMOUNT, THE LENDERS SHALL REFUND TO THE BORROWER THE AMOUNT OF SUCH EXCESS OR CREDIT THE AMOUNT OF SUCH EXCESS AGAINST THE TOTAL PRINCIPAL AMOUNT OF THE OBLIGATIONS OWING, AND, IN SUCH EVENT, THE LENDERS SHALL NOT BE SUBJECT TO ANY PENALTIES PROVIDED BY ANY LAWS FOR CONTRACTING FOR, CHARGING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM AMOUNT. THIS SECTION SHALL CONTROL EVERY OTHER PROVISION OF ALL AGREEMENTS PERTAINING TO THE TRANSACTIONS CONTEMPLATED BY OR CONTAINED IN THE LOAN DOCUMENTS.

HEADINGS. HEADINGS USED IN THIS AGREEMENT ARE FOR CONVENIENCE ONLY AND SHALL NOT BE USED IN CONNECTION WITH THE INTERPRETATION OF ANY PROVISION HEREOF.

AMENDMENT AND WAIVER. THE PROVISIONS OF THIS AGREEMENT MAY NOT BE AMENDED, MODIFIED OR WAIVED EXCEPT BY THE WRITTEN AGREEMENT OF THE BORROWER AND THE DETERMINING LENDERS; PROVIDED, HOWEVER, THAT NO SUCH AMENDMENT, MODIFICATION OR WAIVER SHALL BE MADE (a) WITHOUT THE CONSENT OF EACH LENDER AFFECTED THEREBY, IF IT WOULD (i) INCREASE ANY SPECIFIED PERCENTAGE OR COMMITMENT OF ANY LENDER, OR
(ii) EXTEND OR POSTPONE THE DATE OF MATURITY OF, EXTEND OR POSTPONE THE DUE DATE FOR ANY PAYMENT OF PRINCIPAL OR INTEREST ON, REDUCE THE AMOUNT OF ANY INSTALLMENT OF PRINCIPAL OR INTEREST ON, OR REDUCE THE RATE OF INTEREST ON, ANY ADVANCE, THE REIMBURSEMENT OBLIGATIONS OR OTHER AMOUNT OWING UNDER ANY LOAN DOCUMENTS, OR (iii) REDUCE THE FEES PAYABLE HEREUNDER TO WHICH SUCH LENDER IS ENTITLED, OR (iv) WAIVE OR EXTEND THE DATE FOR PAYMENT OF ANY OF THE OBLIGATIONS, (b) WITHOUT THE CONSENT OF ALL LENDERS, IF IT WOULD (i) RELEASE ALL OR SUBSTANTIALLY ALL OF THE GUARANTORS OR ALL OR SUBSTANTIALLY ALL OF THE COLLATERAL, (ii) REVISE THIS SECTION 11.11 OR (iii) AMEND THE DEFINITION OF "DETERMINING LENDERS," "REVOLVING CREDIT PERCENTAGE", "FACILITY A TERM LOAN SPECIFIED PERCENTAGE", "FACILITY B TERM LOAN SPECIFIED PERCENTAGE", "TOTAL SPECIFIED PERCENTAGE", "REQUIRED REVOLVING CREDIT LENDER", "REQUIRED FACILITY A TERM LOAN LENDER", OR "REQUIRED FACILITY B TERM LOAN LENDER"; (c) WITHOUT THE CONSENT OF THE REQUIRED REVOLVING CREDIT LENDERS, AMEND, MODIFY OR WAIVE ANY CONDITION PRECEDENT TO AN EXTENSION OF A REVOLVING CREDIT ADVANCE UNDER SECTION
3.2 HEREOF; (d) WITHOUT THE CONSENT OF THE ADMINISTRATIVE AGENT, IF IT WOULD ALTER THE RIGHTS, DUTIES OR OBLIGATIONS OF THE ADMINISTRATIVE AGENT; (e) WITHOUT THE CONSENT OF THE ISSUING BANK, IF IT WOULD ALTER THE RIGHTS, DUTIES OR OBLIGATIONS OF THE ISSUING BANK; OR (f) WITHOUT THE CONSENT OF THE SWING LINE BANK, IF IT WOULD ALTER RIGHTS, DUTIES OR OBLIGATIONS OF THE SWING LINE BANK. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NO AMENDMENT, WAIVER OR CONSENT THAT CHANGES THE APPLICATION OF PAYMENTS OR PREPAYMENTS TO, OR ALLOCATIONS OF PAYMENTS OR PREPAYMENTS BETWEEN, THE FACILITY A TERM LOAN ADVANCES AND THE FACILITY B TERM LOAN ADVANCES AND NO WAIVER OF ANY MANDATORY PREPAYMENTS PURSUANT TO SECTIONS 2.5(c) (d), (e) OR (f) HEREOF MAY BE MADE WITHOUT THE EXPRESS WRITTEN CONSENT OF THE REQUIRED FACILITY A TERM LOAN LENDERS AND REQUIRED FACILITY B TERM LOAN LENDERS. NEITHER THIS AGREEMENT NOR ANY TERM HEREOF MAY BE AMENDED ORALLY, NOR MAY ANY PROVISION HEREOF BE WAIVED ORALLY BUT ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE ADMINISTRATIVE AGENT AND, IN THE CASE OF AN AMENDMENT, BY THE BORROWER.

NO LIABILITY OF ISSUING BANK. THE BORROWER ASSUMES ALL RISKS OF THE ACTS OR OMISSIONS OF ANY BENEFICIARY OR TRANSFEREE OF ANY LETTER OF CREDIT WITH RESPECT TO ITS USE OF SUCH LETTER OF CREDIT. NEITHER THE ISSUING BANK NOR ANY LENDER NOR ANY OF THEIR RESPECTIVE OFFICERS OR DIRECTORS SHALL BE LIABLE OR RESPONSIBLE
FOR: (a) THE USE THAT MAY BE MADE OF ANY LETTER OF CREDIT OR ANY ACTS OR OMISSIONS OF ANY BENEFICIARY OR TRANSFEREE IN CONNECTION THEREWITH; (b) THE VALIDITY, SUFFICIENCY OR GENUINENESS OF DOCUMENTS, OR OF ANY ENDORSEMENT THEREON, EVEN IF SUCH DOCUMENTS SHOULD PROVE TO BE IN ANY OR ALL RESPECTS INVALID, INSUFFICIENT, FRAUDULENT OR FORGED; (c) PAYMENT BY THE ISSUING BANK AGAINST PRESENTATION OF DOCUMENTS THAT DO NOT COMPLY WITH THE TERMS OF A LETTER OF CREDIT, INCLUDING FAILURE OF ANY DOCUMENTS TO BEAR ANY REFERENCE OR ADEQUATE REFERENCE TO THE LETTER OF CREDIT, EXCEPT FOR ANY PAYMENT MADE UPON THE ISSUING BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; OR (d) ANY OTHER CIRCUMSTANCES WHATSOEVER IN MAKING OR FAILING TO MAKE PAYMENT UNDER ANY LETTER OF CREDIT, EXCEPT THAT THE BORROWER SHALL HAVE A CLAIM AGAINST THE ISSUING BANK, AND THE ISSUING BANK SHALL BE LIABLE TO THE BORROWER, TO THE EXTENT OF ANY DIRECT, BUT NOT CONSEQUENTIAL, DAMAGES SUFFERED BY THE BORROWER THAT THE BORROWER PROVES WERE CAUSED BY (i) THE ISSUING BANK'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE IN DETERMINING

WHETHER DOCUMENTS PRESENTED UNDER ANY LETTER OF CREDIT COMPLY WITH THE TERMS OF THE LETTER OF CREDIT OR (ii) THE ISSUING BANK'S WILLFUL FAILURE TO MAKE LAWFUL PAYMENT UNDER A LETTER OF CREDIT AFTER THE PRESENTATION TO IT OF A DRAFT AND CERTIFICATES STRICTLY COMPLYING WITH THE TERMS AND CONDITIONS OF THE LETTER OF CREDIT. IN FURTHERANCE AND NOT IN LIMITATION OF THE FOREGOING, THE ISSUING BANK MAY ACCEPT DOCUMENTS THAT APPEAR ON THEIR FACE TO BE IN ORDER, WITHOUT RESPONSIBILITY FOR FURTHER INVESTIGATION, REGARDLESS OF ANY NOTICE OR INFORMATION TO THE CONTRARY.

CONFIDENTIALITY. EACH LENDER AND THE ADMINISTRATIVE AGENT AGREES (ON BEHALF OF ITSELF AND EACH OF ITS AFFILIATES, DIRECTORS, OFFICERS AND EMPLOYEES) TO USE REASONABLE EFFORTS TO KEEP CONFIDENTIAL, IN ACCORDANCE WITH CUSTOMARY PROCEDURES FOR HANDLING CONFIDENTIAL INFORMATION OF THIS NATURE AND IN ACCORDANCE WITH SAFE AND SOUND BANKING OR INVESTMENT PRACTICES, ANY NON-PUBLIC INFORMATION SUPPLIED TO IT BY THE BORROWER OR ANY OF ITS AFFILIATES PURSUANT TO THIS AGREEMENT, PROVIDED THAT NOTHING HEREIN SHALL LIMIT THE DISCLOSURE OF ANY SUCH INFORMATION
(a) TO THE EXTENT REQUIRED BY STATUTE, RULE, REGULATION OR JUDICIAL PROCESS, (b) TO COUNSEL FOR ANY LENDER OR THE ADMINISTRATIVE AGENT, (c) TO BANK OR OTHER EXAMINERS, REGULATORY BODIES (INCLUDING THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS OR ANY SIMILAR ORGANIZATION, OR ANY NATIONALLY RECOGNIZED RATING AGENCY THAT REQUIRES ACCESS TO INFORMATION ABOUT ANY LENDER'S INVESTMENT PORTFOLIO), AUDITORS OR ACCOUNTANTS OF ANY LENDER, (d) TO THE ADMINISTRATIVE AGENT OR ANY OTHER LENDER OR ANY AFFILIATE THEREOF, (e) IN CONNECTION WITH ANY LITIGATION RELATING TO THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS TO WHICH ANY ONE OR MORE OF LENDERS IS A PARTY, (f) TO THE EXTENT NECESSARY IN CONNECTION WITH THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (g) TO ANY ASSIGNEE OR PARTICIPANT (OR PROSPECTIVE ASSIGNEE OR PARTICIPANT) OR TO ANY DIRECT OR INDIRECT CONTRACTUAL COUNTERPARTIES IN SWAP AGREEMENTS OR TO THE PROFESSIONAL ADVISORS OF SUCH SWAP COUNTERPARTIES SO LONG AS SUCH ASSIGNEE OR PARTICIPANT (OR PROSPECTIVE ASSIGNEE OR PARTICIPANT) OR DIRECT OR INDIRECT CONTRACTUAL COUNTERPARTIES IN SWAP AGREEMENTS OR SUCH SWAP COUNTERPARTIES' PROFESSIONAL ADVISORS AGREES IN WRITING TO BE BOUND BY THE PROVISIONS OF THIS SECTION 11.13. NON-PUBLIC INFORMATION DOES NOT INCLUDE INFORMATION THAT (a) WAS PUBLICLY KNOWN PRIOR TO THE TIME OF DISCLOSURE BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (b) AFTER DISCLOSURE BY THE BORROWER TO ANY LENDER OR THE ADMINISTRATIVE AGENT BECOMES PUBLICLY KNOWN THROUGH NO ACT OR OMISSION BY ANY LENDER OR THE ADMINISTRATIVE AGENT OR BY ANY PERSON ACTING ON BEHALF OF ANY LENDER OR THE ADMINISTRATIVE AGENT OR (c) OTHERWISE BECOMES KNOWN TO ANY LENDER OR THE ADMINISTRATIVE AGENT OTHER THAN THROUGH DISCLOSURE BY THE BORROWER OR ANY OF ITS SUBSIDIARIES OR AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR CONSULTANTS.

NO DUTIES OF SYNDICATION AGENT OR CO-AGENTS. THE BORROWER AND THE LENDERS ACKNOWLEDGE THAT THE SYNDICATION AGENT AND THE CO-AGENTS SHALL HAVE NO DUTIES, RESPONSIBILITIES OR LIABILITIES IN THEIR CAPACITIES AS SYNDICATION AGENT AND CO-AGENTS.

GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA. THE LOAN DOCUMENTS ARE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS, AND BORROWER AND EACH SURETY, GUARANTOR, ENDORSER AND ANY OTHER PARTY EVER LIABLE FOR PAYMENT OF ANY MONEY PAYABLE

WITH RESPECT TO THE LOAN DOCUMENTS, JOINTLY AND SEVERALLY WAIVE THE RIGHT TO BE SUED ELSEWHERE. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND HEREBY SUBMITS WITH RESPECT TO ITSELF AND ITS PROPERTY TO THE JURISDICTION OF ANY SUCH COURT FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY ADVANCES HEREUNDER.

ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AGREEMENT AMENDS AND RESTATES IN ITS ENTIRETY THE EXISTING CREDIT AGREEMENT.

WAIVER AND RELEASE. IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE CO-AGENTS AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, THE BORROWER AND EACH GUARANTOR (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS AGREEMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

WAIVER. WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS (OTHER THAN COMPULSORY COUNTERCLAIMS), WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THEIR EXECUTION OF THIS AGREEMENT AND

RELEASE. RELEASE AND DISCHARGE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE CO-AGENTS AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR

UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER AND EACH GUARANTOR EVER HAD, NOW HAVE, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

The provisions of this Section 11.18 shall survive termination of the Credit Agreement.

EFFECT OF AMENDMENT AND RESTATEMENT.

This Agreement is an amendment and restatement of the terms and provisions of the Existing Credit Agreement. The indebtedness of the Borrower outstanding under the Existing Credit Agreement and the Notes outstanding thereunder immediately prior to the effectiveness hereof ("Restatement Effective Time") is called the "Existing Indebtedness". Neither the execution and delivery of this Agreement by the Borrower or any Lender, nor any of the terms or provisions contained herein, shall be construed (i) other than as specifically contemplated by Section 3.1(m) hereof, to be a payment on or with respect to the Existing Indebtedness or any accrued interest thereon or (ii) to release, terminate or otherwise adversely affect all or any part of any lien, claim or right or security interest heretofore granted to or retained by the Administrative Agent with respect to any Collateral. Without limiting the foregoing, the Borrower and each of its Subsidiaries hereby ratifies and confirms each Loan Document to which such Person is a party including without limitation the Subsidiary Guaranties and the grant of a security interest pursuant to, and all other terms and provisions of, the Collateral Documents.

Notwithstanding any provision of this Agreement to the contrary, all LIBOR Advances which are outstanding at the Restatement Effective Time (each an "Existing LIBOR Borrowing") shall continue to be maintained by the Lenders until the last day of the current Interest Period therefor (except to the extent prepaid or converted by the Borrower prior to such date).

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

         IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.

                                       HOME INTERIORS & GIFTS, INC.


                                       By:  /s/ Donald J. Carter, Jr.
                                            ------------------------------------

                                            Name: Donald J. Carter, Jr.
                                            Title: Chief Executive Officer

                                     BANK OF AMERICA, N.A. (successor by
                                     merger to NationsBank, N.A.), as
                                     Administrative Agent,
                                     Issuing Bank, SwingLine Bank, and as a
                                     Lender


                                     By:  /s/ Robert A. Klawinski
                                          --------------------------------------
                                          Robert A. Klawinski
                                          Managing Director


                                     Address:
                                     NC1-007-13-06
                                     100 North Tryon Street
                                     Charlotte, NC 28255
                                     Attention: Robert A. Klawinski
                                     Fax: (704) 386-9607
                                     Email: robert.a.klawinski@bankofamerica.com

                                        THE CHASE MANHATTAN BANK, as
                                        Syndication Agent and as a Lender


                                        By:  /s/ William J. Caggiano
                                             ------------------------------
                                        Name: William J. Caggiano
                                        Title: Managing Director

                                        Address:
                                        270 Park Avenue
                                        New York, NY 10017
                                        Attention: William J. Caggiano
                                        Fax: (212) 972-0009
                                        Email: bill.caggiano@chase.com

                                        SOCIETE GENERALE, as Co-Agent and as a
                                        Lender


                                        By:  /s/ Cynthia A. Jay
                                             ---------------------------------
                                        Name: Cynthia A. Jay
                                        Title: Managing Director

                                        Address:
                                        1221 Avenue of the Americas
                                        New York NY 10020
                                        Attention: Cynthia A. Jay
                                        Fax: (212) 278-6178
                                        Email: cynthia.jay@us.sccgen.com

                                        CITICORP USA, INC., as Co-Agent and as a Lender


                                        By:  /s/ J. Robert Cotton
                                             -----------------------------------
                                        Name: J. Robert Cotton
                                        Title: Vice President

                                        Address:
                                        599 Lexington Avenue
                                        21st Floor
                                        New York, NY 10043
                                        Attention: J. Robert Cotton
                                        Fax: (212) 793-9470
                                        Email: robert.cotton@citicorp.com

                                        BANK ONE, NA (successor by merger to
                                        Bank One, Texas, N.A.)


                                        By: /s/ Kathy M. Turner
                                            ------------------------------------
                                            Kathy M. Turner
                                            Director

                                        1717 Main Street, 3rd Floor
                                        Dallas, Texas 75201
                                        Attention: Kathy M. Turner
                                                   Director
                                        Fax: (214) 290-2765
                                        Email: kathy_turner@bankone.com

                                        BANKERS TRUST COMPANY


                                        By: /s/ Mary Kay Cole
                                            ------------------------------------
                                            Name: Mary Kay Cole
                                            Title: Managing Director

                                        One Bankers Trust Plaza, 34th Floor
                                        130 Liberty Street
                                        New York, New York 10006
                                        Attention:
                                                   -----------------------------

                                        ----------------------------------------
                                        Fax:
                                             -----------------------------------
                                        Email:
                                               ---------------------------------

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Karl E. Kieffer
                                            ------------------------------------
                                            Name: Karl E. Kieffer
                                            Title: Duly Authorized Signatory

                                        60 Long Ridge Road
                                        Stamford, Connecticut 06927-5100
                                        Attention: Stephen B. Trusa
                                        Fax: (203) 316-7978
                                        Email: stephen.trusa@gecapital.com

                                        HELLER FINANCIAL, INC.


                                        By: /s/ Julia F. Maslanka
                                            ------------------------------------
                                            Name: Julia F. Maslanka
                                            Title: Vice President

                                        500 West Monroe
                                        CF6 - 12th Floor
                                        Chicago, Illinois 60661
                                        Attention:
                                                  ------------------------------

                                        ----------------------------------------
                                        Fax:
                                            ------------------------------------
                                        Email:
                                            ------------------------------------

                                        NATIONAL CITY BANK OF KENTUCKY


                                        By: /s/ Tom Gurbach
                                            ------------------------------------
                                            Name: Tom Gurbach
                                            Title: Vice President

                                        101 South Fifth Street, Locator #T08J
                                        Louisville, Kentucky 40202
                                        Attention:
                                                  ------------------------------

                                        ----------------------------------------
                                        Fax:
                                            ------------------------------------
                                        Email:
                                            ------------------------------------

                                        BALANCED HIGH-YIELD FUND I LTD.


                                        By: BHF (USA) CAPITAL CORPORATION,
                                        acting through its New York Branch,
                                        as attorney-in-fact


                                            By: /s/ Illegible
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title: Senior Vice President


                                            By:
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                    ----------------------------

                                        Address:
                                        333 S. Grand Ave., Suite 4100
                                        Los Angeles, CA 90049
                                        Attention:
                                                  ------------------------------
                                        Fax: (213) 621-3795
                                        Email:
                                               ---------------------------------

                                        KZH-ING-2 LLC


                                        By: /s/ Virginia Conway
                                            ------------------------------------
                                            Name: Virginia Conway
                                            Title: Authorized Agent

                                        Address:
                                        The Chase Manhattan Bank
                                        140 East 43rd Street - 11th Floor
                                        New York, NY 10017
                                        Attention: Virginia Conway
                                        Fax: (212) 622-0123
                                        Email: virginia.r.conway@chase.com

                                        with a copy to:

                                        Karen Morgan
                                        Ing Capital Advisors, Inc.
                                        333 S. Grand Avenue, Suite 4250
                                        Los Angeles, CA 90071
                                        Tel: (213) 346-3973
                                        Fax: (213) 346-3995

                                        Shan McSweeney
                                        Weil, Gotshal & Manges LLP
                                        767 Fifth Avenue, 34th Floor
                                        New York, NY 10153
                                        Tel: (212) 310-6857
                                        Fax: (212) 310-8007
                                        email: shan.mcsweeney@weil.com

                                        DELANO COMPANY

                                        By: Pacific Investment Management
                                            Company,
                                            as its Investment Advisor


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title: Executive Vice President

                                        840 Newport Center Drive, Suite 360
                                        Newport Beach, California 92660
                                        Attention: Sandy Benson
                                        Fax: (929) 720-6361

                                        with a copy to:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        BHF (USA) CAPITAL CORPORATION


                                        By: /s/ Jeffrey N. Frost
                                            ------------------------------------
                                            Name: Managing Director
                                            Title: Portfolio Management


                                        By: Lisa Moraglia
                                            Name: Lisa Moraglia
                                            Title: Associate

                                        Address:
                                        590 Madison Avenue
                                        New York, NY 10022
                                        Attention: Lisa Moraglia
                                        Fax: (212) 756-5536
                                        Email: lmoraglia@bhf-us.com

                                        VAN KAMPEN CLO II, LIMITED


                                        By: Van Kampen Management, Inc.,
                                            as Collateral Manager


                                            By: /s/ Douglas L. Winchell
                                                --------------------------------
                                                Name: Douglas L. Winchell
                                                Title: Vice President

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Attention:
                                                   -----------------------------
                                        Fax:
                                             -----------------------------------
                                        Email:
                                               ---------------------------------

                                        TCW LEVERAGED INCOME TRUST, L.P.


                                        By: TCW Advisers (Bermuda), Ltd.,
                                            as General Partner


                                            By: /s/ Darryl L. Schall
                                                --------------------------------
                                                Name: Darryl L. Schall
                                                Title: Managing Director


                                        By: TCW Investment Management Company,
                                            as Investment Manager


                                            By: /s/ Randolph R. Birkman
                                                --------------------------------
                                                Name: Randolph R. Birkman
                                                Title: Managing Director


                                        TCW LEVERAGED INCOME TRUST II, L.P.


                                        By: TCW (LINC II), L.P.,
                                            as General Partner

                                        By: TCW Advisers (Bermuda), Ltd.,
                                            as General Partner


                                            By: /s/ Darryl L. Schall
                                                --------------------------------
                                                Name: Darryl L. Schall
                                                Title: Managing Director


                                        By: TCW Investment Management Company,
                                            as Investment Manager


                                            By: /s/ Randolph R. Birkman
                                                --------------------------------
                                                Name: Randolph R. Birkman
                                                Title: Managing Director

                                        TCW Shared Opportunity Fund III, L.P.

                                        By: TCW Asset Management Company
                                            Its Investment Adviser


                                            By: /s/ Darryl L. Schall
                                                --------------------------------
                                                Name: Darryl L. Schall
                                                Title: Managing Director



                                            By: /s/ Randolph R. Birkman
                                                --------------------------------
                                                Name: Randolph R. Birkman
                                                Title: Managing Director

                                        Address:
                                        11100 Santa Monica Blvd.
                                        Suite 2000
                                        Los Angeles, CA 90025
                                        Attention: Darryl L. Schall
                                        Fax: (310) 235-5965
                                        Email: schald@tcwgroup.com

                                        TCW LEVERAGED INCOME TRUST IV, L.P.

                                        By: TCW Asset Management Company,
                                            as its Investment Adviser


                                            By: /s/ Darryl L. Schall
                                                --------------------------------
                                                Name: Darryl L. Schall
                                                Its: Managing Director

                                        By: TCW (LINC IV), L.L.C.,
                                            as General Partner

                                        By: TCW Asset Management Company,
                                            as its Managing Member


                                            By: /s/ Darryl L. Schall
                                                --------------------------------
                                                Name: Darryl L. Schall
                                                Its: Managing Director


                                            By: /s/ Randolph R. Birkman
                                                --------------------------------
                                            Name: Randolph R. Birkman
                                            Its: Managing Director

                                        Address:
                                        11100 Santa Monica Blvd.
                                        Suite 2000
                                        Los Angeles, CA 90025
                                        Attention: /s/ Darryl L. Schall
                                                   -----------------------------
                                        Fax: (310) 235-5965
                                        Email: schald@tcwgroup.com

                                        CAPTIVA III FINANCE LTD., as advised by
                                        Pacific Investment Management Company


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        Address:
                                        840 Newport Center Drive, Suite 360
                                        Newport Beach, CA 92660
                                        Attention: Sandy Benson
                                        Fax: (949) 720-6361
                                        Email:

                                        ARCHIMEDES FUNDING, L.L.C.

                                        By: ING Capital Advisors LLC
                                            as Collateral Manager



                                            By: /s/ Illegible
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title: Senior Vice President

                                        Address:
                                        333 S. Grand Avenue, Suite 4100
                                        Los Angeles, CA 90071
                                        Attention:
                                                   -----------------------------
                                        Fax: (213) 621-3795
                                        Email:
                                               ---------------------------------

                                        SEQUILS-ING I (HBDGM), LTD.

                                        By: ING Capital Advisors LLC
                                            as Collateral Manager



                                            By: /s/ Illegible
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title: Senior Vice President

                                        Address:
                                        333 S. Grand Avenue, Suite 4100
                                        Los Angeles, CA 90071
                                        Attention:
                                                   -----------------------------
                                        Fax: (213) 621-3795
                                        Email:
                                               ---------------------------------

                                        ARCHIMEDES FUNDING III LTD.

                                        By: ING Capital Advisors LLC
                                            as Collateral Manager



                                            By: /s/ Illegible
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title: Senior Vice President

                                        Address:
                                        333 S. Grand Avenue, Suite 4100
                                        Los Angeles, CA 90071
                                        Attention:
                                                   -----------------------------
                                        Fax: (213) 621-3795
                                        Email:
                                               ---------------------------------

                                        CREDIT SUISSE FIRST BOSTON



                                        By: /s/ Howard Shams
                                            ------------------------------------
                                            Name: Howard Shams
                                            Its: Authorized Signatory

                                        Address:
                                        11 Madison Avenue
                                        New York, NY 10010
                                        Attention:
                                                   -----------------------------
                                        Fax:
                                             -----------------------------------
                                        Email:
                                               ---------------------------------

                                        ATHENA CDO LIMITED



                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Its: Executive Vice President

                                        Address:
                                        840 Newport Center Drive, Suite 360
                                        Newport Beach, CA 92660
                                        (949) 720-6361
                                        Attention:
                                                   -----------------------------
                                        Fax: benson@pimco.com
                                        Email:
                                               ---------------------------------

                                        ROYALTON COMPANY



                                        By: /s/ Mohan V. Phansalkar
                                            ------------------------------------
                                            Name: Mohan V. Phansalkar
                                            Its: Executive Vice President

                                        Address:
                                        840 Newport Center Drive, Suite 360
                                        Newport Beach, CA 92660
                                        Attention: Sandy Benson
                                        Fax: (949) 720-6361
                                        Email: benson@pimco.com

                                        PUTNAM HIGH YIELD ADVANTAGE FUND



                                        By: /s/ John R. Verani
                                            ------------------------------------
                                            Name: John R. Verani
                                            Its:
                                                 -------------------------------

                                        Address:
                                        Putnam Investments c/o Ropes & Gray
                                        One International Place
                                        Boston, MA 02110
                                        Attention: Chris Kirby
                                        Fax: (617) 951-7050
                                        Email: ckirby@ropesgray.com

                                        PUTNAM HIGH YIELD TRUST



                                        By: /s/ John R. Verani
                                            ------------------------------------
                                            Name: John R. Verani
                                            Its:
                                                 -------------------------------

                                        Address:
                                        Putnam Investments c/o Ropes & Gray
                                        One International Place
                                        Boston, MA 02110
                                        Attention: Chris Kirby
                                        Fax: (617) 951-7050
                                        Email: ckirby@ropesgray.com

                                        PUTNAM FUNDS TRUST - PUTNAM HIGH YIELD
                                        TRUST II



                                        By: /s/ John R. Verani
                                            ------------------------------------
                                            Name: John R. Verani
                                            Its:
                                                 -------------------------------

                                        Address:
                                        Putnam Investments c/o Ropes & Gray
                                        One International Place
                                        Boston, MA 02110
                                        Attention: Chris Kirby
                                        Fax: (617) 951-7050
                                        Email: ckirby@ropesgray.com

                                        COMPASS BANK



                                        By: /s/ Monica M. Alexander
                                            ------------------------------------
                                        Name: Monica M. Alexander
                                        Title: Vice President

                                        Address:
                                        8080 N. Central Expressway
                                        Suite 250
                                        Dallas, TX 75206
                                        Attention: Monica M. Alexander
                                        Fax: (214) 346-2746
                                        Email: monica.alexander@compassbnk.com

         Each Guarantor hereby consents and agrees to this Agreement and agrees that each Subsidiary Guaranty shall remain in full force and effect and shall continue to (a) guarantee the Guarantied Obligations (as defined in such Subsidiary Guaranty), and (b) be the legal, valid and binding obligation of such Guarantor and enforceable against such Guarantor and collateral in accordance with its terms. In addition, each Guarantor hereby agrees that each Security Agreement, each Deed of Trust, each Intellectual Property Security Agreement and each other Loan Document to which such Guarantor is a party shall remain in full force and effect and shall continue to (a) secure the Obligations (as defined in the Loan Documents other than the Deed of Trust) and Secured Indebtedness (as defined in the Deed of Trust) and (b) be the legal, valid and binding obligation of such Guarantor and enforceable against such Guarantor and collateral in accordance with their respective terms.

                                       GUARANTORS:

                                       DWC GP, INC., a Delaware corporation
                                       (formerly Dallas Woodcraft, Inc.)
                                       GIA, INC., a Nebraska corporation
                                       HOMCO, INC., a Texas corporation


                                       By: /s/ Donald J. Carter
                                           ------------------------------------
                                           Name: Donald J. Carter
                                           Title: Sr. Vice President & President

                                       HOMCO PUERTO RICO, INC., a Delaware
                                       corporation
                                       SPRING VALLEY SCENTS, INC., a Delaware
                                       corporation


                                       By: /s/ Donald J. Carter
                                           ------------------------------------
                                           Name: Donald J. Carter
                                           Title: President

                                       LAREDO CANDLE COMPANY, L.P., a Texas
                                       limited partnership

                                       By: Spring Valley Scents, Inc., its
                                           general partner


                                           By: /s/ Donald J. Carter
                                               --------------------------------
                                               Name: Donald J. Carter
                                               Title: President

                                        HIG INVESTMENTS, INC.,
                                        a Delaware corporation


                                        By: /s/ Gordon W. Stewart
                                            ------------------------------------
                                            Name: Gordon W. Stewart
                                            Title: President

                                        DALLAS WOODCRAFT COMPANY, L.P.,
                                        a Delaware limited partnership

                                        By: DWC GP Inc.,
                                            its general partner


                                            By: /s/ Donald J. Carter
                                                --------------------------------
                                                Name: Donald J. Carter
                                                Title: Senior Vice President